UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04262

AMERICAN PENSION INVESTORS TRUST

(Exact name of Registrant as Specified in Charter)

106 Annjo Court, Suite A, Forest, Virginia 24551

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (434) 846-1361

(Name and Address of Agent for Service)

David D. Basten

President

American Pension Investors Trust

106 Annjo Court, Suite A

Forest, Virginia 24551

Copy to:

David C. Mahaffey, Esq.

Sullivan & Worcester LLP

1666 K Street, NW

Washington, DC 20006

Date of fiscal year end: January 31

Date of reporting period: January 31, 2022

Item 1.	Report to Shareholders

(a)

YORKTOWN GROWTH FUND

YORKTOWN CAPITAL APPRECIATION FUND

YORKTOWN MULTI-SECTOR BOND FUND

YORKTOWN SHORT TERM BOND FUND

YORKTOWN MASTER ALLOCATION FUND

YORKTOWN SMALL CAP FUND

ANNUAL REPORT DATED JANUARY 31, 2022

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this report. Any representation to the contrary is a criminal offense.

CONTENTS

Letter to Shareholders	1-10
Financial Statements
Schedule of Investments
Growth Fund	11-13
Capital Appreciation Fund	14-15
Multi-Sector Bond Fund	16-26
Short Term Bond Fund	27-45
Master Allocation Fund	46
Small Cap Fund	47-48
Statements of Assets and Liabilities	49-52
Statements of Operations	53-54
Statements of Changes in Net Assets	55-60
Financial Highlights
Growth Fund	61-63
Capital Appreciation Fund	64-66
Multi-Sector Bond Fund	67-70
Short Term Bond Fund	71-73
Master Allocation Fund	74-76
Small Cap Fund	77-79
Notes to the Financial Statements	80-97
Report of Independent Registered Public Accounting Firm	98-99
Additional Federal Tax Information	100-101
Performance and Growth of $10,000 Graphs	102-106
Expense Examples	107-109
Other Information	110
Trustees and Officers	111-112
Privacy Notice	113-114

Letter to Shareholders (Unaudited)

January 31, 2022

Dear Fellow Shareholders,

We are pleased to provide you with this annual report for our fiscal year ended January 31, 2022. The report discusses Yorktown Funds, the market outlook, and our plans to continue to provide the products and services designed to meet the evolving needs of our shareholders and their financial advisors by taking advantage of the investment opportunities present in the marketplace.

Preface

The past year was one filled with hope, fear and then worry; a veritable emotional roller coaster worthy of a one hour wait at your local amusement park. The year started with the capital markets obsessed over the pandemic, which turned to hope of an endemic as the vaccines introduced into the populace proved effective. However, that hope faded into fear as the Omicron variant emerged, leading to a pause as participants focused on what might be affected. Once the variant proved to be more a speed bump than a roadblock, the market picked up steam into the end of the calendar year. That enthusiasm faded into worry in the face of spiking inflation numbers manifesting into a rate sell- off that took control of the markets as the calendar turned over.

Following a similar theme from the previous year, COVID-19 was the driving force behind market actions, albeit it felt so with a different intensity as familiarity seemed to assuage some concerns. With vaccines came optimism and economic data that seemed to indicate the economy was on firm, if not more solid footing than one would have considered a year prior. From an investment standpoint, focus in the markets shifted away from defense to the mindset of playing offense. The re-emergence of certain sectors as targeted investment themes such as leisure (including pandemic battered sectors such as cruise ships and airlines) became a bright spot of overperformance and symbolic of the overall market in the face of the emergence of the Omicron variant. The euphoria surrounding leisure took a breather after the first Omicron variant was detected in South Africa, with the CDC publicly following-up with a concern about cruise ship travel. Yet, once the variant proved that while it might be more highly transmissible, it was less likely to cause a spike in hospitalization or mortality rates, leisure and the market, as a whole, picked up momentum again.

Credit spreads continued to tighten, and on a daily basis the equity market seemed to approach, push up against, and even surpass historical highs. But all things, as they always seem to do, must come to an end. Once fear of COVID-19 eased, the market’s attention was drawn to worrying about inflation. The market decided not to wait for the Federal Open Market Committee and began pushing yields in the belly of the treasury curve, the 2-year to the 10-year, higher, seemingly forcing the Fed’s hand. After spending the year preaching patience, the Federal Reserve (the “Fed”) turned hawkish by year-end, and interest rate expectations marched steadily higher through the end of the year and spiked in January. Soon the conversation focused on not only how many rate hikes we might see in the coming year, but whether the first one in March should be a statement 50 bps hike.

The S&P 500® Index (“S&P 500”) started the year at 3,714, hit a high of 4,796 in early January 2022, before ending the fiscal year at 4,515. The NASDAQ started the fiscal year at 13,070, hit a high during the year of 16,057 in November, before pulling back and ending the fiscal year at 14,239. This type of volatility and direction was clearly affected by interest rate movement. The 2-year treasury began the fiscal year at 0.11%, bottomed out at 0.10% in February, before hitting a high of 1.19% in late January 2022; a dramatic 118 bps move in a year. Similarly, the 10-year started off the fiscal year at its low for the year of 1.07%, before hitting its high of 1.87% in late January 2022. This represents an 81 bps move during the year. As a result, one can see that the front end of the curve was far more impacted by rate expectations, which nevertheless caused a rippling affect across all markets, including equities.

As we enter a year where we expect interest rates to be the dominant theme, it’s important to look back and consider that despite Omicron, the introduction of a hawkish Fed, and the fits and starts of an economy under a new presidential administration, the performance across the board for equities was a strong one. For fiscal year ended January 31, 2022, the domestic equity market, as measured by the S&P 500, generated an impressive 23.29% return, and global stocks, as measured by the MSCI EAFE Index, were up a solid 7.03%. The performance in fixed income, and specifically bonds, was an entirely different story, with interest rates and credit spreads pushed around in a volatile fashion by inflation concerns, especially in the last month of the fiscal year, as bonds indices underperformed. The Bloomberg Global Aggregate Bond Index, representing performance in high grade bonds, was down, posting a negative 5.83% return for the year. The Bloomberg U.S. Aggregate Bond Index fared a bit better, ending the fiscal year down 2.97%. To be fair, bonds performed well for the bulk of the fiscal year, with the negative performance of the fiscal year mostly condensed in the month of January. Once the calendar turned over, the Fed’s stance turned hawkish under the pressure of inflation numbers and headlines. As a result, markets pushed interest rates, especially in the belly of the curve out, with yields widening dramatically in that short period of time.

While interest rates will be the dominant headline over the next nine to twelve months, we remain wary of any credit-inspired events that may add fuel to the fire. The expectation of another COVID variant causing turmoil for the markets remains a very real possibility. Over the past six months the world has seemingly come to peace with the idea that certainly while it could cause some bumps in the economy, most seem to think we have a better understanding of it and how to deal with it going forward. More importantly from a credit standpoint, we remain more vigilant when it comes to understanding the ripple effects of what rising rates mean. We would expect some credit spreads widening, with investors less eager to chase credit for yield now that some yield has returned due to the rate hike expectations. Additionally, with more yield available, we would expect tiering within credits and sectors to return to being in vogue. Low rates over the past few years, with a market comfortable that the Fed was acting as some sort of backstop, gave the feeling (false perhaps) that credit could be chased without repercussions. Tiering of credits will once again help normalize markets and reintroduce the concept of valuations of sectors and credits within sectors back into the investment playing field. Volatile markets have seemingly become the norm. However, this volatility is not necessarily driven by credit woes or concerns, but rather a scorching economy with corporations posting solid, impressive results. Thus, volatility due to interest rate pressures as the Fed does its best to pump the brakes on the economy but not enough to derail it; this will be a tricky job. As a result, we continue to remain steady in how we look at credits and how we engage in the markets. This means identifying opportunities within our comfort zone and doing our best to stay neutral to aggressive interest rate movements.

Year in Review

The S&P 500 closed at 4,515 on January 31, 2022, down slightly from the all-time high of 4,796 set earlier in the month on January 3, 2022. If 2020 was a challenging year economically, then 2021 was a comparatively strong but rebuilding one. With a new presidential administration at the helm, vaccines deployed, and the Omicron variant proving to be more a chance for the market to catch its breath than a hiatus, the economy had a solid year of recovery. Pent-up consumer demand and excess household savings was unleashed, and that activity and business spending led to gains that propelled the U.S. economy forward. This performance was captured across a few noteworthy categories, but more a story of GDP growth and jobs. GDP was reported at 6.9% for the fourth quarter of calendar year 2021, and 5.5% for the annual growth rate by the U.S. Bureau of Economic Analysis (BEA). Profits for S&P 500 companies rose some 22% in the fourth quarter of the calendar year, and almost 50% for the year. Consumer spending was strong for the year, and the job data was a source of impressive gains, with the unemployment rate falling from 6.2% during the year to 3.9%.

Dampening the enthusiasm of this performance, and now hovering over the markets in general, is inflation. Toward year-end, the outsized inflation numbers weighed heavily on markets and pushed the Fed to change its message with regards not only to inflation but rate expectations. To some extent this should be expected, given that we have not had practice coming out of a pandemic before and there wasn’t necessarily a playbook for the Fed to follow. Proof of that is evident in that inflation right now is generally a global issue, with many other economies seeing the same impact from supply chain issues and other factors that have led to a build-up of inflationary pressures. Interestingly it wasn’t that long ago that there was genuine concern that the Fed was going to have trouble creating inflation and we were headed for a Japanese-like lost decade. Nevertheless, with supply chain issues adding pressure and a suddenly unleashed consumer, we witnessed the cost of crude breaching $70 a barrel, inflation prints above 7.0% year-over-year, and consumer sentiment falling. Thus, the reason for market expectations with regards not only to how fast the Fed will move on rate hikes but how many to expect, and ultimately that weighting so heavily on the capital markets in January 2022.

Market Impact

Income Funds

Rates, fear, and rates were the focus in fixed income this past fiscal year. The year started off with the market soaking in a highly accommodative environment. Low rates were the story, with a Fed eager to keep liquidity flowing. Corporate bond issuance soared, with high yield and investment grade firms racing to the market to soak up the seemingly endless source of demand. Corporations used the moment to shore up balance sheets, refinance longer maturity debt at historic low rates, and in some cases, to simply put cash on its books for a rainy day. With the market simultaneously embracing low rates and beginning to trust the recovery from the pandemic, COVID decided to remind everyone it hadn’t left; the Omicron variant once again induced fear into the market. However, while proving to be highly transmissible but not as detrimental from a hospitalization and mortality rate standpoint, the market instead then turned its attention to supply chain issues, spiking gas prices and the fear of inflation. As we discussed last year, once we stepped out of the pandemic, understanding how fast the Fed was going to hike rates was going to be important. It seems the rest of the market, with inflation on its mind, suddenly realized it all at once. Thus, we ended the fiscal year back where we started, staring at rates. This time it wasn’t a question of how long they’d be accommodative, but rather the speed of the hikes, and what kind of changes would that bring to the markets.

For the market, apparently participants decided not to wait for the Fed, which began the cycle discussing its own portfolio, run-offs versus new purchases, and tagging inflation as transitory. With the market pushing and pushing, the Fed turned more hawkish over the course of a few meetings. By fiscal year-end, the discussion being had in the market was “how many hikes should we expect?” Yield curve expectations settled on between five and seven. The next looming question was “how big would the first hike be?” While most language would seem to indicate that a 25 bps hike was preferred, the last inflation prints had everyone thinking 50 bps. At this juncture, data seems to indicate that inflation should spike early in the coming fiscal year, and then begin to slowly ease off. However, that doesn’t mean that the Fed, which some feel has fallen behind the curve, will suddenly decide it needs to be at the front of the line. Obviously, volatile moments in the rates market are to be expected in the near-term, but even more so, when we consider how the fiscal year started. For the fiscal year, the yield on the benchmark 2-year treasury started at 0.11% and ended at 1.18%, well over a 100 bps increase. The rise in the 5-year treasury yield was equally sharp, starting the fiscal year at 0.42% and ending the fiscal year at 1.61%. For the 10-year treasury, the story is the same, starting the fiscal year at 1.07% and ending the fiscal year at 1.78%. The question now is just how fast the Fed will attempt to catch up.

The overall fixed income market remained strong through most of the year, with primary markets grinding to a halt toward the end of the fiscal year once rate volatility caused potential issuers to take a step back. For the calendar year 2021, Securities Industry and Financial Markets Association (SIFMA) reported total corporate debt issuance of some $2.0 trillion and asset-backed securities (ABS) issuance of around $500 billion. That represents a dip for corporate debt issuance which hit a historic high in 2020, but still managed to be the second highest amount of corporate bond issuance ever. For ABS, the $500 billion represents issuance on the high side, but more in line with figures posted over the past few non-pandemic years. Both numbers represent solid evidence of a market that had plenty of capital to invest and anecdotal evidence of a market flush with liquidity. Similar to interest rates, credit spreads started the fiscal year wider, tightened over the year and widened out at the tail end. As reported by the Federal Reserve, credit spreads for BBB corporate credit, measured in option-adjusted spread (OAS), moved from 130 bps at the beginning of the year, tightened to around 107 bps in the summer months before finishing the fiscal year around 134 bps. This type of movement would indicate a market that is fairly comfortable with credit, with some concern that inflation and rate volatility might trickle down to cause some credit issues with specific issuers. High yield credit spreads support that type of analysis, but also indicate some return of normalcy in terms of tiering as those credit spreads moved even wider. High yield OAS started the fiscal year around 380 bps, before grinding in to 302 bps toward the end of December. However, once rate volatility occurred in January, OAS for high yield once again backed up and widened to 361 bps, representing a 60 bps move in a month. This type of widening would indicate that interest rate volatility has a direct effect on high yield credit spreads. Some of this occurs due to preference, as with higher rates investors can capture targeted yields at better credits. Some of the movement can be an expression of concern that higher rates will mean less access to the primary issuance market and higher funding costs for those weaker credits. Overall, we recognize a credit environment in a hot economy as fairly benign, with an expectation that specific, weaker credits could potentially have some issues in this more volatile interest rate moment.

Yorktown Multi-Sector Bond Fund

A year ago, the pandemic gripped and defined the market. This year, it was all about the recovery. With an unprecedented amount of Fed support and liquidity pumping through the markets (and a corporate bond market eager to feed it), there was a great deal of capital available to invest across all sectors, credits and maturities. Risk-on continued to define the markets, and high yield fixed income had its best run in years. With low rates, corporations eagerly attacked the issuance market, and investors ran to buy. Even laggard sectors such as leisure ultimately took advantage of the moment, with only a few months of Omicron variant scare to pause those sectors before retreating. As we turned the calendar over, and recovery went from enthralling to concerning, interest rate pressures finally dampened the party enthusiasm. In this new period, one defined by rate hikes and concerns of potential Fed over-reaction, risk began to scale back. Of some solace for longer duration investors was that the impact of the rate volatility seemed more targeted to the shorter end of the yield curve and there was even some inversion 20 years out. As a result, relative value and yield curve analysis led to some opportunities further out than one would have considered prior. Going forward, we continue to be wary of the Fed, market expectations and pressures with regards to the Fed moving too fast or too slow to manage those expectations and the volatility those expectations produce. We consider higher grade credit, liquidity and diversification important mitigants in environments such as this and remain flexible in terms of maturities. We also remain focused on whatever opportunities might be available in the market, due to participants finally witnessing something we haven’t seen for a while: a rising rate environment.

The Multi-Sector Bond Fund performed well over the past calendar year, given the volatility in the market and ultimate recovery. Overall, the portfolio delivered positive income and principal returns on investment. For the fiscal year ended January 31, 2022, the Multi-Sector Bond Fund’s Institutional Class had a total return of 1.46% versus a total return of -2.97% for the Bloomberg U.S. Aggregate Bond Index over the same period.

Yorktown Short Term Bond Fund

The Short Term Bond Fund typically has an advantage in volatile markets with its short maturities which allows it to weather geopolitical events, market disruptions and economic shifts. With the economic recovery, the Fund was able to take advantage of market conditions, excessive corporate issuance and recovering asset classes and sectors. Because of its positioning and asset composition, with a focus on high grade credit, the Fund was able to handle any noticeable turbulence resulting from any Omicron variant fall-out and take advantage of credit spreads tightening due to the economic recovery. The interest rate pressures that manifested at fiscal year-end created some headwinds, especially given that the most volatile part of the yield curve was its belly, the 2-5 year area, which short term bond funds target for investment. Nevertheless, the Fund’s overall dedication to its high credit quality, diversification, and liquidity proved to be helpful tools in helping the Fund mitigate part of the negative influence of a market ready for a hawkish Fed and a rate hiking environment. Using the foundation of its credit, liquidity and diversification helped the Short Term Bond Fund produce a relatively stable and comparatively strong investment performance over the past year.

The Short Term Bond Fund performed comparatively well against its benchmark over the past fiscal year. For the fiscal year ended January 31, 2022, the Short Term Bond Fund’s Institutional Class had a total return of -0.73% versus a total return of -1.11% for the ICE BofAML U.S. Corporate & Government, 1–3 Years Index over the same period.

Equity Funds

2021 was one of the most unusual years for growth stocks. Technology, media and telecommunications were the main drivers in this uncommon landscape. On the surface, the NASDAQ was up 27% but under the surface, there was significant separation. For example, 70% of the index returns were driven by 5 mega-cap stocks (Microsoft, Apple, Google, Nvidia and Tesla), with dramatic under-performance in the small and mid-cap technology stocks. We also saw significant volatility in the market, driven by increased speculation, a record year for new issuance, two new COVID variants, supply chain issues, companies being impacted by the “great resignation”, uncertainty about economic growth, inflation and interest rates. These maladies led to a flight in the mega-cap names. There were three peak-to-trough sell offs that were greater than 20% in growth software as well as significant valuation corrections in areas that were COVID beneficiaries. These areas included e-commerce, advertising technology, education technology, streaming and digital payments, with the small and mid-cap areas experiencing the brunt of the burden. This phenomenon was most pronounced in Q4 2021, with our equity funds being most impacted by these currents.

We believe the technology landscape in 2022 could benefit from normalization in areas like public health, consumer behavior, and supply chains, all of which could lead to more normalization of GDP growth and inflation. The interaction between economic and earnings growth, inflation and interest rates will most likely drive many parts of the market. As things normalize with the expected rising rates, we believe we could see a return of investor demand for secular growth companies as growth becomes scarcer.

Yorktown Growth Fund

The Growth Fund’s Institutional Class posted a return of 2.45% for the fiscal year ending January 31, 2022, compared to the MSCI World Index of 17.03%.

The Growth Fund’s top 5 contributors to performance were Generac Holdings, Fortinet, Gartner, UFP Industries and KKR & Company. Generac has 70% of the home standby generator market and has expanded through acquisitions into the large and growing clean energy arena. A growing enterprise customer base and nascent technologies (like software-defined networking and 5G) has created sizable revenue growth for Fortinet. Gartner had a strong finish to an already good year, delivering contract value at the high end of their medium-term guidance, revenue growth across all three segments, and outstanding free cash flow generation. UFP Industries benefitted from several savvy acquisitions expanding into label and label equipment, fence and rails, and finally an industrial presence in India. KKR’s ever-increasing scale, diversified product offerings, long track record of investment performance and strong client relationships have positioned it to perform well in a variety of market conditions.

Yorktown Growth Fund (2/1/21 – 1/31/22)
	Average Weight (%)	Total Return (%)	Contribution Total Return (%)
5 Highest
Generac Holdings, Inc.	1.20	14.59	0.68
Fortinet, Inc.	0.74	105.35	0.45
Gartner, Inc.	0.84	93.46	0.45
UFP Industries, Inc.	0.70	49.35	0.37
KKR & Co., Inc.	0.74	84.44	0.37

The Growth Fund’s top 5 detractors to performance were, JustSystems, PagSeguro Digital, Apollo Medical Holdings, National Beverage and Emergent BioSolutions. JustSystems and PagSegura stocks had been on a strong run heading into 2021 and experienced a consolidation last year. Apollo Medical is a great company that has performed well, but our timing was off on the purchase of this security. National Beverage suffered from increased competition with its LaCroix brand. The retirement of their founder and CEO contributed to the tough year for Emergent BioSolutions.

Yorktown Growth Fund (2/1/21 – 1/31/22)
	Average Weight (%)	Total Return (%)	Contribution To Return (%)
5 Lowest
Justsystems Corp.	0.52	-41.36	-0.28
PagSeguro Digital Ltd.	0.63	-53.79	-0.30
Apollo Medical Holdings, Inc.	0.39	-36.25	-0.32
National Beverage Corp.	0.04	-33.21	-0.35
Emergent BioSolutions, Inc.	0.43	-67.16	-0.43

Yorktown Capital Appreciation Fund

The Capital Appreciation Fund’s Institutional Class posted a return of -4.96% for the fiscal year ended January 31, 2022, compared to S&P 500 return of 23.29%.

The Capital Appreciation Fund’s top 5 contributors were EOG Resources, Blackstone, NVIDIA, Charles Schwab and American Express. EOG benefited from their vast inventory of premium drilling locations that provided them a long runway of low-cost resources. Blackstone was the go-to firm for institutional and high-net-worth investors that were looking for exposure to alternative assets last year. Schwab benefited from the TD Ameritrade merger with material revenue and expense synergies. American Express’ strong position with small businesses helped it win additional B2B payment volume.

Yorktown Capital Appreciation Fund (2/1/21 – 1/31/22)
	Average Weight (%)	Total Return (%)	Contribution To Return (%)
5 Highest
EOG Resources, Inc.	1.59	132.07	1.22
Blackstone Inc.	1.37	95.69	0.81
NVIDIA Corporation	1.60	88.66	0.74
Charles Schwab Corp.	1.28	71.93	0.64
American Express Co.	1.39	56.31	0.57

The Capital Appreciation Fund’s 5 biggest detractors to performance were Archer Aviation, DocuSign, Roku, Coinbase and Teladoc. Archer Aviation first started trading a little over a year ago and a lot of IPOs suffered in the growth sell off in the 4th quarter. As DocuSign moved upstream to larger clients it faced intense competition from larger competitors. Despite Roku’s tremendous subscription growth, it has yet to generate operating income. Coinbase was adversely affected by volatility in the cryptocurrency market and increased competition. Teladoc faced increased competition from industry consolidation that threatened its scale advantage.

Yorktown Capital Appreciation Fund (2/1/21 – 1/31/22)
	Average Weight (%)	Total Return (%)	Contribution To Return (%)
5 Lowest
Archer Aviation, Inc.	0.16	-52.42	-0.58
DocuSign, Inc.	0.76	-58.99	-0.67
Roku, Inc.	0.70	-63.61	-0.78
Coinbase Global, Inc.	0.46	-69.81	-0.96
Teladoc Health, Inc.	0.64	-71.79	-0.97

Yorktown Small Cap Fund

The Yorktown Small Cap Fund’s Institutional Class posted a return of 1.34% for the fiscal year ended January 31, 2022, versus -15.04% for the Russell 2000® Growth Index and -1.21% for the Russell 2000® Index. During the year from an attribution standpoint, stock selection was the driver of relative performance as sector allocation slightly detracted from relative performance. For year, health technology, finance sectors and technology services that drove positive relative performance while electronic technology, consumer non-durables, and consumer durables detracted from relative performance. Intellia Therapeutics +51.02%, LPL Financial Holdings +60.11% & Dick’s Sporting Goods +82.17% contributed the most to positive absolute performance during the year while Plug Power -65.38%, Stitch Fix -82.78% and Twist Biosciences -63.89% hindered absolute performance for the year. At the end of the year, the strategy is most heavily weighted in the finance, electronic technology and retail sectors and least weighted in the utilities, process industries and energy sectors.

The renewed confidence that 2021 offered led many companies to deploy cash in share buy backs and dividends a trend that should continue albeit at a slower pace in 2022. Household balance sheets look good, wages are up, unemployment is down and there is still a lot of spending power waiting to be unleashed. As opposed to their large cap counterparts who have vast resources, small cap companies will differentiate themselves by their superior management teams and their ability to navigate through this higher rate environment. Because small companies have smaller balance sheets and less available resources it is prudent for them to make nimble yet wise decisions. In a recent article, Bank of America said it is their view that small-capitalization stocks could see high-single-digit-percent annualized returns over the next decade versus low single digits for large caps. Small cap stock valuations hit a 20-year low in December compared with large caps leaving small-cap stocks poised for stronger gains over the next decade.

Yorktown Master Allocation Fund

The Master Allocation Fund’s Institutional Class had a return of -1.95% for the fiscal year ended January 31, 2022, compared to the MSCI World Index return of 17.03%.The Fund remained invested in the Growth, Capital Appreciation and Small Cap Funds. The contributors and detractors as well as commentary mentioned in this shareholder letter about those three funds impacted the Master Allocation Fund.

Looking Forward

2022 is well underway and so far, the pump has been primed for equities to experience a volatile Q1. The catalyst seems to be continued concerns over inflation and the ability of the Federal Reserve to combat it. The jump in inflation during 2021 was largely due to supply change mismatches, an issue that remains today, which will cause inflation to be elevated for some time in 2022. However, we feel that the aggressive deflationary pressures coupled with a somewhat more hawkish Fed should temper a long-term inflationary period. Fed Chair Jerome Powell stated recently that it is his view that inflation will fade by mid-year and that the expectation is still that inflation will move closer to 2% by 2023. It is important to note that historically, stocks have been among the best performing classes during periods of high and or raising inflation. However, individual companies will manage through inflationary periods differently and the importance of strong stock selection through active management is key. In other words, the ability of companies to pass through rising costs to consumers is not equal and therefore this environment calls for thoughtful individual stock selection.

Sincerely,

David D. Basten
Founder & Chief Executive Officer
Yorktown Funds

Investing involves risk, including loss of principal. Diversification does not ensure a profit or guarantee against loss. High yield securities are subject to greater levels of interest rate, credit and liquidity risk. In general, as prevailing interest rates rise, fixed income securities prices will fall.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Yorktown Funds before investing. The Yorktown Funds’ prospectus contains this and other information about the Yorktown Funds and should be read carefully before investing. You may obtain a current copy of the Yorktown Funds’ prospectus by calling (888) 933-8274. The performance quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment in the Yorktown Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Distributed by Ultimus Fund Distributors, LLC. (Member FINRA)

Yorktown Growth Fund

SCHEDULE OF INVESTMENTS

January 31, 2022

Fund Holdings (as a percentage of net assets)

Technology	28.16%
Industrials	14.45%
Consumer Discretionary	12.33%
Health Care	12.06%
Materials	8.87%
Communications	7.19%
Financials	7.10%
Real Estate	5.23%
Consumer Staples	1.83%
Energy	0.99%
Other	1.79%
100.00%

	Shares	Fair Value
COMMON STOCKS — 98.21%
Communications — 7.19%
Cable One, Inc.	310	$478,866
Discovery, Inc., Series A(a)	11,500	320,965
Embracer Group AB(a)	34,200	336,991
Gray Television, Inc.	33,850	705,773
IAC/InterActiveCorp.(a)	3,820	521,583
Liberty Media Corp. - Liberty SiriusXM, Class A(a)	11,700	541,125
Prosus NV - ADR	20,300	338,807
SoftBank Corp. - ADR	27,800	348,056
Take-Two Interactive Software, Inc.(a)	2,400	392,016
Tegna, Inc.	27,600	534,336
ViacomCBS, Inc., Class B	14,000	468,300
Yandex N.V., Class A(a)	6,600	317,196
		5,304,014
Consumer Discretionary — 12.33%
Builders FirstSource, Inc.(a)	8,200	557,518
Etsy, Inc.(a)	2,300	361,284
Evolution AB - ADR	2,400	297,864
Evolution AB	2,600	316,587
Hermes International - ADR	3,800	567,682
Huazhu Group Ltd. - ADR(a)	9,000	355,680
LCI Industries	4,800	591,216
Li Ning Co. Ltd.	58,700	567,277
Lithia Motors, Inc., Class A	1,050	306,736
LKQ Corp.	11,350	623,002
Moncler SpA	7,700	487,436
MonotaRO Co. Ltd.	22,100	356,994
Open House Co. Ltd.	9,100	465,742
Pool Corp.	1,100	523,875
PulteGroup, Inc.	9,100	479,479
Tractor Supply Co.	2,800	611,268
Trigano SA	2,500	470,506
Vista Outdoor, Inc.(a)	21,800	841,044
Zhongsheng Group Holdings Ltd.	40,300	308,311
		9,089,501
Consumer Staples — 1.83%
Five Below, Inc.(a)	2,400	393,600
ITOCHU Corp. - ADR	7,900	506,903
Performance Food Group Co.(a)	10,650	449,324
		1,349,827
Energy — 0.99%
Ameresco, Inc., Class A(a)	7,750	392,228
Array Technologies, Inc.(a)	32,100	338,334
		730,562
Financials — 7.10%
Arthur J. Gallagher & Co.	2,800	442,232
Credit Acceptance Corp.(a)	1,400	755,384
Hamilton Lane, Inc., Class A	5,400	488,484
Interactive Brokers Group, Inc., Class A	7,250	494,377
KKR & Co., Inc.	9,700	690,252
LPL Financial Holdings, Inc.	3,400	585,888

YORKTOWN GROWTH FUND

SCHEDULE OF INVESTMENTS, Continued

	Shares	Fair Value
Nihon M&A Center, Inc.	12,800	$198,757
Raymond James Financial, Inc.	6,450	682,862
Tradeweb Markets, Inc., Class A	4,850	411,135
Virtus Investment Partners, Inc.	1,850	484,108
		5,233,479
Health Care — 12.06%
Abiomed, Inc.(a)	1,550	458,598
Bio-Techne Corp.	1,200	451,692
Catalent, Inc.(a)	3,950	410,523
Charles River Laboratories International, Inc.(a)	1,800	593,568
Chemed Corp.	1,100	515,801
Cooper Cos., Inc. (The)	1,240	493,892
Encompass Health Corp.	4,600	285,384
Evotec SE(a)	11,500	460,258
Genmab A/S - ADR(a)	10,100	344,208
Globus Medical, Inc., Class A(a)	6,400	427,072
ICON PLC(a)	2,450	651,014
Insulet Corp.(a)	2,150	533,200
LHC Group, Inc.(a)	2,100	260,610
Lifco AB, Class B	22,900	529,487
Lonza Group AG - ADR	8,400	578,424
Masimo Corp.(a)	1,950	428,747
PerkinElmer, Inc.	3,250	559,553
Repligen Corp.(a)	2,150	426,431
Sonova Holding AG - ADR	6,780	482,465
		8,890,927
Industrials — 14.45%
ASSA ABLOY AB - ADR	27,300	372,645
Cognex Corp.	5,100	338,946
Danaos Corp.	9,000	823,500
DSV Panalpina A/S - ADR	3,900	396,162
Fluidra SA	9,800	309,416
Franklin Electric Co., Inc.	6,000	520,800
Fujitec Co. Ltd. - ADR	22,700	533,295
Generac Holdings, Inc.(a)	1,500	423,570
Graco, Inc.	4,600	333,776
HEICO Corp.	3,200	436,448
IDEX Corp.	2,200	473,968
Ingersoll Rand, Inc.	9,700	545,237
Investment AB Latour	16,000	492,291
Landstar System, Inc.	2,250	360,000
NIBE Industrier AB	28,800	270,439
Prysmian SpA	14,400	481,025
Saia, Inc.(a)	3,000	852,840
Teledyne Technologies, Inc.(a)	900	379,287
TopBuild Corp.(a)	2,600	604,890
Toro Co. (The)	3,200	309,056
Trimble, Inc.(a)	8,000	577,280
UniFirst Corp.	1,900	361,171
Xylem, Inc.	4,350	456,837
		10,652,879
Materials — 8.87%
Berry Plastics Group, Inc.(a)	7,950	535,989
CCL Industries, Inc., Class B	8,000	418,264
Commercial Metals Co.	16,000	535,040
Crown Holdings, Inc.	4,800	549,120
Givaudan SA - ADR	6,000	496,260
Kingspan Group PLC - ADR	4,650	455,700
Nolato AB	48,000	486,971
Nutrien Ltd.	6,300	439,740
Sibanye Stillwater Ltd. - ADR	23,000	344,770
Symrise AG - ADR	15,300	455,787
Tokai Carbon Co. Ltd.	24,600	252,022
Trex Co., Inc.(a)	5,000	457,350
UFP Industries, Inc.	6,300	503,118
Vulcan Materials Co.	3,200	608,992
		6,539,123
Real Estate — 5.23%
Aedifica SA	2,550	305,713
Alexandria Real Estate Equities, Inc.	2,850	555,294
CBRE Group, Inc., Class A(a)	6,700	678,978
CyrusOne, Inc.	7,100	637,935
FirstService Corp.	2,300	366,574
Hulic Co. Ltd.	31,900	305,742
STORE Capital Corp.	16,300	516,873
WP Carey, Inc.	6,300	488,880
		3,855,989
Technology — 28.16%
Advantest Corp.	5,800	482,313
Adyen NV - ADR(a)	21,000	426,720

YORKTOWN GROWTH FUND

SCHEDULE OF INVESTMENTS, Continued

	Shares	Fair Value
Apollo Medical Holdings, Inc.(a)	7,100	$365,508
ASML Holding N.V. - ADR	440	297,968
CDW Corp.	2,200	415,910
Ciena Corp.(a)	9,300	616,683
CMC Materials, Inc.	3,000	542,640
Concentrix Corp.	2,700	542,673
CyberArk Software Ltd.(a)	3,100	425,165
Descartes Systems Group, Inc. (The)(a)	8,200	596,714
Digital Turbine, Inc.(a)	7,250	320,087
Endava PLC - ADR(a)	2,370	288,239
Entegris, Inc.	5,400	647,136
EPAM Systems, Inc.(a)	1,300	618,982
ExlService Holdings, Inc.(a)	5,500	662,860
FactSet Research Systems, Inc.	1,600	675,024
Fortinet, Inc.(a)	2,300	683,652
Gartner, Inc.(a)	2,600	764,114
Genpact Ltd.	11,200	557,200
Globant S.A.(a)	2,300	586,914
GMO Payment Gateway, Inc.	2,600	222,535
Guidewire Software, Inc.(a)	5,100	514,284
JustSystems Corp.	7,600	323,923
KLA Corp.	1,500	583,905
Lasertec Corp.	2,100	457,561
Logitech International S.A.	7,500	625,425
MAXIMUS, Inc.	5,300	409,796
Monolithic Power Systems, Inc.	1,300	523,809
Nintendo Co. Ltd. - ADR	5,800	354,380
Pagseguro Digital Ltd., Class A(a)	11,200	253,344
Paycom Software, Inc.(a)	1,550	519,715
Paylocity Holdings Corp.(a)	2,550	520,149
Qualys, Inc.(a)	4,700	602,258
Soitec S.A.(a)	2,600	467,124
SPS Commerce, Inc.(a)	6,300	780,255
SS&C Technologies Holdings, Inc.	5,100	407,337
SYNNEX Corp.	4,000	418,280
Tokyo Electron Ltd. - ADR	4,400	536,052
Tyler Technologies, Inc.(a)	1,650	781,770
Universal Display Corp.	2,300	353,073
WNS Holdings Ltd. - ADR(a)	7,000	589,120
		20,760,597
Total Common Stocks
(Cost $52,331,313)		72,406,898

Total Investments — 98.21%
(Cost $52,331,313)		72,406,898
Other Assets in Excess of Liabilities — 1.79%		1,321,237
Net Assets — 100.00%		$73,728,135

(a)	Non-income producing security.

ADR — American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Yorktown Capital Appreciation Fund

SCHEDULE OF INVESTMENTS

January 31, 2022

Fund Holdings (as a percentage of net assets)

Technology	19.83%
Financials	14.29%
Communications	13.62%
Health Care	12.82%
Consumer Discretionary	12.51%
Industrials	8.20%
Consumer Staples	4.80%
Energy	3.86%
Real Estate	2.40%
Utilities	2.34%
Materials	2.28%
Other	3.05%
100.00%

	Shares	Fair Value
COMMON STOCKS — 96.95%
Communications — 13.62%
Alphabet, Inc., Class A(a)	100	$270,607
Blade Air Mobility, Inc., Class A(a)	37,645	230,011
Expedia, Inc.(a)	1,720	315,259
Iridium Communications, Inc.(a)	5,890	211,333
Meta Platforms, Class A(a)	860	269,404
Pinterest, Inc., Class A(a)	7,310	216,084
Roblox Corp., Class A(a)	3,140	206,800
Sea Ltd., Class A - ADR(a)	1,765	265,297
Shopify, Inc., Class A(a)	195	188,027
Spotify Technology S.A.(a)	1,010	198,223
Trade Desk, Inc. (The), Class A(a)	3,580	248,953
Twitter, Inc.(a)	5,640	211,556
Walt Disney Co. (The)(a)	1,520	217,314
		3,048,868
Consumer Discretionary — 12.51%
2U, Inc.(a)	14,310	230,963
Amazon.com, Inc.(a)	68	203,420
Copart, Inc.(a)	995	128,604
D.R. Horton, Inc.	3,400	303,348
DraftKings, Inc., Class A(a)	11,560	255,360
Etsy, Inc.(a)	1,420	223,054
lululemon athletica, Inc.(a)	720	240,307
Magna International, Inc.	2,560	206,362
MercadoLibre, Inc.(a)	204	230,940
Pool Corp.	535	254,794
Tesla, Inc.(a)	240	224,813
Tractor Supply Co.	1,372	299,521
		2,801,486
Consumer Staples — 4.80%
Archer-Daniels-Midland Co.	3,275	245,625
Kroger Co. (The)	5,300	231,027
PepsiCo, Inc.	1,695	294,117
Target Corp.	1,375	303,091
		1,073,860
Energy — 3.86%
EOG Resources, Inc.	2,840	316,603
Phillips 66	3,450	292,525
SolarEdge Technologies, Inc.(a)	1,075	256,087
		865,215
Financials — 14.29%
American Express Co.	1,650	296,703
Blackstone Group LP (The)	2,465	325,306
Charles Schwab Corp. (The)	2,830	248,191
Chubb Ltd.	1,500	295,920
CME Group, Inc.	990	227,205
Coinbase Global, Inc., Class A(a)	1,195	227,229
Intercontinental Exchange, Inc.	2,100	265,986
LendingClub Corp.(a)	9,230	173,155
Marsh & McLennan Cos., Inc.	1,775	272,711
Nasdaq, Inc.	1,395	249,998
Robinhood Markets, Inc., Class A(a)	14,085	199,303

YORKTOWN CAPITAL APPRECIATION FUND

SCHEDULE OF INVESTMENTS, Continued

	Shares	Fair Value
Silvergate Capital Corp., Class A(a)	1,565	$168,613
T. Rowe Price Group, Inc.	1,610	248,632
		3,198,952
Health Care — 12.82%
Abbott Laboratories	1,850	235,801
Agilent Technologies, Inc.	1,860	259,135
Align Technology, Inc.(a)	445	220,257
CVS Health Corp.	2,970	316,335
DexCom, Inc.(a)	580	249,678
Intuitive Surgical, Inc.(a)	900	255,762
Regeneron Pharmaceuticals, Inc.(a)	480	292,123
Stryker Corp.	975	241,849
Teladoc Health, Inc.(a)	3,017	231,434
Thermo Fisher Scientific, Inc.	443	257,516
UnitedHealth Group, Inc.	657	310,479
		2,870,369
Industrials — 8.20%
Archer Aviation, Inc., Class A(a)	69,620	219,303
Caterpillar, Inc.	1,200	241,872
Deere & Co.	615	231,486
General Dynamics Corp.	1,140	241,794
Teledyne Technologies, Inc.(a)	567	238,951
Trimble, Inc.(a)	3,000	216,480
TuSimple Holdings, Inc., Class A(a)	11,770	220,805
United Parcel Service, Inc., Class B	1,113	225,060
		1,835,751
Materials — 2.28%
Linde PLC	860	274,065
Vale SA - ADR	15,600	236,808
		510,873
Real Estate — 2.40%
Crown Castle International Corp.	1,450	264,639
Digital Realty Trust, Inc.	1,820	271,599
		536,238
Technology — 19.83%
Accenture PLC, Class A	715	252,810
Adyen NV - ADR(a)	9,510	193,243
Bill.com Holdings, Inc.(a)	1,340	252,201
Broadcom, Inc.	565	331,022
DocuSign, Inc.(a)	1,665	209,407
Intuit, Inc.	660	366,452
Microsoft Corp.	1,070	332,749
NVIDIA Corp.	1,555	380,757
Okta, Inc.(a)	1,060	209,763
Palantir Technologies, Inc., Class A(a)	14,475	198,452
Synopsys, Inc.(a)	720	223,560
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	2,000	245,260
Teradyne, Inc.	1,510	177,319
Twilio, Inc., Class A(a)	910	187,569
UiPath, Inc., Class A(a)	5,620	205,299
Unity Software, Inc.(a)	2,250	236,588
Workday, Inc., Class A(a)	900	227,709
Zoom Video Communications, Inc., Class A(a)	1,353	208,741
		4,438,901
Utilities — 2.34%
Duke Energy Corp.	2,650	278,409
NextEra Energy, Inc.	3,150	246,078
		524,487
Total Common Stocks
(Cost $19,813,787)		21,705,000

Total Investments — 96.95%
(Cost $19,813,787)		21,705,000
Other Assets in Excess of Liabilities — 3.05%		683,584
Net Assets — 100.00%		$22,388,584

(a)	Non-income producing security.

ADR — American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Yorktown Multi-Sector Bond Fund

SCHEDULE OF INVESTMENTS

January 31, 2022

Fund Holdings (as a percentage of net assets)

Corporate Bonds and Notes	74.19%
Asset Backed Securities	14.90%
Collateralized Loan Obligations	5.17%
U.S. Government & Agencies	4.30%
Foreign Bonds	0.23%
Other	1.21%
100.00%

	Principal Amount	Fair Value
CORPORATE BONDS AND NOTES — 74.19%
Communications — 3.90%
CCO Holdings LLC, 4.50%, 6/1/2033(a)	$1,000,000	$952,835
DIRECTV Holdings LLC, 5.88%, 8/15/2027(a)	750,000	754,575
Hughes Satellite Systems Corp., 5.25%, 8/1/2026	250,000	266,736
Lamar Media Corp., 3.63%, 1/15/2031	500,000	465,818
Level 3 Financing, Inc., 4.25%, 7/1/2028(a)	2,000,000	1,911,571
Liberty Interactive LLC, 8.50%, 7/15/2029	1,000,000	1,040,000
Liberty Interactive LLC, 8.25%, 2/1/2030	2,000,000	2,080,000
Prosus NV, MTN, 3.06%, 7/13/2031(a)	500,000	460,058
Scripps Escrow II, Inc., 3.88%, 1/15/2029(a)	500,000	477,965
United States Cellular Corp., 6.70%, 12/15/2033	2,540,000	2,821,165
Univision Communications, Inc., 6.63%, 6/1/2027(a)	500,000	528,330
Univision Communications, Inc., 4.50%, 5/1/2029(a)	1,000,000	992,095
Verizon Communications, Inc., 2.85%, 9/3/2041	500,000	467,759
ViacomCBS, Inc., 4.20%, 5/19/2032	2,000,000	2,173,199
VMED OC UK Financing PLC, 4.75%, 7/15/2031(a)	1,000,000	957,110
		16,349,216
Consumer Discretionary — 4.08%
Carnival Corp., 7.20%, 10/1/2023	1,000,000	1,044,625
Carnival Corp., 4.00%, 8/1/2028(a)	1,000,000	952,900
Carnival Corp., 6.00%, 5/1/2029(a)	1,000,000	963,355
Ford Motor Co., 3.25%, 2/12/2032	500,000	476,585
Ford Motor Credit Co., LLC, 3.38%, 11/13/2025	1,000,000	1,002,810
Ford Motor Credit Co., LLC, 2.90%, 2/10/2029	2,000,000	1,898,350
Ford Motor Credit Co., LLC, 3.63%, 6/17/2031	1,000,000	986,760
L Brands, Inc., 6.88%, 11/1/2035	2,000,000	2,303,780
LGI Homes, Inc., 4.00%, 7/15/2029(a)	500,000	473,262
Marriott International, Inc., 2.75%, 10/15/2033	500,000	467,583
Marriott Ownership Resorts, Inc., 4.50%, 6/15/2029(a)	1,000,000	982,595
QVC, Inc., 4.75%, 2/15/2027	2,000,000	1,908,100
Rent-A-Center, Inc., 6.38%, 2/15/2029(a)	500,000	514,562
Royal Caribbean Cruises Ltd., 4.25%, 7/1/2026(a)	500,000	467,508
Stellantis NV, 5.25%, 4/15/2023	200,000	208,400
Tenneco, Inc., 5.13%, 4/15/2029(a)	500,000	463,778
Wolverine World Wide, Inc., 4.00%, 8/15/2029(a)	1,000,000	962,180

YORKTOWN MULTI-SECTOR BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
WW International, Inc., 4.50%, 4/15/2029(a)	$100,000	$88,620
Yum! Brands, Inc., 3.63%, 3/15/2031	1,000,000	946,945
		17,112,698
Consumer Staples — 5.54%
Anheuser-Busch Cos., LLC, 4.70%, 2/1/2036(a)	100,000	115,059
Avon Products, Inc., 6.50%, 3/15/2023	2,500,000	2,568,275
Central Garden & Pet Co., 4.13%, 4/30/2031(a)	500,000	478,290
Constellation Brands, Inc., 2.25%, 8/1/2031	500,000	473,483
Constellation Brands, Inc., 4.50%, 5/9/2047	500,000	561,942
Coty, Inc., 5.00%, 4/15/2026(a)	1,000,000	1,005,740
JBS Finance Luxembourg SaRL, 3.63%, 1/15/2032(a)	500,000	475,142
JBS USA LUX SA, 3.75%, 12/1/2031(a)	250,000	244,332
Kraft Heinz Foods Co., 6.50%, 2/9/2040	411,000	550,980
Kraft Heinz Foods Co., 5.00%, 6/4/2042(a)	300,000	342,269
Kraft Heinz Foods Co., 5.00%, 6/4/2042	500,000	570,448
Kraft Heinz Foods Co., 4.38%, 6/1/2046	1,000,000	1,058,908
Kraft Heinz Foods Co., 4.88%, 10/1/2049	1,000,000	1,138,457
Land O’ Lakes, Inc., 7.25%, Perpetual(a)	3,500,000	3,783,482
Land O’ Lakes, Inc., 8.00%, Perpetual(a)	2,000,000	2,148,437
Louis Dreyfus Co. BV, 5.25%, 6/13/2023	2,200,000	2,313,212
Molson Coors Beverage Co., 4.20%, 7/15/2046	1,000,000	1,046,053
Natura Cosmeticos SA, 4.13%, 5/3/2028(a)	500,000	487,500
New Albertsons LP, 7.75%, 6/15/2026	500,000	563,303
Performance Food Group, Inc., 4.25%, 8/1/2029(a)	500,000	470,005
Pilgrim’s Pride Corp., 4.25%, 4/15/2031(a)	1,000,000	988,360
Reynolds American, Inc., 7.00%, 8/4/2041	624,000	789,555
Turning Point Brands, Inc., 5.63%, 2/15/2026(a)	850,000	846,919
Vector Group Ltd., 5.75%, 2/1/2029(a)	250,000	231,398
		23,251,549
Financials — 42.68%
AgTexas Farm Credit Services, 5.75%, Perpetual(a),(b)	1,000,000	1,041,360
Allegiance Bancshares, Inc., 4.70%, 10/1/2029 (3MO LIBOR + 313.0bps)(b)	1,000,000	1,027,891
American AgCredit Corp., 5.25%, Perpetual(a),(b)	1,000,000	1,022,500
AmTrust Financial Services, Inc., 6.13%, 8/15/2023	2,000,000	2,009,691
Assurant, Inc., 7.00%, 3/27/2048(b)	1,000,000	1,137,500
Assured Guaranty Municipal Holdings, Inc., 6.40%, 12/15/2066(a),(b)	2,000,000	2,205,664
Assured Guaranty US Holdings, Inc., 2.58%, 12/15/2066 (3MO LIBOR + 238.0bps)(b)	2,000,000	1,560,000
Athene Holding Ltd., 6.15%, 4/3/2030	2,000,000	2,390,036
BAC Capital Trust XIII, 4.00%, Perpetual (3MO LIBOR +40.0bps)(b)	282,000	272,868
BAC Capital Trust XIV, 4.00%, Perpetual (3MO LIBOR + 40.0bps)(b)	2,000,000	1,955,735
Banco Bilbao Vizcaya Argentaria S.A., 6.13%, Perpetual (USSW5 + 387.0bps)(b)	1,000,000	1,028,750

YORKTOWN MULTI-SECTOR BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Banco Bilbao Vizcaya Argentaria S.A., Series 9, 6.50%, Perpetual (H15T5Y + 519.2bps)(b)	$4,900,000	$5,102,125
Bank of Nova Scotia, 4.90%, Perpetual (H15T5Y + 455.1bps)(b)	1,000,000	1,045,000
Barclays PLC, 4.84%, 5/9/2028	2,000,000	2,155,033
Barclays PLC, 5.09%, 6/20/2030 (3MO LIBOR + 305.4bps)(b)	1,500,000	1,651,231
Barclays PLC, 7.75%, Perpetual (USSW5 + 484.2bps)(b)	1,000,000	1,065,000
BBVA Bancomer S.A., 5.13%, 1/18/2033 (H15T5Y + 265.0bps)(b)	3,000,000	3,020,565
BNP Paribas SA, 6.63%, Perpetual (USSW5 + 414.9bps)(a),(b)	4,000,000	4,233,800
Brighthouse Financial, Inc., 4.70%, 6/22/2047	2,642,000	2,666,661
Central Bancshares, Inc., 5.75%, 6/30/2029 (3MO LIBOR + 387.0bps)(a),(b)	2,000,000	2,058,150
Charles Schwab Corp. (The), Series E, 4.63%, Perpetual (3MO LIBOR + 331.5bps)(b)	400,000	399,948
Citadel LP, 4.88%, 1/15/2027(a)	3,000,000	3,130,832
Citigroup, Inc., 4.70%, Perpetual (SOFRRATE + 323.4bps)(b)	500,000	501,900
Citizens Financial Group, Inc., Series C, 6.38%, Perpetual (3MO LIBOR + 315.7bps)(b)	1,500,000	1,541,250
Commerzbank AG, 7.00%, Perpetual (USISDA05 + 522.8bps)(b)	2,000,000	2,101,334
ConnectOne Bancorp, Inc., 5.20%, 2/1/2028 (3MO LIBOR + 284.0bps)(b)	2,000,000	2,025,453
Cowen, Inc., 7.25%, 5/6/2024(a)	4,000,000	4,262,281
Credit Suisse Group AG, 5.10%, Perpetual (H15T5Y + 329.3bps)(a),(b)	500,000	485,625
Credit Suisse Group AG, 7.25%, Perpetual (USSW5 + 433.2bps)(a),(b)	3,000,000	3,206,700
Discover Financial Services, Series C, 5.50%, Perpetual (3MO LIBOR + 307.6bps)(b)	1,334,000	1,392,362
Enstar Finance LLC, 5.50%, 1/15/2042(b)	500,000	494,106
Enstar Group Ltd., 4.95%, 6/1/2029	5,000,000	5,454,965
Everest Reinsurance Holdings, Inc., 2.54%, 5/15/2037 (3MO LIBOR + 238.5bps)(b)	5,000,000	4,845,092
F&M Financial Services Corp., Series QIB, 5.95%, 9/15/2029 (SOFRRATE + 484.0bps)(a),(b)	3,000,000	3,133,674
FedNat Holding Co., 7.75%, 3/15/2029	2,400,000	2,532,000
Fidelity & Guaranty Life Holdings, Inc., Class B, 5.50%, 5/1/2025(a)	2,000,000	2,199,466
Fifth Third Bancorp, Series J, 3.35%, Perpetual (3MO LIBOR + 312.9bps)(b)	4,000,000	4,018,883
Fifth Third Bancorp, 5.10%, Perpetual (3MO LIBOR + 303.3bps)(b)	1,000,000	1,001,250
GATX Corp., Class B, 4.00%, 6/30/2030	2,000,000	2,157,391
Global Atlantic Financial Co., 4.70%, 10/15/2051(a),(b)	1,000,000	997,801

YORKTOWN MULTI-SECTOR BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Goldman Sachs Group, Inc. (The), Series P, 5.00%, Perpetual (3MO LIBOR + 287.4bps)(b)	$4,000,000	$3,932,200
Hartford Financial Services Group, Inc. (The), 2.28%, 2/12/2047 (3MO LIBOR + 212.5bps)(a),(b)	5,867,000	5,648,390
Icahn Enterprises LP, 6.75%, 2/1/2024	1,093,000	1,093,683
Icahn Enterprises LP, 4.38%, 2/1/2029	250,000	238,050
ILFC E-Capital Trust I, 3.37%, 12/21/2065 (USD CMT 30YR + 155.0bps)(b)	590,000	491,311
ILFC E-Capital Trust I, 3.37%, 12/21/2065 (USD CMT 30YR + 155.0bps)(a),(b)	2,250,000	1,873,642
ILFC E-Capital Trust II, 3.62%, 12/21/2065 (H15T30Y + 180.0bps)(a),(b)	1,000,000	872,500
ING Groep NV, 4.25%, Perpetual (H15T5Y + 286.2bps)(b)	1,000,000	910,000
ING Groep NV, 5.75%, Perpetual (H15T5Y + 432.2bps)(b)	1,000,000	1,052,085
Intesa Sanpaolo SpA, 5.71%, 1/15/2026(a)	3,000,000	3,237,574
Investar Holding Corp., 5.13%, 12/30/2029(a),(b)	1,000,000	1,018,668
JPMorgan Chase & Co., Series V, 3.53%, Perpetual (3MO LIBOR + 332.0bps)(b)	5,000,000	5,009,042
JPMorgan Chase & Co., Series I, 3.77%, Perpetual (3MO LIBOR + 347.0bps)(b)	681,000	684,389
JPMorgan Chase & Co., Series HH, 4.60%, Perpetual (SOFRRATE + 312.5bps)(b)	1,000,000	997,500
Liberty Mutual Group, Inc., 3.95%, 5/15/2060(a)	500,000	516,341
Liberty Mutual Group, Inc., 4.30%, 2/1/2061(a)	500,000	445,025
Lincoln National Corp., 2.52%, 5/17/2066 (3MO LIBOR + 235.8bps)(b)	1,000,000	875,000
Lincoln National Corp., 2.29%, 4/20/2067 (3MO LIBOR + 204.0bps)(b)	5,623,000	4,737,377
Lloyds Banking Group PLC, 7.50%, Perpetual (USSW5 + 476.0bps)(b)	3,000,000	3,259,470
Lloyds Banking Group PLC, 7.50%, Perpetual (USSW5 + 449.6bps)(b)	2,000,000	2,219,365
Macquarie Bank Ltd., 3.62%, 6/3/2030(a)	1,000,000	1,012,312
Massachusetts Mutual Life Insurance Co., 3.38%, 4/15/2050(a)	1,000,000	1,002,487
Midland States Bancorp, Inc., 5.00%, 9/30/2029 (SOFRRATE + 361.0bps)(b)	2,500,000	2,618,610
MidWestOne Financial Group, Inc., 5.75%, 7/30/2030(b)	1,000,000	1,056,438
Millennium Consolidated Holdings LLC, 7.50%, 6/30/2023(a)	2,000,000	2,049,850
Minnwest Corp., Series AI, 5.88%, 7/15/2028 (3MO LIBOR + 298.0bps)(b)	400,000	413,016
Nationwide Mutual Insurance Co., 4.35%, 4/30/2050(a)	1,000,000	1,076,972
Nordea Bank Abp, 3.75%, Perpetual(a),(b)	1,000,000	910,000
Ohio National Financial Services, Inc., 5.80%, 1/24/2030(a)	4,000,000	4,400,991

YORKTOWN MULTI-SECTOR BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Ohio National Financial Services, Inc., 6.63%, 5/1/2031(a)	$1,000,000	$1,161,526
OneMain Finance Corp., 5.38%, 11/15/2029	2,000,000	2,033,760
Oppenheimer Holdings, Inc., 5.50%, 10/1/2025	500,000	522,817
Pacific LifeCorp, 3.35%, 9/15/2050(a)	500,000	507,196
PartnerRe Finance II, Inc., 2.50%, 12/1/2066 (3MO LIBOR + 232.5bps)(b)	500,000	452,500
Principal Financial Group, Inc., 3.20%, 5/15/2055 (3MO LIBOR + 304.4bps)(b)	2,000,000	1,964,017
Provident Financing Trust, 7.41%, 3/15/2038	2,000,000	2,455,000
Radian Group, Inc., 6.63%, 3/15/2025	2,250,000	2,428,211
Regions Financial Corp., 5.75%, Perpetual (H15T5Y + 542.6bps)(b)	500,000	538,795
Reinsurance Group of America, Inc., 2.87%, 12/15/2065 (3MO LIBOR + 266.5bps)(b)	3,600,000	3,350,171
SBL Holdings, Inc., 5.13%, 11/13/2026(a)	2,000,000	2,146,739
SBL Holdings, Inc., 6.50%, Perpetual (H15T5Y + 562.0bps)(a),(b)	1,393,000	1,326,833
SBL Holdings, Inc., 7.00%, Perpetual (H15T5Y + 558.0bps)(a),(b)	1,000,000	986,250
Standard Chartered PLC, 4.30%, Perpetual(a),(b)	500,000	468,750
Standard Life Aberdeen PLC, 4.25%, 6/30/2028	1,550,000	1,642,256
Truist Financial Corp., Series N, 4.80%, Perpetual (H15T5Y + 300.3bps)(b)	3,000,000	3,067,500
Truist Financial Corp., Series M, 5.13%, Perpetual (3MO LIBOR + 278.6bps)(b)	2,000,000	2,035,000
UniCredit SpA, 7.83%, 12/4/2023(a)	3,000,000	3,298,796
UniCredit SpA, 5.86%, 6/19/2032 (USISDA05 + 370.3bps)(a),(b)	2,000,000	2,134,860
UniCredit SpA, 5.46%, 6/30/2035 (H15T5Y + 475.0bps)(a),(b)	500,000	522,524
Unifin Financiera SAB de CV Sociedad Financiera de Objeto Multiple, Entidad No Regulada, 8.38%, 1/27/2028(a)	1,000,000	595,240
Voya Financial, Inc., 5.65%, 5/15/2053 (3MO LIBOR + 358.0bps)(b)	2,000,000	2,040,230
WT Holdings, Inc., 7.00%, 4/30/2023	1,000,000	1,016,581
WT Holdings, Inc., 5.50%, 4/30/2028(a)	1,000,000	976,000
Zenith National Insurance Capital Trust, 8.55%, 8/1/2028(a)	1,864,243	2,206,396
Zions Bancorp, 5.80%, Perpetual (3MO LIBOR + 380.0bps)(b)	1,000,000	1,019,957
		179,082,066
Health Care — 1.51%
Jazz Securities DAC, 4.38%, 1/15/2029(a)	500,000	494,560
Organon Finance 1 LLC, 4.13%, 4/30/2028(a)	1,000,000	986,385
Perrigo Co. PLC, 5.30%, 11/15/2043	1,000,000	984,007
Perrigo Finance Unlimited Co., 3.15%, 6/15/2030	1,000,000	963,403
Perrigo Finance Unlimited Co., 4.90%, 12/15/2044	2,000,000	1,922,697
Viatris, Inc., 3.85%, 6/22/2040	1,000,000	1,000,199
		6,351,251

YORKTOWN MULTI-SECTOR BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Industrials — 6.03%
ADT Security Corp. (The), 4.13%, 8/1/2029(a)	$1,000,000	$942,425
ADT Security Corp. (The), 4.88%, 7/15/2032(a)	3,500,000	3,364,882
Air Canada Pass Through Trust, Series 2013-1, Class A, 4.13%, 5/15/2025(a)	1,236,891	1,255,683
American Airlines Pass Through Trust, Series 2013-2, Class A, 4.95%, 1/15/2023	171,834	172,769
American Airlines, Inc. Pass Through Trust, Series 2015-1, Class B, 3.70%, 5/1/2023	959,158	946,163
Dycom Industries, Inc., 4.50%, 4/15/2029(a)	1,000,000	980,915
General Electric Co., Series D, 3.53%, Perpetual (3MO LIBOR + 333.0bps)(b)	500,000	491,250
General Electric Co., 4.10%, Perpetual(b)	600,000	514,500
Prime Security Services Borrower LLC, 5.75%, 4/15/2026(a)	2,000,000	2,075,590
Seaspan Corp., 6.50%, 4/26/2026	2,000,000	2,135,000
Seaspan Corp., 5.50%, 8/1/2029(a)	1,000,000	990,600
Stena International SA, 5.75%, 3/1/2024(a)	3,730,000	3,818,196
Textron Financial Corp., 1.89%, 2/15/2042 (3MO LIBOR + 173.5bps)(a),(b)	2,600,000	2,184,000
Triton Container International Ltd., 3.25%, 3/15/2032	500,000	492,930
Union Pacific Corp., 2.95%, 3/10/2052	1,000,000	941,773
United Airlines Pass Through Trust, Series 2016-2B, Class B, 3.65%, 10/7/2025	657,407	648,371
United Airlines Pass Through Trust, Series 2016-2, Class A, 3.10%, 4/7/2030	788,552	775,914
United Airlines, Inc., 4.38%, 4/15/2026(a)	50,000	49,718
US Airways Pass Through Trust, Series 2011-1, Class A, 7.13%, 10/22/2023	374,446	391,905
US Airways Pass Through Trust, Series 2012-2, Class A, 4.63%, 6/3/2025	1,667,753	1,647,665
ZipRecruiter, Inc., 5.00%, 1/15/2030(a)	500,000	495,390
		25,315,639
Materials — 3.60%
Alcoa Nederland Holding BV, 5.50%, 12/15/2027(a)	1,000,000	1,053,685
Ball Corp., 2.88%, 8/15/2030	1,000,000	929,250
Bemis Co., Inc., 2.63%, 6/19/2030	500,000	491,510
Canpack SA, 3.88%, 11/15/2029(a)	500,000	479,713
Coeur Mining, Inc., 5.13%, 2/15/2029(a)	1,000,000	955,315
Commercial Metals Co., 3.88%, 2/15/2031	500,000	477,927
Domtar Corp., 6.25%, 9/1/2042	1,000,000	841,915
Freeport-McMoRan, Inc., 5.25%, 9/1/2029	1,000,000	1,061,000
Glencore Funding LLC, 2.63%, 9/23/2031(a)	500,000	468,242
Kinross Gold Corp., 6.88%, 9/1/2041	3,750,000	4,874,192
Mosaic Co. (The), 5.45%, 11/15/2033	1,000,000	1,201,513
Reynolds Group Issuer, Inc., 4.00%, 10/15/2027(a)	1,000,000	947,000
Unigel Luxembourg SA, 8.75%, 10/1/2026(a)	1,000,000	1,061,185
WRKCo, Inc., 3.00%, 6/15/2033	250,000	246,963
		15,089,410

YORKTOWN MULTI-SECTOR BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Real Estate — 0.28%
Iron Mountain, Inc., 5.25%, 7/15/2030(a)	$1,000,000	$994,655
SBA Communications Corp., 3.88%, 2/15/2027(a)	200,000	202,325
		1,196,980
Technology — 2.11%
Broadcom, Inc., 4.15%, 11/15/2030	500,000	532,554
Broadcom, Inc., 4.15%, 11/15/2030	500,000	532,554
Broadcom, Inc., 2.60%, 2/15/2033(a)	1,000,000	924,471
Broadcom, Inc., 3.50%, 2/15/2041(a)	1,000,000	951,549
Dell International LLC/EMC Corp., 8.35%, 7/15/2046	495,000	782,933
HP, Inc., 6.00%, 9/15/2041	2,538,000	3,185,058
NCR Corp., 5.13%, 4/15/2029(a)	1,000,000	999,530
Nielsen Finance LLC, 4.75%, 7/15/2031(a)	1,000,000	931,705
		8,840,354
Utilities — 4.46%
AEP Texas, Inc., Series I, 2.10%, 7/1/2030	500,000	468,116
Appalachian Power Co., Series Z, 3.70%, 5/1/2050	1,000,000	1,030,466
Dayton Power & Light Co. (The), 3.95%, 6/15/2049	1,000,000	1,089,589
Dominion Energy, Inc., 4.35%, Perpetual(b)	1,000,000	1,010,000
Duke Energy Progress LLC, 2.50%, 8/15/2050	1,000,000	868,950
Kentucky Utilities Co., 3.30%, 6/1/2050	1,000,000	988,331
NextEra Energy Capital Holdings, Inc., 2.28%, 10/1/2066 (3MO LIBOR + 206.7bps)(b)	2,750,000	2,614,551
NRG Energy, Inc., 4.45%, 6/15/2029(a)	1,000,000	1,062,695
Pacific Gas and Electric Co., 4.25%, 3/15/2046	500,000	474,413
Pacific Gas and Electric Co., 3.50%, 8/1/2050	500,000	426,954
PPL Capital Funding, Inc., Series A, 2.89%, 3/30/2067 (3MO LIBOR + 266.5bps)(b)	5,000,000	4,612,500
Southern California Edison Co., Series B, 4.88%, 3/1/2049	1,000,000	1,135,422
Topaz Solar Farms LLC, 5.75%, 9/30/2039(a)	949,592	1,103,979
WEC Energy Group, Inc., 2.27%, 5/15/2067 (3MO LIBOR + 211.3bps)(b)	2,000,000	1,830,000
		18,715,966
Total Corporate Bonds and Notes
(Cost $303,968,636)		311,305,129

ASSET BACKED SECURITIES — 14.90%
American Credit Acceptance Receivables Trust, Series 2019-2, Class E, 4.29%, 6/12/2025(a)	2,000,000	2,050,880
American Credit Acceptance Receivables Trust, Series 2019-3, Class F, 5.42%, 5/12/2026(a)	550,000	565,325
American Credit Acceptance Receivables Trust, Series 2021-2, Class E, 2.54%, 7/13/2027(a)	1,000,000	983,990
American Credit Acceptance Receivables Trust, Series 2021-3, Class E, 2.56%, 11/15/2027(a)	1,000,000	974,539
American Credit Acceptance Receivables Trust, Series 2021-4, Class E, 3.12%, 2/14/2028(a)	1,000,000	982,825
Amur Equipment Finance Receivables LLC, Series 2022-1A, Class E, 5.02%, 12/20/2028(a)	750,000	751,024

YORKTOWN MULTI-SECTOR BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
CarNow Auto Receivables Trust, Series 2021-1A, Class D, 3.64%, 2/17/2026(a)	$1,000,000	$988,918
Carvana Auto Receivables Trust, Series 2019-2A, Class E, 5.01%, 4/15/2026(a)	750,000	779,223
Carvana Auto Receivables Trust, Series 2020-N1A, Class E, 5.20%, 7/15/2027(a)	1,000,000	1,036,060
Carvana Auto Receivables Trust, Series 2021-N3, Class E, 3.16%, 6/12/2028(a)	1,250,000	1,233,870
Carvana Auto Receivables Trust, Series 2021-N4, Class E, 4.53%, 9/11/2028(a)	1,500,000	1,475,265
Conn’s Receivables Funding LLC, Series 2021-A, Class B, 2.87%, 5/15/2026(a)	1,000,000	994,924
Continental Credit Card ABS, Series 2019-1A, Class C, 6.16%, 3/15/2023(a)	3,000,000	3,077,505
Continental Finance Credit Card ABS Master Trust, Series 2021-A, Class C, 4.02%, 12/17/2029(a)	1,000,000	992,380
CPS Auto Receivables Trust, Series 2019-C, Class E, 4.30%, 9/15/2023(a)	2,000,000	2,058,225
CPS Auto Receivables Trust, Series 2022-A, Class E, 4.88%, 4/16/2029(a)	1,000,000	998,399
DT Auto Owner Trust, Series 2019-3A, Class E, 3.85%, 2/15/2023(a)	2,750,000	2,812,618
DT Auto Owner Trust, Series 2020-2A, Class D, 4.73%, 3/16/2026(a)	500,000	524,850
DT Auto Owner Trust, Series 2021-4A, Class E, 3.34%, 7/17/2028(a)	1,000,000	979,735
Exeter Automobile Receivables Trust, Series 2021-1A, Class E, 2.21%, 2/18/2025(a)	1,155,000	1,138,444
Exeter Automobile Receivables Trust, Series 2021-4A, Class E, 4.02%, 1/17/2028(a)	1,000,000	1,007,062
Exeter Automobile Receivables Trust, Series 2021-2A, Class E, 2.90%, 7/17/2028(a)	1,000,000	992,239
Exeter Automobile Receivables Trust, Series 2021-3A, Class E, 3.04%, 12/15/2028(a)	1,000,000	996,510
First Investors Auto Owner Trust, Series 2019-2A, Class F, 5.69%, 10/16/2023(a)	2,000,000	2,041,336
Flagship Credit Auto Trust, Series 2018-3, Class E, 5.28%, 12/15/2025(a)	2,000,000	2,092,036
Flagship Credit Auto Trust, Series 2021-2, Class E, 3.16%, 9/15/2028(a)	1,150,000	1,127,698
Foursight Capital Automobile Receivables Trust, Series 2021-1, Class E, 2.98%, 4/15/2027(a)	1,270,000	1,245,227
Foursight Capital Automobile Receivables Trust, Series 2021-2, Class E, 3.35%, 10/15/2027(a)	500,000	498,304
GLS Auto Receivables Issuer Trust, Series 2019-3A, Class D, 3.84%, 5/15/2026(a)	3,000,000	3,050,156
GLS Auto Receivables Issuer Trust, Series 2021-4A, Class E, 4.43%, 10/26/2028(a)	1,000,000	994,187
Helios Issuer LLC, Series 2021-A, Class B, 3.15%, 2/22/2048(a)	871,232	846,032

YORKTOWN MULTI-SECTOR BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
HERO Funding Trust, Series 2021-1A, Class B, 4.00%, 9/20/2051(a)	$482,719	$474,874
Loanpal Solar Loan Ltd., Series 2021-3GS, Class C, 3.50%, 12/20/2047(a)	1,000,000	958,979
Loanpal Solar Loan Ltd., Series 2021-2GS, Class C, 3.50%, 3/20/2048(a)	1,000,000	936,308
Longtrain Leasing III LLC, Series 2015-1A, Class A2, 4.06%, 1/15/2045(a)	980,190	971,198
METAL Cayman LLC, Series 2017-1, Class B, 6.50%, 10/15/2042(a)	3,702,368	2,089,198
Mosaic Solar Loan Trust, Series 2021-1A, Class D, 3.71%, 12/20/2046(a)	1,000,000	993,381
Pawnee Equipment Receivables LLC, Series 2019-1, Class E, 3.80%, 1/15/2026(a)	467,000	456,187
Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2I, 4.26%, 9/5/2048(a)	464,400	465,907
Purchasing Power Funding LLC, Series 2021-A, Class C, 2.53%, 10/15/2025(a)	1,000,000	998,615
Regatta VI Funding Ltd., Series 2016-1A, Class CR2, 2.40%, 4/20/2034(a),(b)	1,000,000	999,315
Regatta XVIII Funding Ltd., Series 2021-1A, Class C, 1.99%, 1/15/2034(a),(b)	1,000,000	999,997
Sapphire Aviation Finance I Ltd., Series 2018-1A, Class C, 7.39%, 3/15/2040(a)	2,926,211	762,656
SCF Equipment Leasing LLC, Series 2021-1A, Class E, 3.56%, 8/20/2032(a)	750,000	746,676

	Principal Amount	Fair Value
Trinity Rail Leasing 2021 LLC, Series 2021-1A, Class B, 3.08%, 7/19/2051(a)	$500,000	$486,911
TRP LLC, Series 2021-2, Class B, 3.08%, 6/19/2051(a)	950,000	929,469
United Auto Credit Securitization Trust, Series 2019-1, Class E, 4.29%, 8/12/2024(a)	500,000	500,425
US Auto Funding LLC, Series 2019-1A, Class D, 8.06%, 11/15/2025(a)	3,000,000	3,062,385
US Auto Funding LLC, Series 2021-1A, Class C, 2.20%, 5/15/2026(a)	1,125,000	1,100,234
US Auto Funding LLC, Series 2021-1A, Class E, 6.32%, 9/15/2028(a)	500,000	495,145
USQ Rail II LLC, Series 2021-3, Class B, 2.98%, 6/28/2051(a)	500,000	505,468
Westlake Automobile Receivables Trust, Series 2018-3A, Class F, 6.02%, 2/18/2025(a)	3,255,000	3,315,799

Total Asset Backed Securities
(Cost $65,526,539)		62,538,913

FOREIGN BONDS — 0.23%
Mexican Government International Bond, 3.50%, 2/12/2034	1,000,000	966,510

Total Foreign Bonds
(Cost $995,297)		966,510

U.S. GOVERNMENT & AGENCIES — 4.30%
Fannie Mae, Pool #BP2175, 3.00%, 2/1/2035	799,919	835,922
Fannie Mae, Pool #MA4191, 2.00%, 11/1/2050	842,386	818,573

YORKTOWN MULTI-SECTOR BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Fannie Mae, Pool #BR2084, 1.89%, 6/1/2051(b)	$924,590	$928,538
Fannie Mae, Pool #BT3256, 2.50%, 7/1/2051	982,598	983,075
Fannie Mae, Pool #BT1339, 2.50%, 7/1/2051	1,919,931	1,920,598
Fannie Mae, Pool #BQ7422, 2.50%, 8/1/2051	989,802	997,655
Federal Agricultural Mortgage Corp., 3.05%, 6/29/2032	500,000	549,300
Federal Farm Credit Bank, 2.75%, 6/12/2034	1,000,000	1,047,922
Federal Farm Credit Bank, 3.25%, 12/4/2035	530,000	584,846
Federal Farm Credit Bank, 2.13%, 5/21/2040	1,000,000	928,995
Federal Farm Credit Bank, 1.95%, 8/13/2040	1,000,000	892,963
Federal Farm Credit Bank, 2.07%, 12/21/2040	500,000	465,535
Federal Home Loan Bank, 2.01%, 7/16/2040	1,000,000	894,718
Federal Home Loan Mortgage Corp., 1.75%, 7/27/2035	1,500,000	1,412,396
Freddie Mac, Pool #RB5135, 2.00%, 10/1/2041	986,333	972,465
Freddie Mac, Pool #RA2314, 3.50%, 3/1/2050	496,102	518,384
Freddie Mac, Pool #RA2657, 3.50%, 5/1/2050	1,049,729	1,103,376
Freddie Mac, Pool #SD0430, 2.50%, 8/1/2050	773,134	775,117
Freddie Mac, Pool #QC3907, 2.50%, 7/1/2051	974,013	974,481

	Principal Amount	Fair Value
Tennessee Valley Authority, 3.50%, 12/15/2042	387,000	$439,160

Total U.S. Government & Agencies
(Cost $19,034,997)		18,044,019

COLLATERALIZED LOAN OBLIGATIONS — 5.17%
Apex Credit CLO Ltd., Series 2018-1A, Class B, 1.86%, 4/25/2031 (3MO LIBOR + 160.0bps)(a),(b)	1,190,000	1,192,773
Apex Credit CLO Ltd., Series 2018-2A, Class C2R, 2.85%, 10/20/2031(a),(b)	420,000	419,997
Atrium XII, Series 2012-A, Class CR, 1.91%, 4/22/2027 (3MO LIBOR + 165.0bps)(a),(b)	2,500,000	2,495,990
Benefit Street Partners CLO X Ltd., Series 2016-10A, Class BRR, 2.40%, 4/20/2034(a),(b)	250,000	249,999
Benefit Street Partners CLO XXV Ltd., Series 2021-25A, Class C, 2.39%, 1/15/2035(a),(b)	1,000,000	999,986
Carlyle Global Market Strategies CLO, Series 2015-3A, Class BR, 2.18%, 7/28/2028(a),(b)	1,000,000	1,000,678
Carlyle Global Market Strategies CLO, Series 2017-1A, Class BR, 2.45%, 4/20/2031(a),(b)	1,000,000	999,995
Carlyle Global Market Strategies CLO, Series 2016-3A, Class CRR, 2.45%, 7/20/2034(a),(b)	375,000	374,998

YORKTOWN MULTI-SECTOR BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Hildene TruPS Financials Note Securitization Ltd., Series 2019-2A, Class A2, 2.61%, 5/22/2039 (3MO LIBOR + 245.0bps)(a),(b)	$3,000,000	$2,985,000
HPS Loan Management Ltd., Series 2010A-16, Class BRR, 2.30%, 4/20/2034(a),(b)	1,000,000	999,996
Madison Park Funding XXI Ltd., Series 2016-21A, Class BRR, 2.44%, 10/15/2032(a),(b)	1,000,000	997,056
Madison Park Funding XXXVIII Ltd., Series 2021-38A, Class C, 2.14%, 7/17/2034(a),(b)	1,000,000	998,575
Palmer Square CLO Ltd., Series 2022-1A, Class C, 0.00%, 4/20/2035(a),(b)	1,000,000	1,000,000

	Principal Amount	Fair Value
Rockford Tower CLO Ltd., Series 2019-2A, Class CR, 2.16%, 8/20/2032 (3MO LIBOR + 200.0bps)(a),(b)	$1,000,000	$999,995
Wellfleet CLO Ltd., Series 2016-1A, Class CR, 2.25%, 4/20/2028 (3MO LIBOR + 200.0bps)(a),(b)	3,000,000	2,986,380
Zais CLO5 Ltd., Series 2016-2A, Class B, 3.54%, 10/15/2028 (3MO LIBOR + 330.0bps)(a),(b)	3,000,000	2,968,008

Total Collateralized Loan Obligations
(Cost $21,656,811)		21,669,426

Total Investments — 98.79%
(Cost $411,182,280)		414,523,997
Other Assets in Excess of Liabilities — 1.21%		5,081,570
Net Assets — 100.00%		$419,605,567

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total fair value of these securities as January 31, 2022 was $206,876,679, representing 49.30% of net assets.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of January 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

The accompanying notes are an integral part of these financial statements.

Yorktown Short Term Bond Fund

SCHEDULE OF INVESTMENTS

January 31, 2022

Fund Holdings (as a percentage of net assets)

Corporate Bonds and Notes	60.41%
Asset Backed Securities	28.05%
Collateralized Loan Obligations	5.95%
U.S. Government & Agencies	5.03%
Other	0.56%
100.00%

	Principal Amount	Fair Value
CORPORATE BONDS AND NOTES — 60.41%
Communications — 1.03%
AT&T, Inc., 0.69%, 3/25/2024 (SOFRRATE + 64.0bps)(a)	$1,000,000	$999,613
Expedia Group, Inc., 5.00%, 2/15/2026	213,000	233,670
NBN Co. Ltd., MTN, 1.45%, 5/5/2026(b)	1,000,000	967,476
Verizon Communications, Inc., 1.26%, 5/15/2025 (3MO LIBOR + 110.0bps)(a)	2,000,000	2,042,779
Verizon Communications, Inc., 0.84%, 3/20/2026 (SOFRRATE + 79.0bps)(a)	1,389,000	1,397,564
		5,641,102
Consumer Discretionary — 6.02%
American Honda Finance Corp., MTN, 1.50%, 1/13/2025	1,000,000	992,828
AutoNation, Inc., 3.50%, 11/15/2024	4,000,000	4,153,746
eBay, Inc., 1.40%, 5/10/2026	500,000	483,239
Ford Motor Credit Co., LLC, 1.49%, 3/28/2022 (3MO LIBOR + 127.0bps)(a)	2,000,000	2,001,309
Ford Motor Credit Co., LLC, 1.38%, 8/3/2022 (3MO LIBOR + 108.0bps)(a)	110,000	110,004
Ford Motor Credit Co., LLC, 1.39%, 2/15/2023 (3MO LIBOR + 123.5bps)(a)	250,000	249,472
Ford Motor Credit Co., LLC, 2.30%, 2/10/2025	1,000,000	982,715
General Motors Financial Co., Inc., 1.53%, 6/30/2022 (3MO LIBOR + 131.0bps)(a)	2,000,000	2,005,282
General Motors Financial Co., Inc., 1.20%, 1/5/2023 (3MO LIBOR + 99.0bps)(a)	750,000	753,235
General Motors Financial Co., Inc., 1.20%, 10/15/2024	1,000,000	978,367
General Motors Financial Co., Inc., 1.25%, 1/8/2026	1,000,000	956,764
General Motors Financial Co., Inc., 1.50%, 6/10/2026	1,000,000	958,504
General Motors Financial Co., Inc., 1.09%, 2/26/2027 (SOFFRATE + 104.0bps)(a)	500,000	501,826
Hyatt Hotels Corp., 1.30%, 10/1/2023	500,000	495,992
Hyundai Capital America, 3.25%, 9/20/2022(b)	2,080,000	2,107,359
Hyundai Capital America, 2.85%, 11/1/2022(b)	500,000	504,622
Hyundai Capital America, 1.25%, 9/18/2023(b)	500,000	495,719
Hyundai Capital America, 4.30%, 2/1/2024(b)	1,000,000	1,045,876
Hyundai Capital America, 0.88%, 6/14/2024(b)	500,000	487,467
Hyundai Capital America, 1.00%, 9/17/2024(b)	500,000	486,249
Kia Corp., 1.00%, 4/16/2024(b)	1,000,000	984,987

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Marriott International, Inc., 3.75%, 3/15/2025	$2,000,000	$2,086,300
Nissan Motor Acceptance Co., LLC, 1.13%, 9/16/2024(b)	500,000	485,393
Nissan Motor Acceptance Corp., 0.91%, 9/28/2022 (3MO LIBOR + 69.0bps)(a),(b)	2,000,000	2,001,643
Nissan Motor Acceptance Corp., 0.83%, 3/8/2024 (3MO LIBOR + 64.0bps)(a),(b)	805,000	804,829
Nissan Motor Co. Ltd., 3.04%, 9/15/2023(b)	1,100,000	1,118,557
Nissan Motor Co. Ltd., 3.52%, 9/17/2025(b)	2,000,000	2,064,981
QVC, Inc., 4.38%, 3/15/2023	2,636,000	2,669,088
		32,966,353
Consumer Staples — 1.76%
7-Eleven, Inc., 0.80%, 2/10/2024(b)	1,000,000	980,641
BAT Capital Corp., 1.04%, 8/15/2022 (3MO LIBOR + 88.0bps)(a)	500,000	500,933
Bunge Ltd. Finance Corp., 4.35%, 3/15/2024	3,000,000	3,151,967
JD Peet’s NV, 1.38%, 1/15/2027(b)	250,000	236,715
Mitsubishi Corp., 1.13%, 7/15/2026(b)	500,000	480,643
Mondelez International Holdings Netherlands BV, 1.25%, 9/24/2026(b)	1,000,000	957,358
Viterra Finance BV, 2.00%, 4/21/2026(b)	1,000,000	976,969
Walgreens Boots Alliance, Inc., 3.80%, 11/18/2024	2,250,000	2,362,544
		9,647,770
Energy — 0.22%
Chevron Corp., 1.55%, 5/11/2025	1,000,000	993,820
Saudi Arabian Oil Co., 1.25%, 11/24/2023(b)	200,000	198,750
		1,192,570
Financials — 35.68%
AerCap Ireland Capital, 3.50%, 1/15/2025	2,000,000	2,063,279
AerCap Ireland Capital DAC, 1.65%, 10/29/2024	1,000,000	983,125
AIG Global Funding, 0.65%, 6/17/2024(b)	1,000,000	974,449
Air Lease Corp., 2.25%, 1/15/2023	250,000	252,507
Air Lease Corp., 0.80%, 8/18/2024	1,000,000	968,779
Air Lease Corp., 1.88%, 8/15/2026	500,000	479,679
Allegiance Bank, 5.25%, 12/15/2027 (3MO LIBOR + 303.0bps)(a),(b)	50,000	50,391
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/2025	1,800,000	1,910,022
Ally Financial, Inc., 3.05%, 6/5/2023	500,000	509,329
Antares Holdings LP, 6.00%, 8/15/2023(b)	3,000,000	3,158,525
Antares Holdings LP, 3.95%, 7/15/2026(b)	1,500,000	1,518,966
Athene Global Funding, 1.44%, 7/1/2022 (3MO LIBOR + 123.0bps)(a),(b)	2,000,000	2,009,032
Athene Global Funding, 1.20%, 10/13/2023(b)	500,000	496,294
Athene Global Funding, 2.75%, 6/25/2024(b)	1,250,000	1,274,257
Athene Global Funding, 0.61%, 8/19/2024 (SOFRRATE + 56.0bps)(a),(b)	1,000,000	997,819
Athene Global Funding, 0.77%, 1/7/2025 (SOFRRATE + 71.5bps)(a),(b)	1,000,000	1,001,470
Aviation Capital Group LLC, 1.95%, 1/30/2026(b)	1,000,000	961,852
Avolon Holdings Funding Ltd., 3.63%, 5/1/2022(b)	1,000,000	1,004,699

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Avolon Holdings Funding Ltd., 2.13%, 2/21/2026(b)	$1,000,000	$961,289
Banco Santander Chile, 2.70%, 1/10/2025(b)	150,000	152,071
Banco Santander SA, 1.36%, 4/12/2023 (3MO LIBOR + 112.0bps)(a)	1,200,000	1,210,274
Banco Santander SA, 2.75%, 5/28/2025	1,000,000	1,014,644
Banco Santander SA, 5.18%, 11/19/2025	400,000	435,334
Bank of America Corp., 1.26%, 4/24/2023 (3MO LIBOR + 100.0bps)(a)	2,000,000	2,003,387
Bank of America Corp., MTN, 0.82%, 12/1/2026 (3MO LIBOR + 65.0bps)(a)	3,212,000	3,183,157
Bank of Ireland Group PLC, 4.50%, 11/25/2023(b)	3,465,000	3,622,480
Bank of Nova Scotia (The), 0.59%, 3/2/2026 (SOFRRATE + 54.5bps)(a)	2,000,000	1,994,961
Barclays PLC, MTN, 1.54%, 5/16/2024 (3MO LIBOR + 138.0bps)(a)	1,000,000	1,013,561
Barclays PLC, MTN, 4.34%, 5/16/2024 (3MO LIBOR + 140.0bps)(a)	2,000,000	2,067,008
BGC Partners, Inc., 3.75%, 10/1/2024	4,000,000	4,112,708
BPCE SA, 1.44%, 9/12/2023 (3MO LIBOR + 124.0bps)(a),(b)	1,430,000	1,451,260
BPCE SA, 2.38%, 1/14/2025(b)	500,000	501,032
Brighthouse Financial Global Funding, MTN, 0.81%, 4/12/2024 (SOFRRATE +76.0bps)(a),(b)	1,000,000	1,007,393
Cadence Bank NA, 6.25%, 6/28/2029(a)	135,000	142,121
Canadian Imperial Bank of Commerce, MTN, 1.75%, 7/28/2022(a)	171,000	171,884
Capital One Financial Corp., 2.60%, 5/11/2023	1,000,000	1,013,707
Capital One Financial Corp., 0.74%, 12/6/2024 (SOFRRATE +69.0bps)(a)	1,000,000	999,569
Charles Schwab Corp. (The), 0.90%, 3/11/2026	250,000	240,440
Citadel Finance LLC, 3.38%, 3/9/2026(b)	2,000,000	1,976,873
Citadel LP, 5.38%, 1/17/2023(b)	3,704,000	3,801,346
Citigroup, Inc., 0.82%, 6/9/2027 (SOFRRATE + 77.0bps)(a)	1,000,000	1,001,854
Citizens Bank NA, 0.99%, 5/26/2022 (3MO LIBOR + 81.0bps)(a)	1,250,000	1,253,052
Citizens Financial Group, Inc., 4.30%, 12/3/2025	3,000,000	3,217,759
CNO Global Funding, 1.75%, 10/7/2026(b)	500,000	484,227
Credit Agricole SA, 1.28%, 4/24/2023 (3MO LIBOR + 102.0bps)(a),(b)	1,000,000	1,009,838
Credit Suisse Group AG, 1.44%, 6/12/2024 (3MO LIBOR + 124.0bps)(a),(b)	4,000,000	4,035,226
Danske Bank A/S, MTN, 1.26%, 9/12/2023 (3MO LIBOR + 106.0bps)(a),(b)	2,000,000	2,012,043
Danske Bank A/S, 3.88%, 9/12/2023(b)	3,000,000	3,088,005
Danske Bank A/S, 1.17%, 12/8/2023(a),(b)	500,000	498,566
Drawbridge Special Opportunities Fund LP, 3.88%, 2/15/2026(b)	2,000,000	2,009,137

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Enstar Group Ltd., 4.50%, 3/10/2022	$1,000,000	$1,000,996
Equitable Financial Life Global Funding, 1.40%, 7/7/2025(b)	1,000,000	975,258
Equitable Financial Life Global Funding, 1.00%, 1/9/2026(b)	500,000	477,795
Equitable Financial Life Global Funding, 1.70%, 11/12/2026(b)	1,000,000	972,792
F&G Global Funding, 0.90%, 9/20/2024(b)	500,000	486,556
F&G Global Funding, 1.75%, 6/30/2026(b)	500,000	487,608
Fairfax Financial Holdings, Ltd., 4.88%, 8/13/2024(b)	2,000,000	2,103,512
First Horizon National Corp., 3.55%, 5/26/2023	1,000,000	1,022,280
GA Global Funding Trust, 1.00%, 4/8/2024(b)	1,000,000	978,958
GA Global Funding Trust, 1.63%, 1/15/2026(b)	1,000,000	971,492
GE Capital International Funding Co., 3.37%, 11/15/2025	200,000	206,958
Goldman Sachs Group, Inc. (The), 0.67%, 12/6/2023 (SOFFRATE + 62.0bps)(a)	1,000,000	1,001,360
Goldman Sachs Group, Inc. (The), 0.86%, 3/9/2027 (SOFRRATE + 81.0bps)(a)	1,000,000	996,268
Goldman Sachs Group, Inc. (The), 0.87%, 9/10/2027 (SOFRRATE + 82.0bps)(a)	192,000	191,083
Goldman Sachs Group, Inc. (The), 0.97%, 10/21/2027 (SOFRRATE + 92.0bps)(a)	2,000,000	2,002,173
Goldman Sachs Group, Inc. (The), 1.17%, 2/24/2028 (SOFFRATE + 112.0bps)(a)	1,000,000	1,006,872
HSBC Holdings PLC, 4.25%, 3/14/2024	1,000,000	1,045,165
HSBC Holdings PLC, 1.16%, 5/18/2024 (3MO LIBOR + 100.0bps)(a)	1,000,000	1,009,672
HSBC Holdings PLC, 0.73%, 8/17/2024(a)	200,000	196,864
HSBC Holdings PLC, 4.25%, 8/18/2025	1,313,000	1,385,140
HSBC Holdings PLC, 1.58%, 9/12/2026 (3MO LIBOR + 138.0bps)(a)	1,500,000	1,549,576
Huntington Bancshares, Inc., 2.63%, 8/6/2024	1,000,000	1,017,087
Infinity Property & Casualty Corp., 5.00%, 9/19/2022	2,000,000	2,044,677
ING Groep NV, 1.06%, 4/1/2027 (SOFRRATE + 101.0bps)(a)	2,000,000	2,023,215
Intesa Sanpaolo SpA, 3.38%, 1/12/2023(b)	4,000,000	4,069,149
Intesa Sanpaolo SpA, 3.25%, 9/23/2024(b)	4,000,000	4,111,586
Jackson Financial, Inc., 1.13%, 11/22/2023(b)	1,000,000	988,853
Jackson National Life Global Funding, 0.95%, 6/27/2022 (3MO LIBOR + 73.0bps)(a),(b)	1,000,000	1,002,249
JPMorgan Chase & Co., 1.51%, 6/1/2024 (SOFRRATE + 145.5bps)(a)	500,000	500,456
JPMorgan Chase & Co., 0.94%, 4/22/2027 (SOFRRATE + 88.5bps)(a)	2,000,000	2,020,440
JPMorgan Chase & Co., MTN, 2.00%, 6/22/2028(a)	365,000	361,754

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
KeyCorp Capital, 0.95%, 7/1/2028 (3MO LIBOR + 74.0bps)(a)	$1,000,000	$969,531
Lloyds Banking Group PLC, 2.86%, 3/17/2023 (3MO LIBOR + 124.9bps)(a)	2,000,000	2,004,134
Lloyds Banking Group PLC, 1.33%, 6/15/2023 (H15T1Y + 110.0bps)(a)	500,000	500,111
Lloyds Banking Group PLC, 2.91%, 11/7/2023 (3MO LIBOR + 81.0bps)(a)	3,000,000	3,034,868
Lloyds Banking Group PLC, 4.58%, 12/10/2025(b)	250,000	266,791
Macquarie Group Ltd., 1.20%, 11/28/2023 (3MO LIBOR + 102.0bps)(a),(b)	2,651,000	2,665,327
Macquarie Group Ltd., 1.57%, 3/27/2024 (3MO LIBOR + 135.0bps)(a),(b)	2,000,000	2,021,247
Macquarie Group Ltd., 4.88%, 6/10/2025(b)	285,000	306,471
Met Tower Global Funding, MTN, 1.25%, 9/14/2026(b)	1,000,000	961,360
Metropolitan Life Global Funding I, MTN, 0.62%, 1/13/2023 (SOFRRATE + 57.0bps)(a),(b)	500,000	501,820
Metropolitan Life Global Funding I, 0.37%, 1/7/2024 (SOFRRATE + 32.0bps)(a),(b)	1,000,000	999,996
Mitsubishi UFJ Financial Group, Inc., 1.41%, 7/17/2025	1,000,000	976,952
Mitsubishi UFJ Financial Group, Inc., 0.95%, 7/19/2025(a)	1,000,000	975,622
Mizuho Financial Group, Inc., 1.08%, 7/16/2023 (3MO LIBOR + 84.0bps)(a)	975,000	977,715
Nationwide Building Society, MTN, 3.62%, 4/26/2023 (3MO LIBOR + 181.1bps)(a),(b)	3,000,000	3,015,858
Nationwide Mutual Insurance Co., 2.49%, 12/15/2024 (3MO LIBOR + 229.0bps)(a),(b)	3,245,000	3,249,186
NatWest Markets PLC, 1.71%, 9/29/2022 (SOFFRATE + 166.2bps)(a),(b)	1,000,000	1,008,915
Nomura Holdings, Inc., 1.65%, 7/14/2026	1,000,000	962,265
Nordea Bank Abp, 1.12%, 8/30/2023 (3MO LIBOR + 94.0bps)(a),(b)	1,000,000	1,009,707
Nordea Bank Abp, MTN, 1.50%, 9/30/2026(b)	1,000,000	967,013
Pacific Premier Bancorp, Inc., 5.75%, 9/3/2024(b)	1,700,000	1,813,825
Park Aerospace Holdings Ltd., 4.50%, 3/15/2023(b)	2,500,000	2,563,660
Pershing Square Holdings Ltd., 5.50%, 7/15/2022(b)	3,000,000	3,041,025
Pricoa Global Funding I, MTN, 1.20%, 9/1/2026(b)	500,000	481,934
Principal Life Global Funding II, MTN, 1.50%, 11/17/2026(b)	1,000,000	966,443
Protective Life Global Funding, MTN, 1.30%, 9/20/2026(b)	500,000	480,645
Reliance Standard Life Global Funding II, 2.15%, 1/21/2023(b)	500,000	504,776
Reliance Standard Life Global Funding II, 2.50%, 10/30/2024(b)	500,000	506,437
Reliance Standard Life Global Funding II, MTN, 1.51%, 9/28/2026(b)	2,000,000	1,937,670

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Royal Bank of Canada, MTN, 0.76%, 1/21/2027 (SOFFRATE + 71.0bps)(a)	$1,000,000	$1,001,729
Royal Bank of Scotland Group PLC, 3.50%, 5/15/2023(a)	2,000,000	2,012,115
Royal Bank of Scotland Group PLC, 5.13%, 5/28/2024	1,000,000	1,065,033
Royal Bank of Scotland Group PLC, 1.77%, 6/25/2024 (3MO LIBOR + 155.0bps)(a)	3,000,000	3,048,839
Santander Holdings USA, Inc., 3.50%, 6/7/2024	2,500,000	2,575,980
Santander UK PLC, 5.00%, 11/7/2023(b)	1,000,000	1,052,655
Security Benefit Global Funding, MTN, 1.25%, 5/17/2024(b)	1,000,000	980,614
SMBC Aviation Capital Finance DAC, 1.90%, 10/15/2026(b)	1,000,000	976,648
Societe Generale SA, 5.00%, 1/17/2024(b)	3,345,000	3,515,062
Societe Generale SA, 4.25%, 4/14/2025(b)	3,000,000	3,133,104
Societe Generale SA, 1.10%, 1/21/2026 (SOFFRATE + 105.0bps)(a),(b)	500,000	502,443
Societe Generale SA, MTN, 1.79%, 6/9/2027(a),(b)	500,000	477,860
Standard Chartered PLC, 3.95%, 1/11/2023	1,250,000	1,274,224
Standard Chartered PLC, 3.95%, 1/11/2023(b)	2,000,000	2,038,759
Standard Chartered PLC, 0.98%, 11/23/2025 (SOFFRATE + 93.0bps)(a),(b)	254,000	254,893
Stifel Financial Corp., 4.25%, 7/18/2024	3,000,000	3,158,568
Sumitomo Mitsui Financial Group, Inc., 1.04%, 10/16/2023 (3MO LIBOR + 80.0bps)(a)	1,000,000	1,009,403
Sumitomo Mitsui Financial Group, Inc., 1.47%, 7/8/2025	500,000	488,344
Sumitomo Mitsui Financial Group, Inc., 0.93%, 1/14/2027 (SOFFRATE + 88.0bps)(a)	1,000,000	1,009,592
Sumitomo Mitsui Trust Bank Ltd., MTN, 0.85%, 3/25/2024(b)	1,000,000	982,669
Sumitomo Mitsui Trust Bank Ltd., MTN, 0.49%, 9/16/2024 (SOFRRATE + 44.0bps)(a),(b)	2,000,000	1,999,314
SunTrust Bank, 3.20%, 4/1/2024	1,000,000	1,034,898
Synovus Bank, 2.29%, 2/10/2023 (SOFRRATE + 945.0bps)(a)	250,000	250,052
TCF National Bank, 6.25%, 6/8/2022	1,000,000	1,017,738
Toronto-Dominion Bank (The), MTN, 0.64%, 9/10/2026 (SOFRRATE + 59.0bps)(a)	1,000,000	1,004,255
Truist Bank, 0.82%, 5/15/2027 (3MO LIBOR + 67.0bps)(a)	1,500,000	1,459,897
UBS AG/London, 0.50%, 8/9/2024 (SOFRRATE + 45.0bps)(a),(b)	1,000,000	999,540
Valley National Bancorp, 5.25%, 6/15/2030 (SOFRRATE + 514.0bps)(a)	70,000	74,763
Webster Financial Corp., 4.38%, 2/15/2024	1,645,000	1,720,370
Wells Fargo & Co., 0.74%, 1/15/2027 (3MO LIBOR + 50.0bps)(a)	2,000,000	1,956,863

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
WT Holdings, Inc., 7.00%, 4/30/2023(b)	$3,000,000	$3,049,744
		195,305,796
Health Care — 2.11%
Blue Cross & Blue Shield of Minnesota, 3.79%, 5/1/2025(b)	661,000	702,334
HCA, Inc., 5.00%, 3/15/2024	2,000,000	2,120,196
Highmark, Inc., 1.45%, 5/10/2026(b)	500,000	483,966
McKesson Corp., B, 1.30%, 8/15/2026	1,000,000	957,352
PerkinElmer, Inc., 0.85%, 9/15/2024	500,000	486,194
Perrigo Co. PLC, 4.00%, 11/15/2023	3,000,000	3,064,768
Perrigo Finance Unlimited Co., 3.90%, 12/15/2024	2,250,000	2,292,671
Viatris, Inc., 1.65%, 6/22/2025	500,000	491,217
Zimmer Biomet Holdings, Inc., 1.45%, 11/22/2024	1,000,000	986,139
		11,584,837
Industrials — 4.44%
Air Canada Pass Through Trust, Series 2013-1, Class A, 4.13%, 5/15/2025(b)	1,205,968	1,224,291
Air Canada Pass Through Trust, Series 2017-1, Class B, 3.70%, 7/15/2026(b)	657,407	632,970
American Airlines Pass Through Trust, Series 2014-1, Class B, 4.38%, 10/1/2022	52,289	52,466
American Airlines Pass Through Trust, Series 2013-2, Class A, 4.95%, 1/15/2023	477,699	480,297
American Airlines Pass Through Trust, Series 2014-1, Class A, 3.70%, 10/1/2026	1,357,044	1,356,455
Ashtead Capital, Inc., 1.50%, 8/12/2026(b)	1,000,000	964,375
Boeing Co. (The), 4.51%, 5/1/2023	1,000,000	1,034,025
Boeing Co. (The), 1.43%, 2/4/2024	1,100,000	1,089,331
Boeing Co. (The), 2.20%, 2/4/2026	1,000,000	983,652
CNH Industrial Capital LLC, 1.88%, 1/15/2026	1,000,000	987,122
Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.98%, 4/19/2022	655,647	661,003
Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.90%, 4/19/2022	238,154	238,706
Daimler Trucks Finance North America LLC, 0.80%, 12/13/2024 (SOFFRATE + 75.0bps)(a),(b)	1,000,000	1,001,863
Delta Air Lines Pass Through Trust, Series 2015-1, Class B, 4.25%, 7/30/2023	71,875	73,913
General Electric Co., MTN, 0.70%, 5/5/2026 (3MO LIBOR + 38.0bps)(a)	975,000	959,133
Huntington Ingalls Industries, Inc., 0.67%, 8/16/2023(b)	500,000	491,761
PACCAR Financial Corp., MTN, 1.10%, 5/11/2026	500,000	485,479
Penske Truck Leasing Co. LP, 1.20%, 11/15/2025(b)	1,000,000	960,766
Penske Truck Leasing Co. LP, 1.70%, 6/15/2026(b)	1,000,000	973,593
Triton Container International Ltd., 0.80%, 8/1/2023(b)	555,000	548,908
Triton Container International Ltd., 1.15%, 6/7/2024(b)	1,000,000	979,773
Triton Container International Ltd., 2.05%, 4/15/2026(b)	1,000,000	980,328

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
United Airlines Pass Through Trust, Series 2014-1, Class B, 4.75%, 4/11/2022	$98,810	$99,490
United Airlines Pass Through Trust, Series 2014-2, Class B, 4.63%, 9/3/2022	1,334,034	1,346,750
United Airlines Pass Through Trust, Series 2020-1, Class B, 4.88%, 1/15/2026	864,000	884,032
United Airlines Pass Through Trust, Series 2016-1, Class A, 3.45%, 7/7/2028	762,556	759,339
United Parcel Service, Inc., 0.66%, 4/1/2023 (3MO LIBOR + 45.0bps)(a)	2,030,000	2,039,251
US Airways Pass Through Trust, Series 2012-2, Class A, 4.63%, 6/3/2025	49,748	49,149
US Airways Pass Through Trust, Series 2013-1, Class A, 3.95%, 11/15/2025	1,019,222	1,020,465
Vontier Corp., 1.80%, 4/1/2026	1,000,000	965,080
		24,323,766
Materials — 1.36%
Berry Global, Inc., 0.95%, 2/15/2024	1,000,000	984,910
Berry Global, Inc., 1.57%, 1/15/2026	1,000,000	965,651
Berry Global, Inc., 1.65%, 1/15/2027	1,190,000	1,129,595
Glencore Funding LLC, 1.63%, 4/27/2026(b)	1,000,000	970,014
Graphic Packaging International LLC, 1.51%, 4/15/2026(b)	1,000,000	962,098
Sealed Air Corp., 1.57%, 10/15/2026(b)	1,000,000	955,057
Silgan Holdings, Inc., 1.40%, 4/1/2026(b)	1,000,000	957,165
Syngenta Finance NV, 3.13%, 3/28/2022	500,000	501,283
		7,425,773
Real Estate — 0.90%
American Tower Corp., 1.60%, 4/15/2026	500,000	484,364
SBA Tower Trust, Series 2019-1, Class C, 2.84%, 1/15/2025(b)	1,500,000	1,528,921
SBA Tower Trust, 1.63%, 5/15/2051(b)	1,000,000	970,950
SBA Tower Trust, 1.84%, 10/15/2051(b)	2,000,000	1,957,313
		4,941,548
Technology — 4.69%
Arrow Electronic, Inc., 4.00%, 4/1/2025	1,000,000	1,051,539
Broadcom, Inc., 3.63%, 10/15/2024	2,000,000	2,084,242
Broadcom, Inc., 4.25%, 4/15/2026	80,000	85,521
Dell International LLC/EMC Corp., 5.45%, 6/15/2023(b)	118,000	123,406
Dell International LLC/EMC Corp., 4.00%, 7/15/2024	2,700,000	2,825,984
DXC Technology Co., 1.80%, 9/15/2026	500,000	484,077
Global Payments, Inc., 1.20%, 3/1/2026	500,000	476,568
HP, Inc., 2.20%, 6/17/2025	1,000,000	1,002,517
Jabil, Inc., 1.70%, 4/15/2026	1,000,000	976,880
Juniper Networks, Inc., 1.20%, 12/10/2025	500,000	485,417
Kyndryl Holdings, Inc., 2.05%, 10/15/2026(b)	500,000	478,506
Leidos, Inc., 2.95%, 5/15/2023	1,725,000	1,762,398
Marvell Technology, Inc., 1.65%, 4/15/2026	500,000	484,225
Microchip Technology, Inc., 2.67%, 9/1/2023	1,000,000	1,014,622
Microchip Technology, Inc., 0.97%, 2/15/2024	1,000,000	979,811
Microchip Technology, Inc., 0.98%, 9/1/2024(b)	1,000,000	973,275
Oracle Corp., 1.65%, 3/25/2026	500,000	483,807

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Qorvo, Inc., 1.75%, 12/15/2024(b)	$500,000	$491,975
Seagate HDD Cayman, 4.88%, 3/1/2024	1,610,000	1,667,960
Seagate HDD Cayman, 4.75%, 1/1/2025	2,622,000	2,735,611
VMware, Inc., 1.00%, 8/15/2024	500,000	488,310
Western Union Co. (The), 2.85%, 1/10/2025	3,000,000	3,059,910
Western Union Co. (The), 1.35%, 3/15/2026	1,000,000	962,060
Wipro IT Services LLC, 1.50%, 6/23/2026(b)	500,000	479,977
		25,658,598
Utilities — 2.20%
AES Corp. (The), 1.38%, 1/15/2026	500,000	478,125
Ameren Corp., 1.95%, 3/15/2027	500,000	491,985
American Electric Power Co., Inc., 2.03%, 3/15/2024	1,000,000	1,001,777
Enel Finance International NV, 2.65%, 9/10/2024	1,000,000	1,015,351
Enel Finance International NV, 1.38%, 7/12/2026(b)	1,000,000	958,808
Eversource Energy, 1.40%, 8/15/2026	500,000	482,726
NextEra Energy Capital Holdings, Inc., 0.59%, 3/1/2023 (SOFRRATE + 54.0bps)(a)	500,000	500,894
NextEra Energy Capital Holdings, Inc., 1.88%, 1/15/2027	1,000,000	980,728
Pacific Gas and Electric Co., 1.75%, 6/16/2022	1,000,000	999,791
Pacific Gas and Electric Co., 1.37%, 3/10/2023	2,000,000	1,980,014
Pacific Gas and Electric Co., 1.70%, 11/15/2023	500,000	496,251
Pinnacle West Capital Corp., 1.30%, 6/15/2025	2,000,000	1,944,670
PPL Electric Utilities Corp., 0.38%, 6/24/2024 (SOFRRATE + 33.0bps)(a)	200,000	199,940
Public Service Enterprise Group, Inc., 0.84%, 11/8/2023	500,000	492,488
		12,023,548
Total Corporate Bonds and Notes
(Cost $330,182,625)		330,711,661

ASSET BACKED SECURITIES — 28.05%
321 Henderson Receivables I LLC, Series 2006-4A, Class A1, 0.30%, 12/15/2041 (1MO LIBOR + 20.0bps)(a),(b)	160,035	159,850
321 Henderson Receivables I LLC, Series 2007-1A, Class A1, 0.30%, 3/15/2042 (1MO LIBOR + 20.0bps)(a),(b)	2,606,613	2,562,021
321 Henderson Receivables I LLC, Series 2004-A, Class A1, 0.45%, 9/15/2045 (1MO LIBOR + 35.0bps)(a),(b)	438,557	434,870
ACC Trust, Series 2021-1, Class B, 1.43%, 7/22/2024(b)	1,000,000	999,904
Access Group, Inc., Series 2013-1, Class A, 0.61%, 2/25/2036 (1MO LIBOR + 5.0bps)(a),(b)	403,567	398,027
American Credit Acceptance Receivables Trust, Series 2018-2, Class D, 4.07%, 7/10/2024(b)	1,104,326	1,113,749
American Credit Acceptance Receivables Trust, Series 2018-3, Class D, 4.14%, 10/15/2024(b)	46,686	46,797

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
American Credit Acceptance Receivables Trust, Series 2019-2, Class D, 3.41%, 6/12/2025(b)	$1,250,000	$1,264,412
American Credit Acceptance Receivables Trust, Series 2020-1, Class D, 2.39%, 3/13/2026(b)	2,500,000	2,525,411
American Credit Acceptance Receivables Trust, Series 2020-3, Class C, 1.85%, 6/15/2026(b)	1,000,000	1,005,380
American Credit Acceptance Receivables Trust, Series 2021-2, Class D, 1.34%, 7/13/2027(b)	1,250,000	1,232,565
American Credit Acceptance Receivables Trust, Series 2021-4, Class D, 1.82%, 2/14/2028(b)	750,000	728,409
AmeriCredit Automobile Receivables Trust, Series 2018-1, Class D, 3.82%, 3/18/2024	300,000	305,758
AmeriCredit Automobile Receivables Trust, Series 2019-2, Class D, 2.99%, 6/18/2025	3,000,000	3,058,710
Amur Equipment Finance Receivables VIII LLC, Series 2020-1A, Class A2, 1.68%, 8/20/2025(b)	95,725	96,049
Applebee’s/IHOP Funding LLC, Series 2019-1A, Class A2I, 4.19%, 6/5/2049(b)	1,980,000	1,998,532
Bank of the West Auto Trust, Series 2017-1, Class B, 2.62%, 11/15/2023(b)	1,400,000	1,401,156
BHG Securitization Trust, Series 2021-A, Class A, 1.42%, 11/17/2033(b)	770,650	757,877
Brazos Education Loan Authority, Inc., Series 2021-1, Class A1B, 0.69%, 11/25/2071(a)	1,911,612	1,923,753
Brazos Student Finance Corp., Series 2009-1, Class AS, 2.71%, 12/27/2039 (3MO LIBOR + 250.0bps)(a)	140,391	142,543
Brex Commercial Charge Card Master Trust, Series 2021-1, Class A, 2.09%, 7/15/2024(b)	1,000,000	1,003,871
Canadian Pacer Auto Receivables Trust, Series 2019-1A, Class B, 3.16%, 10/21/2024(b)	1,360,000	1,379,598
CarMax Auto Owner Trust, Series 2020-4, Class D, 1.75%, 4/15/2027	1,000,000	990,356
CarMax Auto Owner Trust, Series 2021-1, Class D, 1.28%, 7/15/2027	300,000	293,402
CarMax Auto Owner Trust, Series 2021-2, Class D, 1.55%, 10/15/2027	1,000,000	987,134
CarMax Auto Owner Trust, Series 2021-3, Class D, 1.50%, 1/18/2028	750,000	730,265
CarMax Auto Owner Trust, Series 2022-1, Class D, 2.47%, 7/17/2028	500,000	500,512
Carvana Auto Receivables Trust, Series 2019-2A, Class D, 3.28%, 1/15/2025(b)	3,380,000	3,430,160
Carvana Auto Receivables Trust, Series 2019-3A, Class D, 3.04%, 4/15/2025(b)	2,000,000	2,036,037
Carvana Auto Receivables Trust, Series 2020-N1A, Class C, 2.45%, 6/16/2025(b)	3,000,000	3,026,666

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Carvana Auto Receivables Trust, Series 2019-4A, Class D, 3.07%, 7/15/2025(b)	$1,961,000	$1,999,544
Carvana Auto Receivables Trust, Series 2020-P1, Class D, 1.82%, 9/8/2027	1,000,000	970,521
Carvana Auto Receivables Trust, Series 2021-N2, Class D, 1.27%, 3/10/2028	1,000,000	985,735
CCG Receivables Trust, Series 2019-1, Class B, 3.22%, 9/14/2026(b)	1,750,000	1,774,370
CCG Receivables Trust, Series 2019-2, Class C, 2.89%, 3/15/2027(b)	1,000,000	1,009,275
CCG Receivables Trust, Series 2020-1, Class D, 2.68%, 12/14/2027(b)	2,500,000	2,506,092
CLI Funding LLC, Series 2020-1A, Class A, 2.08%, 9/18/2045(b)	1,714,000	1,681,560
CLI Funding LLC, Series 2020-3X, Class A, 2.07%, 10/18/2045	169,167	166,114
CLI Funding LLC, Series 2022-1A, Class A1, 2.72%, 1/18/2047(b)	1,000,000	1,008,409
Conn’s Receivables Funding LLC, Series 2020-A, Class A, 1.71%, 6/16/2025(b)	34,130	34,158
Conn’s Receivables Funding LLC, Series 2021-A, Class A, 1.05%, 5/15/2026(b)	1,381,154	1,383,035
Continental Finance Credit Card ABS Master Trust, Series 2020-1A, Class A, 2.24%, 12/15/2028(b)	500,000	500,932
Continental Finance Credit Card ABS Master Trust, Series 2021-A, Class A, 2.55%, 12/17/2029(b)	1,000,000	992,271
CPS Auto Receivables Trust, Series 2020-B, Class C, 3.30%, 4/15/2026(b)	1,000,000	1,008,209
CPS Auto Receivables Trust, Series 2021-D, Class C, 1.59%, 12/15/2027(b)	1,000,000	986,613
CPS Auto Receivables Trust, Series 2022-A, Class D, 2.84%, 4/16/2029(b)	1,000,000	999,609
Credit Acceptance Auto Loan Trust, Series 2019-1A, Class C, 3.94%, 6/15/2028(b)	115,000	116,120
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class C, 2.59%, 6/15/2029(b)	1,500,000	1,515,793
Credit Acceptance Auto Loan Trust, Series 2020-3A, Class C, 2.28%, 2/15/2030(b)	1,050,000	1,051,551
Credit Acceptance Auto Loan Trust, Series 2021-3A, Class C, 1.63%, 9/16/2030(b)	500,000	490,370
Crossroads Asset Trust, Series 2021-A, Class C, 1.44%, 1/20/2026(b)	625,000	615,591
Crossroads Asset Trust, Series 2021-A, Class D, 2.52%, 1/20/2026(b)	500,000	490,174
Dell Equipment Finance Trust, Series 2020-2, Class D, 1.92%, 3/23/2026(b)	500,000	501,795
Dell Equipment Finance Trust, Series 2021-2, Class D, 1.21%, 6/22/2027(b)	500,000	494,576
Diamond Resorts Owner Trust, Series 2018-1, Class A, 3.70%, 1/21/2031(b)	492,010	498,748
Dividend Solar Loans LLC, Series 2017-1, Class B, 5.25%, 3/22/2038(b)	1,179,009	1,212,542

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Dividend Solar Loans LLC, Series 2018-1, Class A, 2.61%, 7/20/2038(b)	$79,188	$79,559
Drive Auto Receivables Trust, Series 2018-2, Class D, 4.14%, 8/15/2024	302,922	306,186
Drive Auto Receivables Trust, Series 2018-5, Class D, 4.30%, 4/15/2026	100,000	102,135
Drive Auto Receivables Trust, Series 2019-1, Class D, 4.09%, 6/15/2026	85,000	86,536
Drive Auto Receivables Trust, Series 2019-3, Class D, 3.18%, 10/15/2026	420,000	428,878
Drive Auto Receivables Trust, Series 2020-1, Class D, 2.70%, 5/17/2027	110,000	111,771
DT Auto Owner Trust, Series 2018-2A, Class D, 4.15%, 3/15/2024(b)	990,044	997,515
DT Auto Owner Trust, Series 2019-2A, Class D, 3.48%, 2/18/2025(b)	1,000,000	1,016,611
DT Auto Owner Trust, Series 2019-4A, Class D, 2.85%, 7/15/2025(b)	500,000	508,176
DT Auto Owner Trust, Series 2020-2A, Class C, 3.28%, 3/16/2026(b)	500,000	510,209
DT Auto Owner Trust, Series 2021-3A, Class D, 1.31%, 5/17/2027(b)	2,000,000	1,948,718
ECMC Group Student Loan Trust, Series 2018-2A, Class A, 0.91%, 9/25/2068 (1MO LIBOR + 80.0bps)(a),(b)	374,474	377,664
Edsouth Indenture No. 6 LLC, Series 2014-2, Class A, 0.79%, 5/25/2039(a),(b)	435,000	434,059
Encina Equipment Finance LLC, Series 2021-1A, Class C, 1.39%, 6/15/2027(b)	500,000	491,625
Evergreen Credit Card Trust, Series 2019-2, Class C, 2.62%, 9/15/2024(b)	500,000	504,314
Exeter Automobile Receivables Trust, Series 2018-4A, Class D, 4.35%, 9/16/2024(b)	275,813	281,214
Exeter Automobile Receivables Trust, Series 2019-1A, Class D, 4.13%, 12/16/2024(b)	296,277	301,620
Exeter Automobile Receivables Trust, Series 2019-2A, Class D, 3.71%, 3/17/2025(b)	2,000,000	2,040,747
Exeter Automobile Receivables Trust, Series 2020-2A, Class D, 4.73%, 4/15/2026(b)	70,000	73,120
Exeter Automobile Receivables Trust, Series 2021-1A, Class D, 1.08%, 11/16/2026	500,000	494,607
Fair Square Issuance Trust, Series 2020-AA, Class A, 2.90%, 9/20/2024(b)	2,000,000	2,001,422
First Investors Auto Owner Trust, Series 2017-3A, Class D, 3.44%, 3/15/2024(b)	2,777,000	2,796,211
First Investors Auto Owner Trust, Series 2019-2A, Class D, 2.80%, 12/15/2025(b)	1,460,000	1,481,948
First Investors Auto Owner Trust, Series 2021-1A, Class D, 1.62%, 3/15/2027(b)	500,000	493,641
First Investors Auto Owner Trust, Series 2021-2A, Class D, 1.66%, 12/15/2027(b)	2,000,000	1,949,925

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Flagship Credit Auto Trust, Series 2018-1, Class C, 3.39%, 1/16/2024(b)	$38,524	$38,622
Flagship Credit Auto Trust, Series 2018-3, Class C, 3.79%, 12/16/2024(b)	2,080,846	2,101,814
Flagship Credit Auto Trust, Series 2019-2, Class D, 3.53%, 5/15/2025(b)	305,000	311,463
Flagship Credit Auto Trust, Series 2019-3, Class C, 2.74%, 10/15/2025(b)	260,000	263,035
Flagship Credit Auto Trust, Series 2020-2, Class C, 3.80%, 4/15/2026(b)	250,000	255,360
Ford Credit Auto Owner Trust, Series 2021-1, Class D, 2.31%, 10/17/2033(b)	1,272,000	1,241,640
Ford Credit Auto Owner Trust/Ford Credit, Series 2021-2, Class D, 2.60%, 11/16/2026(b)	750,000	736,423
Foursight Capital Automobile Receivables Trust, Series 2019-1, Class D, 3.27%, 6/16/2025(b)	750,000	764,166
Foursight Capital Automobile Receivables Trust, Series 2020-1, Class D, 2.60%, 1/15/2026(b)	500,000	503,392
Foursight Capital Automobile Receivables Trust, Series 2021-1, Class D, 1.32%, 3/15/2027(b)	550,000	534,817
Foursight Capital Automobile Receivables Trust, Series 2021-2, Class D, 1.92%, 9/15/2027(b)	1,500,000	1,486,095
GCI Funding I LLC, Series 2021-1, Class A, 2.38%, 6/18/2046(b)	938,944	920,336
Global SC Finance Srl, Series 2020-2A, Class A, 2.26%, 3/18/2030(b)	866,734	858,365
GLS Auto Receivables Issuer Trust, Series 2019-3A, Class B, 2.72%, 6/17/2024(b)	1,860,284	1,869,700
GLS Auto Receivables Issuer Trust, Series 2019-2A, Class C, 3.54%, 2/18/2025(b)	2,000,000	2,035,415
GLS Auto Receivables Issuer Trust, Series 2019-4A, Class C, 3.06%, 8/15/2025(b)	1,000,000	1,013,086
GLS Auto Receivables Issuer Trust, Series 2020-1A, Class C, 2.72%, 11/17/2025(b)	1,500,000	1,519,306
GLS Auto Receivables Issuer Trust, Series 2021-4A, Class D, 2.48%, 10/15/2027(b)	1,500,000	1,491,912
GM Financial Consumer Automobile Trust, Series 2020-3, Class D, 1.91%, 9/16/2027	500,000	501,148
Golden Credit Card Trust, Series 2021-1A, Class B, 1.44%, 8/15/2028(b)	1,000,000	969,723
Goodgreen Trust, Series 2017-1A, Class A, 3.74%, 10/15/2052(b)	40,989	41,956
Goodgreen Trust, Series 2017-2A, Class A, 3.26%, 10/15/2053(b)	92,331	92,862
Goodgreen Trust, Series 2021-1A, Class A, 2.66%, 10/15/2056(b)	271,095	265,126
Helios Issuer LLC, Series 2021-A, Class A, 1.80%, 2/22/2048(b)	454,797	444,980
HERO Funding Trust, Series 2017-1A, Class A2, 4.46%, 9/20/2047(b)	46,237	47,947
HPEFS Equipment Trust, Series 2021-1A, Class D, 1.03%, 3/20/2031(b)	1,000,000	980,898

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Hyundai Auto Receivables Trust, Series 2020-B, Class C, 1.60%, 12/15/2026	$1,000,000	$997,021
InStar Leasing III LLC, Series 2021-1A, Class A, 2.30%, 2/15/2054(b)	476,323	467,531
ITE Rail Fund Levered LP, Series 2021-1A, Class A, 2.25%, 2/28/2051(b)	478,039	469,908
KnowledgeWorks Foundation, Series 2010-1, Class A, 1.13%, 2/25/2042 (3MO LIBOR + 95.0bps)(a)	502,433	504,310
Kubota Credit Owner Trust, Series 2019-1A, Class A4, 2.50%, 3/16/2026(b)	2,000,000	2,032,373
Loanpal Solar Loan Ltd., Series 2021-2GS, Class A, 2.20%, 3/20/2048(b)	853,196	821,186
Longtrain Leasing III LLC, Series 2015-1A, Class A2, 4.06%, 1/15/2045(b)	2,940,571	2,913,595
Longtrain Leasing III LLC, Series 2015-1A, Class A1, 2.98%, 1/15/2045(b)	172,870	173,225
Master Credit Card Trust II, Series 2020-1A, Class C, 2.59%, 9/21/2024(b)	1,000,000	1,013,026
Mosaic Solar Loan Trust, Series 2021-3A, Class B, 1.92%, 6/20/2052(b)	193,192	187,053
Navient Student Loan Trust, Series 2018-BA, Class A2A, 3.61%, 12/15/2059(b)	58,347	59,925
Nelnet Student Loan Trust, Series 2012-2A, Class A, 0.91%, 12/26/2033(a),(b)	383,447	385,684
Nelnet Student Loan Trust, Series 2021-DA, Class AFL, 0.79%, 4/20/2062(a),(b)	474,029	475,214
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36%, 4/20/2062(b)	830,071	814,940
Northstar Education Finance, Inc., Series 2007-1, Class A2, 1.03%, 1/29/2046 (3MO LIBOR + 75.0bps)(a)	87,880	87,880
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class ABR3, 1.36%, 2/14/2031(a),(b)	1,000,000	998,552
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class B, 3.71%, 4/14/2025(b)	811,952	812,806
Pawnee Equipment Receivables LLC, Series 2019-1, Class C, 2.61%, 10/15/2024(b)	1,000,000	986,476
Pawnee Equipment Receivables LLC, Series 2019-1, Class D, 2.86%, 10/15/2024(b)	1,180,000	1,157,972
Pawnee Equipment Receivables LLC, Series 2020-1, Class B, 1.84%, 1/15/2026(b)	1,000,000	992,710
Pawnee Equipment Receivables LLC, Series 2020-1, Class C, 2.24%, 2/17/2026(b)	750,000	743,274
PFS Financing Corp., Series 2019-C, Class B, 2.42%, 10/15/2024(b)	1,000,000	1,008,471
PFS Financing Corp., Series 2020-E, Class A, 1.00%, 10/15/2025(b)	750,000	744,159
PFS Financing Corp., Series 2021-A, Class B, 0.96%, 4/15/2026(b)	1,000,000	979,249
Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2I, 4.26%, 9/5/2048(b)	261,225	262,072

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2II, 4.67%, 9/5/2048(b)	$928,800	$945,594
Purchasing Power Funding LLC, Series 2021-A, Class A, 1.57%, 10/15/2025(b)	2,000,000	1,990,780
Santander Drive Auto Receivables Trust, Series 2018-1, Class D, 3.32%, 3/15/2024	16,938	16,985
Santander Drive Auto Receivables Trust, Series 2020-2, Class C, 1.46%, 9/15/2025	1,000,000	1,003,128
Santander Drive Auto Receivables Trust, Series 2020-1, Class C, 4.11%, 12/15/2025	70,000	71,748
Santander Drive Auto Receivables Trust, Series 2020-2, Class D, 2.22%, 9/15/2026	50,000	50,471
Santander Drive Auto Receivables Trust, Series 2020-3, Class D, 1.64%, 11/16/2026	100,000	100,191
Santander Drive Auto Receivables Trust, Series 2020-4, Class D, 1.48%, 1/15/2027	250,000	249,877
Santander Revolving Auto Loan Trust, Series 2019-A, Class D, 3.45%, 1/26/2032(b)	1,000,000	1,025,944
SCF Equipment Leasing LLC, Series 2019-2A, Class A2, 2.47%, 4/20/2026(b)	675,000	681,963
SCF Equipment Leasing LLC, Series 2021-1A, Class C, 1.54%, 10/21/2030(b)	200,000	198,723
SLM Private Credit Student Loan Trust, Series 2004-B, Class A3, 0.53%, 3/15/2024(a)	265,438	265,127
SLM Private Credit Student Loan Trust, Series 2005-A, Class A4, 0.51%, 12/15/2038(a)	328,680	323,550
SLM Private Credit Student Loan Trust, Series 2006-A, Class A5, 0.49%, 6/15/2039(a)	135,703	132,680
SLM Student Loan Trust, Series 2003-14, Class A6, 0.56%, 7/25/2025(a)	109,001	108,967
SMB Private Education Loan Trust, Series 2016-B, Class A2A, 2.43%, 2/17/2032(b)	34,866	35,125
SMB Private Education Loan Trust, Series 2017-A, Class A2A, 2.88%, 9/15/2034(b)	99,406	100,188
Sunrun Demeter Issuer LLC, Series 2021-A, Class A, 2.27%, 1/30/2057(b)	1,000,000	986,479
Sunrun Vulcan Issuer LLC, Series 2021-A, Class A, 2.46%, 1/30/2052(b)	1,951,717	1,933,541
TAL Advantage VII LLC, Series 2020-1A, Class A, 2.05%, 9/20/2045(b)	1,128,320	1,110,009
Textainer Marine Containers Ltd., Series 2020-1A, Class A, 2.73%, 8/21/2045(b)	2,135,218	2,147,622
TIF Funding II LLC, Series 2021-1A, Class A, 1.65%, 2/20/2046(b)	922,500	882,198
Towd Point Asset Trust, Series 2021-SL1, Class A2, 0.80%, 11/20/2061(a),(b)	869,550	871,552
Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.35%, 5/25/2033(b)	1,000,000	988,117

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Transportation Finance Equipment Trust, Series 2019-1, Class D, 2.57%, 1/25/2027(b)	$1,500,000	$1,497,005
Trillium Credit Card Trust II, Series 2021-1A, Class C, 2.42%, 10/26/2029(b)	1,000,000	983,441
Trinity Rail Leasing LLC, Series 2019-2A, Class A2, 3.10%, 10/18/2049(b)	685,000	682,025
Trinity Rail Leasing LLC, Series 2020-2A, Class A1, 1.83%, 11/19/2050(b)	1,572,760	1,565,856
Trinity Rail Leasing LLC, Series 2021-1A, Class A, 2.26%, 7/19/2051(b)	980,834	964,425
United Auto Credit Securitization Trust, Series 2020-1, Class C, 2.15%, 2/10/2025(b)	641,968	643,264
Vivint Solar Financing VII LLC, Series 2020-1A, Class B, 3.22%, 7/31/2051(b)	1,205,625	1,178,180
Wendy’s Funding LLC, Series 2019-1A, Class A2I, 3.78%, 6/15/2049(b)	105,800	109,814
Westlake Automobile Receivables Trust, Series 2018-3A, Class D, 4.00%, 10/16/2023(b)	1,700,606	1,707,815
Westlake Automobile Receivables Trust, Series 2019-2A, Class D, 3.20%, 11/15/2024(b)	1,500,000	1,518,241
Westlake Automobile Receivables Trust, Series 2020-1A, Class C, 2.52%, 4/15/2025(b)	100,000	101,111
Westlake Automobile Receivables Trust, Series 2020-1A, Class D, 2.80%, 6/16/2025(b)	2,000,000	2,027,587
Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.65%, 2/17/2026(b)	1,000,000	994,618
World Financial Network Credit Card Master Trust, Series 2019-B, Class A, 2.49%, 4/15/2026	250,000	251,774
World Financial Network Credit Card Master Trust, Series 2019-C, Class A, 2.21%, 7/15/2026	391,000	394,627

Total Asset Backed Securities
(Cost $153,896,357)		153,564,433

U.S. GOVERNMENT & AGENCIES — 5.03%
Fannie Mae, Pool #MA4023, 3.50%, 1/1/2035	1,058,158	1,099,223
Fannie Mae, Pool #MA4038, 3.00%, 4/1/2035	251,835	258,084
Fannie Mae, Pool #BK2992, 2.00%, 8/1/2035	889,008	894,544
Fannie Mae, Pool #CA7166, 2.00%, 9/1/2035	829,120	835,034
Fannie Mae, Pool #CA8902, 2.50%, 2/1/2041	881,097	896,780
Fannie Mae, Pool #MA4364, 2.00%, 5/1/2041	941,270	936,338
Fannie Mae, Pool #MA4422, 2.00%, 9/1/2041	973,363	968,260
Fannie Mae, Pool #FM7195, 2.50%, 9/1/2050	937,831	944,516
Fannie Mae, Pool #CA6951, 2.50%, 9/1/2050	797,884	799,183
Fannie Mae, Pool #CA7245, 2.00%, 10/1/2050	838,184	814,473

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Fannie Mae, Pool #MA4191, 2.00%, 11/1/2050	$1,684,771	$1,637,146
Fannie Mae, Pool #FM5316, 2.00%, 12/1/2050	1,886,359	1,844,943
Fannie Mae, Pool #MA4235, 2.00%, 1/1/2051	871,707	847,041
Fannie Mae, Pool #BR4529, 2.00%, 2/1/2051	917,842	897,173
Fannie Mae, Pool #BR4051, 2.00%, 2/1/2051	887,976	868,039
Fannie Mae, Pool #CB0397, 3.00%, 5/1/2051	865,910	886,129
Fannie Mae, Pool #FM8361, 2.50%, 8/1/2051	976,735	976,719
Fannie Mae, Pool #BT9111, 1.85%, 9/1/2051(a)	977,089	982,077
Federal Home Loan Bank, 2.00%, 2/25/2036	1,000,000	952,980
Federal Home Loan Mortgage Corp., MTN, 1.55%, 7/21/2032	1,000,000	949,561
Freddie Mac, Pool #RB5111, 2.00%, 5/1/2041	932,030	927,144
Freddie Mac, Pool #RB5135, 2.00%, 10/1/2041	986,333	972,465
Freddie Mac, Pool #RE6076, 2.00%, 12/1/2050	837,323	813,463
Freddie Mac, Pool #RE6081, 2.00%, 1/1/2051	858,276	833,830
Freddie Mac, Pool #RE6085, 1.50%, 2/1/2051	1,852,557	1,747,471
Freddie Mac, Pool #QC3907, 2.50%, 7/1/2051	1,948,027	1,948,963
Freddie Mac, Pool #8C0119, 1.51%, 9/1/2051(a)	978,923	970,162

Total U.S. Government & Agencies
(Cost $28,677,051)		27,501,741

COLLATERALIZED LOAN OBLIGATIONS — 5.95%
Aimco CLO 12 Ltd., Series 2020-12A, Class X, 1.24%, 1/17/2032 (3MO LIBOR + 100.0bps)(a),(b)	2,000,000	1,999,998
Apidos CLO XX, Series 2015-20A, Class A1RA, 1.34%, 7/16/2031 (3MO LIBOR + 110.0bps)(a),(b)	3,000,000	2,999,142
Ares XXXIIR CLO Ltd., Series 2014-32 RA, Class A1B, 1.36%, 5/15/2030(a),(b)	1,000,000	995,613
ArrowMark Colorado Holdings, Series 2017-6A, Class A2, 1.69%, 7/15/2029 (3MO LIBOR + 145.0bps)(a),(b)	1,000,000	995,677
Benefit Street Partners CLO XXV Ltd., Series 2021-25A, Class A2, 1.64%, 1/15/2035(a),(b)	1,000,000	999,993
Carlyle Global Market Strategies CLO Ltd., Series 2013-4A, Class A2RR, 1.39%, 1/15/2031(a),(b)	825,000	815,998
Carlyle Global Market Strategies CLO Ltd., Series 2017-1A, Class A1R, 1.25%, 4/20/2031(a),(b)	1,000,000	1,001,692
Carlyle Global Market Strategies CLO Ltd., Series 2019-1A, Class A1AR, 1.33%, 4/20/2031(a),(b)	250,000	250,000

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Carlyle US CLO Ltd., Series 2020-2A, Class A1R, 1.40%, 1/25/2035(a),(b)	$1,000,000	$999,999
Cedar Funding VII CLO Ltd., Series 2018-7A, Class A2, 1.38%, 1/20/2031(a),(b)	625,000	622,010
Cedar Funding XII CLO Ltd., Series 2020-12A, Class XR, 1.26%, 10/25/2034(a),(b)	1,000,000	1,002,115
Columbia Cent CLO Ltd., Series 2021-31A, Class X, 1.25%, 4/20/2034(a),(b)	1,700,000	1,699,998
Diamond CLO Ltd., Series 2019-1A, Class A1R, 1.46%, 4/25/2029(a),(b)	22,042	22,042
Goldentree Loan Management US CLO 5 Ltd., Series 2018-3A, Class AJ, 1.55%, 4/20/2030 (3MO LIBOR + 130.0bps)(a),(b)	1,000,000	995,809
Hildene TruPS Financials Note Securitization, Series 2019-2A, Class A1, 1.92%, 5/22/2039 (3MO LIBOR + 176.0bps)(a),(b)	1,900,590	1,886,335
HPS Loan Management Ltd., Series 2010A-16, Class X, 1.15%, 4/20/2034(a),(b)	857,143	857,142
ICG US CLO Ltd., Series 2014-1A, Class A1A2, 1.45%, 10/20/2034(a),(b)	1,000,000	999,998
Madison Park Funding XXI Ltd., Series 2016-21A, Class ABRR, 1.64%, 10/15/2032(a),(b)	1,000,000	1,000,538
Northwoods Capital XVII Ltd., Series 2018-17A, Class A, 1.32%, 4/22/2031 (3MO LIBOR + 106.0bps)(a),(b)	3,000,000	2,999,871
Oaktree CLO Ltd., Series 2015-1A, Class A1R, 1.12%, 10/20/2027(a),(b)	130,236	130,204
Oaktree CLO Ltd., Series 2019-3A, Class A1R, 1.45%, 10/20/2034(a),(b)	1,000,000	999,998
OZLM XII Ltd., Series 2015-12A, Class A1R, 1.35%, 4/30/2027 (3MO LIBOR + 105.0bps)(a),(b)	48,412	48,407
Palmer Square Loan Funding Ltd., Series 2018-5A, Class A1, 1.10%, 1/20/2027(a),(b)	428,480	428,707
Rockford Tower CLO Ltd., Series 2019-2A, Class AR, 1.26%, 8/20/2032 (3MO LIBOR + 110.0bps)(a),(b)	1,000,000	999,998
Sound Point CLO VIII-R Ltd., Series 2015-1RA, Class BR, 1.79%, 4/15/2030(a),(b)	2,000,000	1,999,994
Sound Point CLO XXIX Ltd., Series 2021-1A, Class X, 0.96%, 4/25/2034(a),(b)	2,160,000	2,160,000
Venture 42 CLO Ltd., Series 2021-42A, Class X, 0.99%, 4/15/2034(a),(b)	1,809,524	1,809,522
Voya CLO Ltd., Series 2016-3A, Class XR, 0.94%, 10/18/2031 (3MO LIBOR + 70.0bps)(a),(b)	157,500	157,500

YORKTOWN SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal Amount	Fair Value
Voya CLO Ltd., Series 2020-3A, Class AR, 1.40%, 10/20/2034 (3MO LIBOR + 115.0bps)(a),(b)	$675,000	$674,621

Total Collateralized Loan Obligations
(Cost $32,509,207)		32,552,921

Total Investments — 99.44%
(Cost $545,265,240)		544,330,756
Other Assets in Excess of Liabilities — 0.56%		3,091,047
Net Assets — 100.00%		$547,421,803

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of January 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total fair value of these securities as January 31, 2022 was $314,529,340, representing 57.46% of net assets.

MTN — Medium Term Note

The accompanying notes are an integral part of these financial statements.

Yorktown Master Allocation Fund

SCHEDULE OF INVESTMENTS

January 31, 2022

Fund Holdings (as a percentage of net assets)

Capital Appreciation Funds	34.54%
Growth Funds	33.06%
Small Cap Funds	28.23%
Other	4.17%
100.00%

	Shares	Fair Value
INVESTMENT COMPANIES — 95.83%(a)
Capital Appreciation Funds— 34.54%
Yorktown Capital Appreciation Fund, Institutional Class	170,797	$5,515,025

Growth Funds— 33.06%
Yorktown Growth Fund, Institutional Class	294,605	5,279,326

Small Cap Funds— 28.23%
Yorktown Small Cap Fund, Institutional Class	267,028	4,507,436

Total Investment Companies
(Cost $9,744,057)		15,301,787

Total Investments — 95.83%
(Cost $9,744,057)		15,301,787
Other Assets in Excess of Liabilities — 4.17%		665,340
Net Assets — 100.00%		$15,967,127

(a)	Affiliated issuer.

The accompanying notes are an integral part of these financial statements.

Yorktown Small Cap Fund

SCHEDULE OF INVESTMENTS

January 31, 2022

Fund Holdings (as a percentage of net assets)

Technology	20.07%
Consumer Discretionary	15.56%
Financials	14.81%
Industrials	14.62%
Health Care	14.15%
Communications	5.69%
Consumer Staples	3.50%
Real Estate	2.62%
Materials	2.41%
Energy	1.70%
Other	4.87%
100.00%

	Shares	Fair Value
COMMON STOCKS — 95.13%
Communications — 5.69%
Iridium Communications, Inc.(a)	17,800	$638,664
TechTarget, Inc.(a)	26,000	2,156,440
		2,795,104
Consumer Discretionary — 15.56%
Buckle, Inc. (The)	11,400	429,096
Dick’s Sporting Goods, Inc.	9,000	1,038,600
Haverty Furniture Cos., Inc.	11,000	324,720
Kohl’s Corp.	12,200	728,462
Lithia Motors, Inc., Class A	4,700	1,373,011
OneWater Marine, Inc., Class A	8,900	460,219
Sleep Number Corp.(a)	6,200	443,300
Stitch Fix, Inc., Class A(a)	16,400	269,452
Wingstop, Inc.	12,100	1,854,325
Winnebago Industries, Inc.	11,200	722,624
		7,643,809
Consumer Staples — 3.50%
B&G Foods, Inc.	25,900	805,490
BJ’s Wholesale Club Holdings, Inc.(a)	14,900	915,903
		1,721,393
Energy — 1.70%
Plug Power, Inc.(a)	38,100	833,247

Financials — 14.81%
Artisan Partners Asset Management, Inc., Class A	10,500	453,705
Bank OZK	12,800	599,680
Cowen Group, Inc., Class A	16,000	506,880
First BanCorp.	65,000	945,750
LPL Financial Holdings, Inc.	8,800	1,516,416
Meta Financial Group, Inc.	10,000	594,600
Stifel Financial Corp.	7,700	576,730
United Community Banks, Inc.	29,800	1,054,622
Wintrust Financial Corp.	10,500	1,029,735
		7,278,118
Health Care — 14.15%
CRISPR Therapeutics AG(a)	4,800	306,000
Intellia Therapeutics, Inc.(a)	14,700	1,390,179
Jounce Therapeutics, Inc.(a)	137,300	1,027,004
NeoGenomics, Inc.(a)	26,600	599,564
Repligen Corp.(a)	7,900	1,566,886
Sinovac Biotech Ltd.(a)(b)	74,893	484,558
Tenet Healthcare Corp.(a)	14,500	1,074,740
Twist Bioscience Corp.(a)	8,500	505,070
		6,954,001
Industrials — 14.62%
Alaska Air Group, Inc.(a)	13,000	711,620
FTI Consulting, Inc.(a)	4,600	670,726

YORKTOWN SMALL CAP FUND

SCHEDULE OF INVESTMENTS, Continued

	Shares	Fair Value
Knight-Swift Transportation Holdings, Inc.	10,500	$594,090
Mueller Industries, Inc.	23,766	1,227,751
Novanta, Inc.(a)	10,200	1,408,620
NV5 Global, Inc.(a)	13,400	1,401,506
Shyft Group, Inc. (The)	14,700	616,518
TriNet Group, Inc.(a)	6,500	553,800
		7,184,631
Materials — 2.41%
Cleveland-Cliffs, Inc.(a)	69,000	1,182,660

Real Estate — 2.62%
Matson, Inc.	7,000	683,620
Newmark Group, Inc., Class A	39,400	603,214
		1,286,834
Technology — 20.07%
Amkor Technology, Inc.	31,300	689,226
AudioCodes Ltd.	39,000	1,155,180
Kulicke & Soffa Industries, Inc.	10,700	585,183
Lattice Semiconductor Corp.(a)	19,600	1,082,312
Magic Software Enterprises Ltd.	34,300	659,932
Morningstar, Inc.	6,500	1,868,165
Perion Network Ltd.(a)	57,000	1,168,500
Power Integrations, Inc.	11,600	936,236
Rambus, Inc.(a)	46,400	1,171,600
TTEC Holdings, Inc.	6,800	544,612
		9,860,946
Total Common Stocks
(Cost $36,781,138)		46,740,743

Total Investments — 95.13%
(Cost $36,781,138)		46,740,743
Other Assets in Excess of Liabilities — 4.87%		2,394,477
Net Assets — 100.00%		$49,135,220

(a)	Non-income producing security.

(b)	Illiquid security. Security is being fair valued in accordance with the Trust’s fair valuation policies and represents 0.99% of the Fund’s net assets.

The accompanying notes are an integral part of these financial statements.

YORKTOWN FUNDS

Statements of Assets and Liabilities

January 31, 2022

	Growth Fund	Capital Appreciation Fund	Multi- Sector Bond Fund
Assets:
Investments in unaffiliated issuers at value (identified cost of $52,331,313, $19,813,787 and $411,182,280, respectively)	$72,406,898	$21,705,000	$414,523,997
Total investments	72,406,898	21,705,000	414,523,997

Cash	522,812	639,477	3,347,878
Dividends and interest receivable	18,272	9,896	3,877,084
Receivable for securities sold	816,246	244,595	806,250
Reclaims receivable	19,100	3,971	—
Receivable for shareholder purchases	29,748	13,511	225,379
Other assets	22,617	19,109	56,550
Total assets	73,835,693	22,635,559	422,837,138

Liabilities:
Payable for shareholder redemptions	1,720	—	774,672
Payable for securities purchased	—	213,212	1,999,779
Accrued distribution fees	33,127	9,400	203,670
Accrued advisory fees	40,944	1,740	146,212
Accrued accounting service and transfer agent fees	11,862	9,674	39,339
Other accrued expenses	19,905	12,949	67,899
Total liabilities	107,558	246,975	3,231,571

Net assets	$73,728,135	$22,388,584	$419,605,567

YORKTOWN FUNDS

STATEMENTS OF ASSETS AND LIABILITIES, Continued

	Growth Fund	Capital Appreciation Fund	Multi- Sector Bond Fund
Shares of beneficial interest (unlimited number of shares authorized; no par value)
Institutional Class: Shares outstanding	1,496,073	311,140	15,513,187
Net assets	$26,804,815	$10,047,134	$157,188,132
Net asset value per share	$17.92	$32.29	$10.13
Class A: Shares outstanding	578,221	72,045	5,776,827
Net assets	$9,543,597	$2,241,298	$55,430,275
Net asset value per share	$16.51	$31.11	$9.60
Maximum offering price per share(a)	$17.52	$33.01	$10.19
Class L: Shares outstanding	3,183,595	345,479	21,694,585
Net assets	$37,379,723	$10,100,152	$194,587,379
Net asset value per share	$11.74	$29.24	$8.97
Class C: Shares outstanding			1,412,412
Net assets			$12,399,781
Net asset value per share			$8.78

Net assets consist of:
Paid-in capital	$53,230,014	$20,482,879	$598,185,612
Accumulated earnings (deficit)	20,498,121	1,905,705	(178,580,045)

Net assets applicable to outstanding shares of beneficial interest	$73,728,135	$22,388,584	$419,605,567

(a)	Based on maximum initial sales charge of 5.75%.

YORKTOWN FUNDS

STATEMENTS OF ASSETS AND LIABILITIES, Continued

	Short Term Bond Fund	Master Allocation Fund	Small Cap Fund
Assets:
Investments in unaffiliated issuers at value (identified cost of $545,265,240, $— and $36,781,138, respectively)	$544,330,756	$—	$46,740,743
Investments in affiliated issuers at value (identified cost of $—, $9,744,057 and $—, respectively)	—	15,301,787	—
Total investments	544,330,756	15,301,787	46,740,743

Cash	3,347,236	624,169	2,431,393
Dividends and interest receivable	2,235,483	6	42
Receivable for shareholder purchases	225,194	50,500	7,454
Other assets	64,945	20,208	16,730
Total assets	550,203,614	15,996,670	49,196,362

Liabilities:
Payable for shareholder redemptions	1,140,942	350	580
Payable for securities purchased	999,897	—	—
Accrued distribution fees	201,657	5,629	2,926
Accrued advisory fees	318,971	4,144	31,306
Accrued accounting service and transfer agent fees	35,936	9,322	12,166
Other accrued expenses	84,408	10,098	14,164
Total liabilities	2,781,811	29,543	61,142

Net assets	$547,421,803	$15,967,127	$49,135,220

YORKTOWN FUNDS

STATEMENTS OF ASSETS AND LIABILITIES, Continued

	Short Term Bond Fund	Master Allocation Fund	Small Cap Fund
Shares of beneficial interest (unlimited number of shares authorized; no par value)
Institutional Class: Shares outstanding	43,051,782	328,086	2,663,805
Net assets	$179,974,018	$7,520,936	$44,971,271
Net asset value per share	$4.18	$22.92	$16.88
Class A: Shares outstanding	3,020,147	124,348	56,622
Net assets	$11,820,006	$2,543,507	$943,766
Net asset value per share	$3.91	$20.45	$16.67
Maximum offering price per share(a)	$4.00	$21.70	$17.69
Class L: Shares outstanding	100,352,012	334,849	201,965
Net assets	$355,627,779	$5,902,684	$3,220,183
Net asset value per share	$3.54	$17.63	$15.94

Net assets consist of:
Paid-in capital	$559,838,888	$9,610,793	$38,049,125
Accumulated earnings (deficit)	(12,417,085)	6,356,334	11,086,095

Net assets applicable to outstanding shares of beneficial interest	$547,421,803	$15,967,127	$49,135,220

(a)	Based on maximum initial sales charge of 5.75% (2.25% for the Short Term Bond Fund).

The accompanying notes are an integral part of these financial statements.

YORKTOWN FUNDS

Statements of Operations

For the Year Ended January 31, 2022

	Growth Fund	Capital Appreciation Fund	Multi- Sector Bond Fund
Investment income
Dividends from unaffiliated issuers (net of foreign taxes withheld of $53,660, $4,021 and $769, respectively)	$576,330	$246,322	$265,523
Interest	283	205	20,087,744
Total income	576,613	246,527	20,353,267
Expenses
Investment advisory fees	814,981	150,588	1,822,681
Distribution fees
Class A	—	7,019	332,240
Class L	413,194	111,328	2,126,663
Class C	—	—	149,560
Transfer agent fees	77,894	46,742	391,400
Accounting service fees	67,860	62,308	114,735
Registration fees	50,063	50,303	86,212
Custodial fees	20,450	6,928	58,815
Professional fees	17,445	13,271	41,585
Trustee fees	11,289	3,680	72,704
Shareholder reports	7,951	3,730	37,882
Line of credit fees	7,751	6,280	17,366
Insurance	4,368	1,503	29,092
Interest expense	54	—	524
Miscellaneous	32,686	16,470	126,053
Total operating expenses	1,525,986	480,150	5,407,512
Less expenses voluntarily waived by investment adviser	(14,023)	(8,659)	—
Less expenses waived by investment adviser	(254,354)	(99,458)	—
Net operating expenses	1,257,609	372,033	5,407,512
Net investment income (loss)	(680,996)	(125,506)	14,945,755
Realized & Change in Unrealized Gain (Loss) on Investments
Net realized gain from security transactions in unaffiliated issuers	5,105,633	204,573	4,801,649
Net realized loss from foreign currency	(14,405)	(86)	—
Change in unrealized depreciation on investments in unaffiliated issuers	(3,074,200)	(1,431,552)	(15,333,721)
Change in unrealized depreciation on foreign currency	(1,867)	(266)	—
Net realized and change in unrealized gain (loss) on investments	2,015,161	(1,227,331)	(10,532,072)
Net increase (decrease) in net assets resulting from operations	$1,334,165	$(1,352,837)	$4,413,683

YORKTOWN FUNDS

STATEMENTS OF OPERATIONS, Continued

	Short Term Bond Fund	Master Allocation Fund	Small Cap Fund
Investment income
Dividends from unaffiliated issuers (net of foreign taxes withheld of $—, $— and $8,607, respectively)	$—	$—	$473,761
Dividends from affiliated issuers	—	126,000	—
Interest	13,904,314	54	601
Total income	13,904,314	126,054	474,362
Expenses
Investment advisory fees	4,211,714	53,002	484,816
Distribution fees
Class A	—	6,711	2,446
Class L	2,462,127	63,209	29,229
Transfer agent fees	316,739	46,750	73,048
Accounting service fees	119,209	61,576	65,129
Registration fees	118,142	48,600	56,767
Custodial fees	52,577	2,992	4,812
Professional fees	55,915	11,278	14,308
Trustee fees	90,300	2,710	6,959
Shareholder reports	25,993	3,138	8,282
Line of credit fees	21,252	6,089	6,549
Insurance	34,298	1,044	2,434
Interest expense	1,555	13	1,525
Miscellaneous	196,374	9,237	17,681
Total operating expenses	7,706,195	316,349	773,985
Less expenses waived by investment adviser	(92,315)	—	(114,894)
Net operating expenses	7,613,880	316,349	659,091
Net investment income (loss)	6,290,434	(190,295)	(184,729)
Realized & Change in Unrealized Gain (Loss) on Investments
Net realized gain from security transactions in unaffiliated issuers	1,330,315	—	6,024,919
Net realized gain from security transactions in affiliated issuers	—	354,702	—
Long-term capital gain distributions from affiliated investment companies	—	761,832	—
Change in unrealized depreciation on investments in unaffiliated issuers	(14,648,652)	—	(5,697,995)
Change in unrealized depreciation on investments in affiliated issuers	—	(1,181,788)	—
Net realized and change in unrealized gain (loss) on investments	(13,318,337)	(65,254)	326,924
Net increase (decrease) in net assets resulting from operations	$(7,027,903)	$(255,549)	$142,195

The accompanying notes are an integral part of these financial statements.

YORKTOWN FUNDS

Statements of Changes in Net Assets

	Growth Fund		Capital Appreciation Fund
	For the Year Ended January 31, 2022	For the Year Ended January 31, 2021	For the Year Ended January 31, 2022	For the Year Ended January 31, 2021
Operations:
Net investment income (loss)	$(680,996)	$(637,867)	$(125,506)	$195,627
Net realized gain from security transactions	5,091,228	14,151,041	204,487	505,463
Change in unrealized appreciation (depreciation) on investments	(3,076,067)	3,504,703	(1,431,818)	152,107
Net increase (decrease) in net assets resulting from operations	1,334,165	17,017,877	(1,352,837)	853,197

Distributions:
From earnings:
Institutional Class	(3,338,024)	(2,255,136)	(10,967)	(134,284)
Class A	(1,332,498)	(966,200)	(1,059)	(28,373)
Class L	(6,899,036)	(4,186,035)	—	(32,617)
	(11,569,558)	(7,407,371)	(12,026)	(195,274)
Capital Transactions — Institutional Class:
Proceeds from shares sold	5,680,017	3,586,929	893,295	1,757,867
Reinvestment of distributions	3,322,996	2,246,362	10,609	131,153
Amount paid for shares redeemed	(5,032,104)	(12,968,855)	(876,688)	(3,728,255)
Total Institutional Class	3,970,909	(7,135,564)	27,216	(1,839,235)
Capital Transactions — Class A:
Proceeds from shares sold	980,212	470,767	79,318	70,516
Reinvestment of distributions	1,263,700	924,310	1,015	27,034
Amount paid for shares redeemed	(1,672,654)	(1,704,152)	(439,805)	(773,959)
Total Class A	571,258	(309,075)	(359,472)	(676,409)
Capital Transactions — Class L:
Proceeds from shares sold	8,604,563	5,696,624	1,785,119	1,423,950
Reinvestment of distributions	6,771,980	4,116,848	—	32,383
Amount paid for shares redeemed	(6,749,382)	(5,663,068)	(965,390)	(1,386,898)
Total Class L	8,627,161	4,150,404	819,729	69,435
Net increase (decrease) in net assets resulting from capital share transactions	13,169,328	(3,294,235)	487,473	(2,446,209)
Total increase (decrease) in net assets	2,933,935	6,316,271	(877,390)	(1,788,286)

YORKTOWN FUNDS

STATEMENTS OF CHANGES IN NET ASSETS, Continued

	Growth Fund		Capital Appreciation Fund
	For the Year Ended January 31, 2022	For the Year Ended January 31, 2021	For the Year Ended January 31, 2022	For the Year Ended January 31, 2021
Net Assets
Beginning of year	$70,794,200	$64,477,929	$23,265,974	$25,054,260
End of year	$73,728,135	$70,794,200	$22,388,584	$23,265,974

Share Transactions — Institutional Class:
Shares sold	262,708	220,998	24,289	57,637
Shares issued in reinvestment of distributions	165,901	119,487	288	4,295
Shares redeemed	(233,348)	(769,589)	(24,252)	(117,751)
Total Institutional Class	195,261	(429,104)	325	(55,819)
Share Transactions — Class A:
Shares sold	50,186	29,537	2,287	2,346
Shares issued in reinvestment of distributions	68,493	52,878	29	914
Shares redeemed	(86,117)	(109,074)	(12,942)	(25,077)
Total Class A	32,562	(26,659)	(10,626)	(21,817)
Share Transactions — Class L:
Shares sold	586,379	444,757	53,243	48,185
Shares issued in reinvestment of distributions	515,372	312,119	—	1,147
Shares redeemed	(469,182)	(443,026)	(29,047)	(47,264)
Total Class L	632,569	313,850	24,196	2,068

YORKTOWN FUNDS

STATEMENTS OF CHANGES IN NET ASSETS, Continued

	Multi-Sector Bond Fund		Short Term Bond Fund
	For the Year Ended January 31, 2022	For the Year Ended January 31, 2021	For the Year Ended January 31, 2022	For the Year Ended January 31, 2021
Operations:
Net investment income	$14,945,755	$21,141,508	$6,290,434	$7,986,407
Net realized gain (loss) from security transactions	4,801,649	(44,885,426)	1,330,315	(7,689,951)
Change in unrealized appreciation (depreciation) on investments	(15,333,721)	(859,696)	(14,648,652)	6,165,406
Net increase (decrease) in net assets resulting from operations	4,413,683	(24,603,614)	(7,027,903)	6,461,862

Distributions:
From earnings:
Institutional Class	(5,898,126)	(7,992,701)	(2,941,619)	(3,511,813)
Class A	(2,285,256)	(3,204,926)	(197,353)	(297,400)
Class L	(6,784,053)	(9,429,354)	(3,831,438)	(4,751,878)
Class C	(494,597)	(827,045)
	(15,462,032)	(21,454,026)	(6,970,410)	(8,561,091)

Capital Transactions — Institutional Class:
Proceeds from shares sold	62,808,365	30,410,950	89,462,636	121,006,228
Reinvestment of distributions	5,075,721	6,879,833	2,787,389	3,334,763
Amount paid for shares redeemed	(57,332,473)	(108,095,557)	(115,343,480)	(109,779,672)
Total Institutional Class	10,551,613	(70,804,774)	(23,093,455)	14,561,319
Capital Transactions — Class A:
Proceeds from shares sold	3,895,295	11,005,419	5,887,073	5,496,694
Reinvestment of distributions	1,892,423	2,668,566	191,265	287,691
Amount paid for shares redeemed	(23,422,827)	(24,895,765)	(6,147,390)	(19,385,889)
Total Class A	(17,635,109)	(11,221,780)	(69,052)	(13,601,504)
Capital Transactions — Class L:
Proceeds from shares sold	36,538,924	25,862,473	205,741,045	197,146,057
Reinvestment of distributions	6,081,332	8,534,358	3,587,221	4,586,802
Amount paid for shares redeemed	(64,589,882)	(83,210,638)	(200,581,081)	(185,883,674)
Total Class L	(21,969,626)	(48,813,807)	8,747,185	15,849,185
Capital Transactions — Class C:
Proceeds from shares sold	449,351	824,036
Reinvestment of distributions	301,045	450,802
Amount paid for shares redeemed	(6,267,772)	(6,615,719)
Total Class C	(5,517,376)	(5,340,881)
Net increase (decrease) in net assets resulting from capital share transactions	(34,570,498)	(136,181,242)	(14,415,322)	16,809,000
Total increase (decrease) in net assets	(45,618,847)	(182,238,882)	(28,413,635)	14,709,771

YORKTOWN FUNDS

STATEMENTS OF CHANGES IN NET ASSETS, Continued

	Multi-Sector Bond Fund		Short Term Bond Fund
	For the Year Ended January 31, 2022	For the Year Ended January 31, 2021	For the Year Ended January 31, 2022	For the Year Ended January 31, 2021
Net Assets
Beginning of year	$465,224,414	$647,463,296	$575,835,438	$561,125,667
End of year	$419,605,567	$465,224,414	$547,421,803	$575,835,438

Share Transactions — Institutional Class:
Shares sold	6,030,401	3,042,586	21,058,542	28,736,731
Shares issued in reinvestment of distributions	489,410	696,514	656,541	796,837
Shares redeemed	(5,533,000)	(11,104,241)	(27,237,164)	(26,337,182)
Total Institutional Class	986,811	(7,365,141)	(5,522,081)	3,196,386
Share Transactions — Class A:
Shares sold	394,665	1,161,567	1,478,351	1,395,995
Shares issued in reinvestment of distributions	192,553	284,170	48,099	73,224
Shares redeemed	(2,376,781)	(2,634,278)	(1,547,690)	(4,975,290)
Total Class A	(1,789,563)	(1,188,541)	(21,240)	(3,506,071)
Share Transactions — Class L:
Shares sold	3,960,517	2,867,020	57,016,571	54,942,286
Shares issued in reinvestment of distributions	660,786	968,119	994,546	1,286,569
Shares redeemed	(7,013,815)	(9,449,304)	(55,725,316)	(52,460,194)
Total Class L	(2,392,512)	(5,614,165)	2,285,801	3,768,661
Share Transactions — Class C:
Shares sold	50,032	96,334
Shares issued in reinvestment of distributions	33,408	52,169
Shares redeemed	(695,968)	(761,465)
Total Class C	(612,528)	(612,962)

YORKTOWN FUNDS

STATEMENTS OF CHANGES IN NET ASSETS, Continued

	Master Allocation Fund		Small Cap Fund
	For the Year Ended January 31, 2022	For the Year Ended January 31, 2021	For the Year Ended January 31, 2022	For the Year Ended January 31, 2021
Operations:
Net investment loss	$(190,295)	$(227,845)	$(184,729)	$(24,942)
Net realized gain (loss) from security transactions	354,702	275,104	6,024,919	(27,238)
Long-term capital gain distributions from investment companies	761,832	550,659	—	—
Change in unrealized appreciation (depreciation) on investments	(1,181,788)	2,401,263	(5,697,995)	10,249,893
Net increase (decrease) in net assets resulting from operations	(255,549)	2,999,181	142,195	10,197,713

Distributions:
From earnings:
Institutional Class	(358,090)	(349,394)	(2,530,744)	(24,828)
Class A	(121,230)	(115,921)	(46,652)	—
Class L	(352,912)	(287,327)	(160,529)	—
	(832,232)	(752,642)	(2,737,925)	(24,828)

Capital Transactions — Institutional Class:
Proceeds from shares sold	87,045	233,054	20,259,691	25,057,865
Reinvestment of distributions	355,381	342,924	2,184,109	19,332
Amount paid for shares redeemed	(1,263,276)	(1,478,486)	(20,479,089)	(22,398,829)
Total Institutional Class	(820,850)	(902,508)	1,964,711	2,678,368
Capital Transactions — Class A:
Proceeds from shares sold	395,906	13,877	326,195	264,133
Reinvestment of distributions	116,836	110,785	46,652	—
Amount paid for shares redeemed	(508,822)	(430,872)	(94,067)	(42,333)
Total Class A	3,920	(306,210)	278,780	221,800
Capital Transactions — Class L:
Proceeds from shares sold	1,175,708	758,019	1,286,508	834,149
Reinvestment of distributions	351,317	285,786	159,384	—
Amount paid for shares redeemed	(911,056)	(1,532,573)	(328,724)	(294,319)
Total Class L	615,969	(488,768)	1,117,168	539,830
Net increase (decrease) in net assets resulting from capital share transactions	(200,961)	(1,697,486)	3,360,659	3,439,998
Total increase (decrease) in net assets	(1,288,742)	549,053	764,929	13,612,883

YORKTOWN FUNDS

STATEMENTS OF CHANGES IN NET ASSETS, Continued

	Master Allocation Fund		Small Cap Fund
	For the Year Ended January 31, 2022	For the Year Ended January 31, 2021	For the Year Ended January 31, 2022	For the Year Ended January 31, 2021
Net Assets
Beginning of year	$17,255,869	$16,706,816	$48,370,291	$34,757,408
End of year	$15,967,127	$17,255,869	$49,135,220	$48,370,291

Share Transactions — Institutional Class:
Shares sold	3,416	11,389	1,103,101	1,931,770
Shares issued in reinvestment of distributions	13,611	14,794	116,176	1,196
Shares redeemed	(48,700)	(69,750)	(1,158,527)	(2,051,141)
Total Institutional Class	(31,673)	(43,567)	60,750	(118,175)
Share Transactions — Class A:
Shares sold	19,122	694	18,487	16,266
Shares issued in reinvestment of distributions	5,012	5,311	2,512	—
Shares redeemed	(21,835)	(23,604)	(5,092)	(3,853)
Total Class A	2,299	(17,599)	15,907	12,413
Share Transactions — Class L:
Shares sold	59,295	44,046	74,440	65,358
Shares issued in reinvestment of distributions	17,470	15,651	8,964	—
Shares redeemed	(44,753)	(89,620)	(18,944)	(23,390)
Total Class L	32,012	(29,923)	64,460	41,968

The accompanying notes are an integral part of these financial statements.

Yorktown Growth Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	For the Year Ended January 31,
	2022	2021	2020		2019		2018
For a share outstanding throughout each year
Net asset value, beginning of year	$19.69	$16.48	$14.67		$19.37		$15.93
Income from investment operations
Net investment loss(1)	(0.07)	(0.10)	(0.03	)(2)	(0.04	)(2)	(0.02	)(2)
Net realized and unrealized gain (loss) on investments	0.82	5.23	2.99		(2.03)		4.62
Total income (loss) from investment operations	0.75	5.13	2.96		(2.07)		4.60

Distributions
From net realized gain on security transactions	(2.52)	(1.92)	(1.15)		(2.63)		(1.16)
Total distributions	(2.52)	(1.92)	(1.15)		(2.63)		(1.16)
Net asset value, end of year	$17.92	$19.69	$16.48		$14.67		$19.37

Total return	2.45%	31.70%	20.28%		(10.41)%		29.38%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$26,805	$25,611	$28,514		$20,181		$22,943
Ratio of expenses to average net assets before waivers	1.37%	1.46%	1.46	%(3)	1.45	%(3)	1.40	%(3)
Ratio of net expenses to average net assets	1.04%	1.33%	1.46	%(3)	1.45	%(3)	1.40	%(3)
Ratio of net investment loss to average net assets	(0.33)%	(0.58)%	(0.17)%		(0.21)%		(0.12)%
Portfolio turnover rate	54%	94%	43%		61%		33%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN GROWTH FUND

FINANCIAL HIGHLIGHTS, Continued

	Class A
	For the Year Ended January 31,
	2022	2021	2020		2019		2018
For a share outstanding throughout each year
Net asset value, beginning of year	$18.31	$15.44	$13.80		$18.40		$15.18
Income from investment operations
Net investment loss(1)	(0.07)	(0.09)	(0.02	)(2)	(0.02	)(2)	—	(2),(3)
Net realized and unrealized gain (loss) on investments	0.79	4.88	2.81		(1.95)		4.38
Total income (loss) from investment operations	0.72	4.79	2.79		(1.97)		4.38

Distributions
From net realized gain on security transactions	(2.52)	(1.92)	(1.15)		(2.63)		(1.16)
Total distributions	(2.52)	(1.92)	(1.15)		(2.63)		(1.16)
Net asset value, end of year	$16.51	$18.31	$15.44		$13.80		$18.40

Total return (excludes sales charge)	2.48%	31.63%	20.33%		(10.42)%		29.38%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$9,544	$9,991	$8,835		$8,487		$14,943
Ratio of expenses to average net assets before waivers	1.37%	1.46%	1.46	%(4)	1.45	%(4)	1.40	%(4)
Ratio of net expenses to average net assets	1.04%	1.33%	1.46	%(4)	1.45	%(4)	1.40	%(4)
Ratio of net investment loss to average net assets	(0.33)%	(0.57)%	(0.15)%		(0.13)%		(0.01)%
Portfolio turnover rate	54%	94%	43%		61%		33%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Amount is less than $0.005 per share.
(4)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN GROWTH FUND

FINANCIAL HIGHLIGHTS, Continued

	Class L
	For the Year Ended January 31,
	2022	2021	2020		2019		2018
For a share outstanding throughout each year
Net asset value, beginning of year	$13.80	$12.13	$11.16		$15.60		$13.15
Income from investment operations
Net investment loss(1)	(0.20)	(0.20)	(0.14	)(2)	(0.17	)(2)	(0.15	)(2)
Net realized and unrealized gain (loss) on investments	0.66	3.79	2.26		(1.64)		3.76
Total income (loss) from investment operations	0.46	3.59	2.12		(1.81)		3.61

Distributions
From net realized gain on security transactions	(2.52)	(1.92)	(1.15)		(2.63)		(1.16)
Total distributions	(2.52)	(1.92)	(1.15)		(2.63)		(1.16)
Net asset value, end of year	$11.74	$13.80	$12.13		$11.16		$15.60

Total return	1.38%	30.35%	19.13%		(11.29)%		28.04%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$37,380	$35,192	$27,129		$23,097		$30,890
Ratio of expenses to average net assets before waivers	2.37%	2.46%	2.46	%(3)	2.45	%(3)	2.40	%(3)
Ratio of net expenses to average net assets	2.04%	2.33%	2.46	%(3)	2.45	%(3)	2.40	%(3)
Ratio of net investment loss to average net assets	(1.33)%	(1.57)%	(1.16)%		(1.17)%		(1.05)%
Portfolio turnover rate	54%	94%	43%		61%		33%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Yorktown Capital Appreciation Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	For the Year Ended January 31,
	2022	2021	2020		2019		2018
For a share outstanding throughout each year
Net asset value, beginning of year	$34.01	$32.98	$30.49		$43.67		$43.52
Income from investment operations
Net investment income(1)	(0.01)	0.41	0.58	(2)	1.00	(2)	0.85	(2)
Net realized and unrealized gain (loss) on investments	(1.67)	1.00	2.48		(3.01)		7.20
Total income (loss) from investment operations	(1.68)	1.41	3.06		(2.01)		8.05

Distributions
From net investment income	(0.04)	(0.38)	(0.52)		(0.94)		(1.22)
From net realized gain on security transactions	—	—	(0.05)		(10.23)		(6.68)
Total distributions	(0.04)	(0.38)	(0.57)		(11.17)		(7.90)
Net asset value, end of year	$32.29	$34.01	$32.98		$30.49		$43.67

Total return	(4.96)%	4.40%	10.12%		(4.01)%		19.55%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$10,047	$10,570	$12,092		$8,906		$19,073
Ratio of expenses to average net assets before waivers	1.44%	1.52%	1.47	%(3)	1.28	%(3)	1.14	%(3)
Ratio of net expenses to average net assets	1.01%	1.17%	1.47	%(3)	1.28	%(3)	1.14	%(3)
Ratio of net investment income (loss) to average net assets	(0.03)%	1.29%	1.82%		2.51%		1.86%
Portfolio turnover rate	162%	228%	46%		126%		92%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN CAPITAL Appreciation FUND

FINANCIAL HIGHLIGHTS, Continued

	Class A
	For the Year Ended January 31,
	2022	2021	2020		2019		2018
For a share outstanding throughout each year
Net asset value, beginning of year	$32.83	$31.85	$29.47		$42.59		$42.63
Income from investment operations
Net investment income (loss)(1)	(0.10)	0.31	0.49	(2)	0.84	(2)	0.72	(2)
Net realized and unrealized gain (loss) on investments	(1.61)	0.97	2.39		(2.89)		7.03
Total income (loss) from investment operations	(1.71)	1.28	2.88		(2.05)		7.75

Distributions
From net investment income	(0.01)	(0.30)	(0.45)		(0.84)		(1.11)
From net realized gain on security transactions	—	—	(0.05)		(10.23)		(6.68)
Total distributions	(0.01)	(0.30)	(0.50)		(11.07)		(7.79)
Net asset value, end of year	$31.11	$32.83	$31.85		$29.47		$42.59

Total return (excludes sales charge)	(5.20)%	4.14%	9.82%		(4.21)%		19.21%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,241	$2,714	$3,328		$3,744		$5,941
Ratio of expenses to average net assets before waivers	1.69%	1.77%	1.72	%(3)	1.53	%(3)	1.39	%(3)
Ratio of net expenses to average net assets	1.26%	1.42%	1.72	%(3)	1.53	%(3)	1.39	%(3)
Ratio of net investment income (loss) to average net assets	(0.28)%	1.03%	1.59%		2.19%		1.61%
Portfolio turnover rate	162%	228%	46%		126%		92%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN CAPITAL Appreciation FUND

FINANCIAL HIGHLIGHTS, Continued

	Class L
	For the Year Ended January 31,
	2022	2021	2020		2019		2018
For a share outstanding throughout each year
Net asset value, beginning of year	$31.07	$30.18	$27.95		$41.01		$41.31
Income from investment operations
Net investment income (loss)(1)	(0.34)	0.08	0.24	(2)	0.50	(2)	0.37	(2)
Net realized and unrealized gain (loss) on investments	(1.49)	0.91	2.27		(2.76)		6.80
Total income (loss) from investment operations	(1.83)	0.99	2.51		(2.26)		7.17

Distributions
From net investment income	—	(0.10)	(0.23)		(0.57)		(0.79)
From net realized gain on security transactions	—	—	(0.05)		(10.23)		(6.68)
Total distributions	—	(0.10)	(0.28)		(10.80)		(7.47)
Net asset value, end of year	$29.24	$31.07	$30.18		$27.95		$41.01

Total return	(5.89)%	3.32%	9.02%		(4.95)%		18.33%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$10,100	$9,982	$9,634		$11,483		$14,750
Ratio of expenses to average net assets before waivers	2.44%	2.52%	2.47	%(3)	2.28	%(3)	2.14	%(3)
Ratio of net expenses to average net assets	2.01%	2.17%	2.47	%(3)	2.28	%(3)	2.14	%(3)
Ratio of net investment income (loss) to average net assets	(1.03)%	0.27%	0.84%		1.36%		0.85%
Portfolio turnover rate	162%	228%	46%		126%		92%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Yorktown Multi-Sector Bond Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	For the Year Ended January 31,
	2022	2021	2020		2019		2018
For a share outstanding throughout each year
Net asset value, beginning of year	$10.36	$10.96	$10.46		$11.15		$10.71
Income from investment operations
Net investment income(1)	0.40	0.46	0.53	(2)	0.55	(2)	0.66	(2)
Net realized and unrealized gain (loss) on investments	(0.25)	(0.62)	0.48		(0.76)		0.44
Total income (loss) from investment operations	0.15	(0.16)	1.01		(0.21)		1.10

Distributions
From net investment income	(0.38)	(0.44)	(0.51)		(0.48)		(0.66)
Total distributions	(0.38)	(0.44)	(0.51)		(0.48)		(0.66)
Net asset value, end of year	$10.13	$10.36	$10.96		$10.46		$11.15

Total return	1.46%	(1.18)%	9.95%		(1.84)%		10.63%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$157,188	$150,520	$239,870		$246,831		$273,474
Ratio of net expenses to average net assets	0.61%	0.62%	0.59	%(3)	0.59	%(3)	0.61	%(3)
Ratio of net investment income to average net assets	3.85%	4.69%	4.99%		5.16%		6.06%
Portfolio turnover rate	26%	56%	66%		48%		92%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN MULTI-SECTOR BOND FUND

FINANCIAL HIGHLIGHTS, Continued

	Class A
	For the Year Ended January 31,
	2022	2021	2020		2019		2018
For a share outstanding throughout each year
Net asset value, beginning of year	$9.83	$10.42	$9.98		$10.65		$10.26
Income from investment operations
Net investment income(1)	0.33	0.39	0.46	(2)	0.48	(2)	0.58	(2)
Net realized and unrealized gain (loss) on investments	(0.23)	(0.59)	0.44		(0.72)		0.43
Total income (loss) from investment operations	0.10	(0.20)	0.90		(0.24)		1.01

Distributions
From net investment income	(0.33)	(0.39)	(0.46)		(0.43)		(0.62)
Total distributions	(0.33)	(0.39)	(0.46)		(0.43)		(0.62)
Net asset value, end of year	$9.60	$9.83	$10.42		$9.98		$10.65

Total return (excludes sales charge)	1.04%	(1.65)%	9.28%		(2.22)%		10.10%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$55,430	$74,402	$91,242		$103,030		$145,651
Ratio of net expenses to average net assets	1.11%	1.12%	1.09	%(3)	1.09	%(3)	1.11	%(3)
Ratio of net investment income to average net assets	3.35%	4.17%	4.50%		4.66%		5.54%
Portfolio turnover rate	26%	56%	66%		48%		92%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN MULTI-SECTOR BOND FUND

FINANCIAL HIGHLIGHTS, Continued

	Class L
	For the Year Ended January 31,
	2022	2021	2020		2019		2018
For a share outstanding throughout each year
Net asset value, beginning of year	$9.22	$9.80	$9.41		$10.08		$9.75
Income from investment operations
Net investment income(1)	0.26	0.32	0.38	(2)	0.40	(2)	0.50	(2)
Net realized and unrealized gain (loss) on investments	(0.22)	(0.55)	0.43		(0.68)		0.40
Total income (loss) from investment operations	0.04	(0.23)	0.81		(0.28)		0.90

Distributions
From net investment income	(0.29)	(0.35)	(0.42)		(0.39)		(0.57)
Total distributions	(0.29)	(0.35)	(0.42)		(0.39)		(0.57)
Net asset value, end of year	$8.97	$9.22	$9.80		$9.41		$10.08

Total return	0.43%	(2.12)%	8.81%		(2.81)%		9.53%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$194,587	$222,020	$291,009		$288,428		$368,370
Ratio of net expenses to average net assets	1.61%	1.62%	1.59	%(3)	1.59	%(3)	1.61	%(3)
Ratio of net investment income to average net assets	2.85%	3.68%	3.99%		4.16%		5.04%
Portfolio turnover rate	26%	56%	66%		48%		92%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN MULTI-SECTOR BOND FUND

FINANCIAL HIGHLIGHTS, Continued

	Class C
	For the Year Ended January 31,
	2022	2021	2020		2019		2018
For a share outstanding throughout each year
Net asset value, beginning of year	$9.03	$9.61	$9.24		$9.90		$9.59
Income from investment operations
Net investment income(1)	0.26	0.32	0.37	(2)	0.40	(2)	0.50	(2)
Net realized and unrealized gain (loss) on investments	(0.22)	(0.55)	0.42		(0.67)		0.39
Total income (loss) from investment operations	0.04	(0.23)	0.79		(0.27)		0.89

Distributions
From net investment income	(0.29)	(0.35)	(0.42)		(0.39)		(0.58)
Total distributions	(0.29)	(0.35)	(0.42)		(0.39)		(0.58)
Net asset value, end of year	$8.78	$9.03	$9.61		$9.24		$9.90

Total return (excludes sales charge)	0.45%	(2.14)%	8.78%		(2.71)%		9.55%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$12,400	$18,282	$25,342		$24,354		$19,099
Ratio of net expenses to average net assets	1.61%	1.62%	1.59	%(3)	1.59	%(3)	1.61	%(3)
Ratio of net investment income to average net assets	2.85%	3.68%	3.99%		4.16%		5.10%
Portfolio turnover rate	26%	56%	66%		48%		92%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Yorktown Short Term Bond Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	For the Year Ended January 31,
	2022	2021	2020		2019		2018
For a share outstanding throughout each year
Net asset value, beginning of year	$4.27	$4.25	$4.16		$4.22		$4.16
Income from investment operations
Net investment income(1)	0.06	0.08	0.12	(2)	0.12	(2)	0.15	(2)
Net realized and unrealized gain (loss) on investments	(0.09)	0.02 (3)	0.08		(0.07)		0.02
Total income (loss) from investment operations	(0.03)	0.10	0.20		0.05		0.17

Distributions
From net investment income	(0.06)	(0.08)	(0.11)		(0.11)		(0.11)
Total distributions	(0.06)	(0.08)	(0.11)		(0.11)		(0.11)
Net asset value, end of year	$4.18	$4.27	$4.25		$4.16		$4.22

Total return	(0.73)%	2.43%	5.00%		1.32%		4.18%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$179,974	$207,543	$193,049		$179,638		$96,285
Ratio of expenses to average net assets before waivers or recoupments	0.87%	0.88%	0.89	%(4)	0.90	%(4)	0.98	%(4)
Ratio of net expenses to average net assets	0.85%	0.89%	0.89	%(4)	0.89	%(4)	0.93	%(4)
Ratio of net investment income to average net assets	1.46%	2.00%	2.87%		2.89%		3.42%
Portfolio turnover rate	41%	41%	62%		66%		36%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)

The amount shown for a share outstanding throughout the year does not accord with the change in aggregate gains and losses in the portfolio of securities during the year due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the year.

(4)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS, Continued

	Class A
	For the Year Ended January 31,
	2022	2021	2020		2019		2018
For a share outstanding throughout each year
Net asset value, beginning of year	$4.00	$3.98	$3.90		$3.97		$3.92
Income from investment operations
Net investment income(1)	0.06	0.08	0.11	(2)	0.11	(2)	0.14	(2)
Net realized and unrealized gain (loss) on investments	(0.09)	0.02 (3)	0.08		(0.07)		0.02
Total income (loss) from investment operations	(0.03)	0.10	0.19		0.04		0.16

Distributions
From net investment income	(0.06)	(0.08)	(0.11)		(0.11)		(0.11)
Total distributions	(0.06)	(0.08)	(0.11)		(0.11)		(0.11)
Net asset value, end of year	$3.91	$4.00	$3.98		$3.90		$3.97

Total return (excludes sales charge)	(0.78)%	2.59%	5.07%		1.15%		4.18%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$11,820	$12,176	$26,090		$21,891		$10,869
Ratio of expenses to average net assets before waivers or recoupments	0.87%	0.88%	0.89	%(4)	0.90	%(4)	0.98	%(4)
Ratio of net expenses to average net assets	0.85%	0.89%	0.89	%(4)	0.89	%(4)	0.93	%(4)
Ratio of net investment income to average net assets	1.46%	2.06%	2.85%		2.90%		3.44%
Portfolio turnover rate	41%	41%	62%		66%		36%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)

The amount shown for a share outstanding throughout the year does not accord with the change in aggregate gains and losses in the portfolio of securities during the year due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the year.

(4)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS, Continued

	Class L
	For the Year Ended January 31,
	2022	2021	2020		2019		2018
For a share outstanding throughout each year
Net asset value, beginning of year	$3.63	$3.63	$3.56		$3.63		$3.60
Income from investment operations
Net investment income(1)	0.03	0.05	0.06	(2)	0.07	(2)	0.09	(2)
Net realized and unrealized gain (loss) on investments	(0.08)	—	0.09		(0.06)		0.02
Total income (loss) from investment operations	(0.05)	0.05	0.15		0.01		0.11

Distributions
From net investment income	(0.04)	(0.05)	(0.08)		(0.08)		(0.08)
Total distributions	(0.04)	(0.05)	(0.08)		(0.08)		(0.08)
Net asset value, end of year	$3.54	$3.63	$3.63		$3.56		$3.63

Total return	(1.48)%	1.55%	4.30%		0.29%		3.09%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$355,628	$356,117	$341,987		$163,409		$120,009
Ratio of expenses to average net assets before waivers or recoupments	1.52%	1.60%	1.89	%(3)	1.90	%(3)	1.98	%(3)
Ratio of net expenses to average net assets	1.50%	1.61%	1.89	%(3)	1.89	%(3)	1.93	%(3)
Ratio of net investment income to average net assets	0.81%	1.29%	1.81%		1.87%		2.41%
Portfolio turnover rate	41%	41%	62%		66%		36%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Yorktown Master Allocation Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	For the Year Ended January 31,
	2022	2021	2020	2019	2018
For a share outstanding throughout each year
Net asset value, beginning of year	$24.39	$20.96	$24.87	$32.21	$32.41
Income from investment operations
Net investment income (loss)(1),(2)	(0.18)	(0.23)	(0.18)	0.40	(0.04)
Net realized and unrealized gain (loss) on investments	(0.16)	4.65	2.33	(3.29)	5.80
Total income (loss) from investment operations	(0.34)	4.42	2.15	(2.89)	5.76

Distributions
From net investment income	—	—	(0.05)	(0.09)	(0.28)
From net realized gain on security transactions	(1.13)	(0.99)	(6.01)	(4.36)	(5.68)
Total distributions	(1.13)	(0.99)	(6.06)	(4.45)	(5.96)
Net asset value, end of year	$22.92	$24.39	$20.96	$24.87	$32.21

Total return	(1.95)%	21.31%	9.01%	(8.39)%	18.84%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$7,521	$8,773	$8,455	$16,397	$2,716
Ratio of net expenses to average net assets(3)	1.39%	1.55%	1.37%	1.06%	0.99%
Ratio of net investment income (loss) to average net assets	(0.69)%	(1.08)%	(0.73)%	1.38%	(0.13)%
Portfolio turnover rate	5%	4%	27%	24%	8%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN MASTER ALLOCATION FUND

FINANCIAL HIGHLIGHTS, Continued

	Class A
	For the Year Ended January 31,
	2022	2021	2020	2019	2018
For a share outstanding throughout each year
Net asset value, beginning of year	$21.92	$18.98	$23.06	$30.21	$30.74
Income from investment operations
Net investment income (loss)(1),(2)	(0.22)	(0.25)	(0.23)	0.14	(0.11)
Net realized and unrealized gain (loss) on investments	(0.12)	4.18	2.16	(2.92)	5.47
Total income (loss) from investment operations	(0.34)	3.93	1.93	(2.78)	5.36

Distributions
From net investment income	—	—	—	(0.01)	(0.21)
From net realized gain on security transactions	(1.13)	(0.99)	(6.01)	(4.36)	(5.68)
Total distributions	(1.13)	(0.99)	(6.01)	(4.37)	(5.89)
Net asset value, end of year	$20.45	$21.92	$18.98	$23.06	$30.21

Total return (excludes sales charge)	(2.17)%	20.95%	8.76%	(8.61)%	18.55%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,544	$2,676	$2,650	$3,727	$6,141
Ratio of net expenses to average net assets(3)	1.64%	1.80%	1.62%	1.31%	1.24%
Ratio of net investment income (loss) to average net assets	(0.94)%	(1.33)%	(1.01)%	0.48%	(0.35)%
Portfolio turnover rate	5%	4%	27%	24%	8%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN MASTER ALLOCATION FUND

FINANCIAL HIGHLIGHTS, Continued

	Class L
	For the Year Ended January 31,
	2022	2021	2020	2019	2018
For a share outstanding throughout each year
Net asset value, beginning of year	$19.18	$16.83	$21.24	$28.43	$29.28
Income from investment operations
Net investment loss(1),(2)	(0.34)	(0.35)	(0.38)	(0.19)	(0.34)
Net realized and unrealized gain (loss) on investments	(0.08)	3.69	1.98	(2.64)	5.18
Total income (loss) from investment operations	(0.42)	3.34	1.60	(2.83)	4.84

Distributions
From net investment income	—	—	—	—	(0.01)
From net realized gain on security transactions	(1.13)	(0.99)	(6.01)	(4.36)	(5.68)
Total distributions	(1.13)	(0.99)	(6.01)	(4.36)	(5.69)
Net asset value, end of year	$17.63	$19.18	$16.83	$21.24	$28.43

Total return	(2.91)%	20.11%	7.92%	(9.33)%	17.66%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$5,903	$5,807	$5,601	$6,883	$19,856
Ratio of net expenses to average net assets(3)	2.39%	2.55%	2.37%	2.06%	1.99%
Ratio of net investment loss to average net assets	(1.69)%	(2.08)%	(1.82)%	(0.72)%	(1.11)%
Portfolio turnover rate	5%	4%	27%	24%	8%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Yorktown Small Cap Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	For the Year Ended January 31,
	2022	2021	2020		2019		2018
For a share outstanding throughout each year
Net asset value, beginning of year	$17.43	$12.23	$11.19		$11.48		$11.98
Income from investment operations
Net investment income (loss)(1)	(0.05)	— (3)	0.02	(2)	0.01	(2)	—	(2),(3)
Net realized and unrealized gain (loss) on investments	0.37	5.21	1.17		(0.20)		1.40
Total income (loss) from investment operations	0.32	5.21	1.19		(0.19)		1.40

Distributions
From net investment income	—	(0.01)	—		(0.02)		—
From net realized gain on security transactions	(0.87)	—	(0.15)		(0.08)		(1.90)
Total distributions	(0.87)	(0.01)	(0.15)		(0.10)		(1.90)
Net asset value, end of year	$16.88	$17.43	$12.23		$11.19		$11.48

Total return	1.34%	42.61%	10.69%		(1.59)%		12.71%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$44,971	$45,375	$33,286		$25,741		$21,602
Ratio of expenses to average net assets before waivers	1.38%	1.63%	1.55	%(4)	1.63	%(4)	1.96	%(4)
Ratio of net expenses to average net assets	1.16%	1.15%	1.15	%(4)	1.15	%(4)	1.15	%(4)
Ratio of net investment income (loss) to average net assets	(0.28)%	(0.03)%	0.13%		0.10%		(0.01)%
Portfolio turnover rate	49%	50%	36%		42%		143%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Amount is less than $0.005 per share.
(4)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN SMALL CAP FUND

FINANCIAL HIGHLIGHTS, Continued

	Class A
	For the Year Ended January 31,
	2022	2021	2020		2019		2018
For a share outstanding throughout each year
Net asset value, beginning of year	$17.26	$12.13	$11.13		$11.43		$11.97
Income from investment operations
Net investment income (loss)(1)	(0.10)	(0.04)	(0.01	)(2)	0.02	(2)	(0.04	)(2)
Net realized and unrealized gain (loss) on investments	0.38	5.17	1.16		(0.23)		1.40
Total income (loss) from investment operations	0.28	5.13	1.15		(0.21)		1.36

Distributions
From net investment income	—	—	—		(0.01)		—
From net realized gain on security transactions	(0.87)	—	(0.15)		(0.08)		(1.90)
Total distributions	(0.87)	—	(0.15)		(0.09)		(1.90)
Net asset value, end of year	$16.67	$17.26	$12.13		$11.13		$11.43

Total return (excludes sales charge)	1.12%	42.29%	10.39%		(1.77)%		12.37%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$944	$703	$343		$280		$35
Ratio of expenses to average net assets before waivers	1.63%	1.88%	1.80	%(3)	1.88	%(3)	2.21	%(3)
Ratio of net expenses to average net assets	1.41%	1.40%	1.40	%(3)	1.40	%(3)	1.40	%(3)
Ratio of net investment income (loss) to average net assets	(0.53)%	(0.30)%	(0.10)%		0.20%		(0.35)%
Portfolio turnover rate	49%	50%	36%		42%		143%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN SMALL CAP FUND

FINANCIAL HIGHLIGHTS, Continued

	Class L
	For the Year Ended January 31,
	2022	2021	2020		2019		2018
For a share outstanding throughout each year
Net asset value, beginning of year	$16.67	$11.81	$10.91		$11.28		$11.93
Income from investment operations
Net investment loss(1)	(0.22)	(0.13)	(0.10	)(2)	(0.10	)(2)	(0.13	)(2)
Net realized and unrealized gain (loss) on investments	0.36	4.99	1.15		(0.19)		1.38
Total income (loss) from investment operations	0.14	4.86	1.05		(0.29)		1.25

Distributions
From net realized gain on security transactions	(0.87)	—	(0.15)		(0.08)		(1.90)
Total distributions	(0.87)	—	(0.15)		(0.08)		(1.90)
Net asset value, end of year	$15.94	$16.67	$11.81		$10.91		$11.28

Total return	0.31%	41.15%	9.68%		(2.56)%		11.46%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,220	$2,292	$1,128		$856		$485
Ratio of expenses to average net assets before waivers	2.38%	2.63%	2.55	%(3)	2.63	%(3)	2.96	%(3)
Ratio of net expenses to average net assets	2.16%	2.15%	2.15	%(3)	2.15	%(3)	2.15	%(3)
Ratio of net investment loss to average net assets	(1.28)%	(1.05)%	(0.88)%		(0.87)%		(1.08)%
Portfolio turnover rate	49%	50%	36%		42%		143%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

YORKTOWN FUNDS

Notes to the Financial Statements

January 31, 2022

1.	Organization

American Pension Investors Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the Yorktown Funds is a series of the Trust. The accompanying financial statements include the Growth Fund, Capital Appreciation Fund, Multi-Sector Bond Fund , Short Term Bond Fund, Master Allocation Fund and Small Cap Fund (collectively the “Funds”), each a diversified series of the Trust (except for the Master Allocation Fund which is non-diversified). Each Fund offers Class A, Class L and Institutional Class shares. In addition, the Multi-Sector Bond Fund also offers Class C shares.

The Growth Fund’s investment objective is growth of capital. The Capital Appreciation Fund’s investment objective is to seek to achieve high current income, as well as growth of capital and income. The Capital Appreciation Fund and Growth Fund invest primarily in the common stock of U.S. and foreign issuers, securities issued by investment companies (“Underlying Funds”), including open-end mutual funds, closed-end funds, business development companies, unit investment trusts, and foreign investment companies, long-, intermediate- or short-term bonds and other fixed-income securities, and index securities (“Index Securities”), including exchange-traded funds (“ETFs”) and similar securities that represent interests in a portfolio of common stocks or fixed income securities seeking to track the performance of a securities index or similar benchmark.

The Multi-Sector Bond Fund’s investment objective is current income with limited credit risk. The Multi-Sector Bond Fund invests primarily in debt securities, including U.S. Government securities, corporate bonds and structured notes, common stock of U.S. and foreign issuers, securities issued by Underlying Funds, and Index Securities.

The Short Term Bond Fund’s investment objective is to seek income consistent with the preservation of capital. Under normal circumstances, the Short Term Bond Fund invests at least 80% of its assets in fixed income securities that, in the opinion of Yorktown Management & Research Company, Inc., the Funds’ investment adviser (the “Adviser”), offer the opportunity for income consistent with preservation of capital. The Short Term Bond Fund’s portfolio will have an average aggregate maturity of not more than three years.

The Master Allocation Fund’s investment objective is long term capital appreciation and current income. Under normal conditions, the Adviser seeks to achieve the Master Allocation Fund’s investment objective by investing in a variety of equity and debt securities. The Adviser currently invests Master Allocation Fund assets in securities issued by other Underlying Funds managed by the Adviser, but reserves the

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

1.	Organization, continued

right to invest Master Allocation Fund assets in other equity and debt securities as it deems appropriate in seeking to achieve the Master Allocation Fund’s investment objective.

The Small Cap Fund’s investment objective is to seek to achieve long term capital appreciation. Under normal conditions, the Adviser and Sapphire Star Capital, LLC, the Small Cap Fund’s sub-adviser, seek to achieve the Small Cap Fund’s investment objective by investing at least 80% of its assets (plus the amount of any borrowings for investment purposes) in the common stock of U.S. small capitalized (“small cap”) value companies. The Small Cap Fund may also invest in securities issued by Underlying Funds, and Index Securities, including ETFs and similar securities that represent interests in a portfolio of common stocks or fixed income securities seeking to track the performance of a securities index or similar benchmark.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

2.	Significant Accounting Policies

Portfolio Valuation

The Funds’ investments in Underlying Funds are valued daily at their respective closing net asset values in accordance with the 1940 Act. Securities that are listed on U.S. exchanges (other than ETFs) are valued at the last sales price on the day the securities are valued or, lacking any sales on such day at the previous day’s closing price. ETFs are valued at the last sales price on the ETF’s primary exchange on the day the securities are valued or, lacking any sales on such day, either at the value assigned by a nationally recognized third-party pricing service or at the previous day’s closing price. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. U.S. Treasury securities and corporate bonds are valued at an evaluated mean of the bid and ask prices. Securities for which market quotations are unavailable or unreliable are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

2.	Significant Accounting Policies, continued

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. Generally accepted accounting principles establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

●	Level 1—Unadjusted quoted prices in active markets for identical assets that the Funds have the ability to access.

●

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●

Level 3—Unobservable inputs for the asset, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

2.	Significant Accounting Policies, continued

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of January 31, 2022, in valuing the Funds’ assets carried at fair value.

Growth Fund

Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$71,873,603	$533,295	*	$—	$72,406,898
Total	$71,873,603	$533,295		$—	$72,406,898

*	Industrials Sector

Capital Appreciation Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$21,705,000	$—	$—	$21,705,000
Total	$21,705,000	$—	$—	$21,705,000

Multi-Sector Bond Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$62,538,913	$—	$62,538,913
Collateralized Loan Obligations	—	21,669,426	—	21,669,426
Corporate Bonds and Notes	—	311,305,129	—	311,305,129
Foreign Bonds	—	966,510	—	966,510
U.S. Government & Agencies	—	18,044,019	—	18,044,019
Total	$—	$414,523,997	$—	$414,523,997

Short Term Bond Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$153,564,433	$—	$153,564,433
Collateralized Loan Obligations	—	32,552,921	—	32,552,921
Corporate Bonds and Notes	—	330,711,661	—	330,711,661
U.S. Government & Agencies	—	27,501,741	—	27,501,741
Total	$—	$544,330,756	$—	$544,330,756

Master Allocation Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Open End Funds	$15,301,787	$—	$—	$15,301,787
Total	$15,301,787	$—	$—	$15,301,787

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

2.	Significant Accounting Policies, continued

Small Cap Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$46,256,185	$—	$484,558	$46,740,743
Total	$46,256,185	$—	$484,558	$46,740,743

See schedule of investments for breakdown of sectors in which the Funds invest.

Following is a reconciliation of assets in which significant inputs (Level 3) were used in determining fair value for the Small Cap Fund:

Asset Category	Balance as of January 31, 2021	Realized gain (loss)	Purchases	Sales
Common Stock	$484,558	$—	$—	$—

Asset Category	Transfer in Level 3*	Transfer out Level 3*	Balance as of January 31, 2022
Common Stock	$—	$—	$484,558

*	The amount of transfers in and/or out are reflected at the reporting period end.

The following provides quantitative information about the Small Cap Fund’s significant Level 3 fair value measurements as of January 31, 2022:

	Quantitative Information about Significant Level 3 Fair Value Measurements
Asset Category	Fair Value as of January 31, 2022	Valuation Techniques	Unobservable Input(s)	Amount or Range	Weighted Average
Common Stocks	$484,558	Market Approach	Transaction Price	$6.47	$6.47

The significant unobservable inputs that may be used in the fair value measurement of the Funds’ investments in common stock, corporate bonds and convertible corporate bonds for which market quotations are not readily available include: broker quotes, discounts from the most recent trade or “stale price” and estimates from trustees (in bankruptcies) on disbursements. A change in the assumption used for each of the inputs listed above may indicate a directionally similar change in the fair value of the investment.

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

2.	Significant Accounting Policies, continued

Security Transactions and Investment Income

Security transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses from security transactions are reported on an identified-cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date.

Dividends and Distributions

Each Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Repurchase Agreements

The Funds may invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until maturity of the repurchase agreement. Provisions of the repurchase agreements and procedures adopted by the Board of Trustees require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. A custody agreement in connection with the Master Repurchase Agreement defines eligible securities for collateral in relation to each repurchase agreement. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines or if the counter-party enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

2.	Significant Accounting Policies, continued

Class Net Asset Values and Expenses

All income and expenses not attributable to a particular class, and realized and unrealized gains are allocated to each class proportionately for purposes of determining the net asset value of each class. Certain shareholder servicing and distribution fees are allocated to the particular class to which they are attributable. Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

The Funds currently offer Class A shares which include a front-end sales charge (load). The maximum front-end sales charge is 2.25% for the Short Term Bond Fund and 5.75% for the remaining Funds. Class A shares may be purchased without a front-end sales charge under certain circumstances. A contingent deferred sales charge of 1.00% is generally imposed on redemptions of Class C shares made within 13 months from the date of purchase.

Other

In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

3.	Principal Risks

In the normal course of business the Funds may trade securities, including structured notes, where the risk of potential loss exists due to such things as changes in the market (market risk), the size of the companies it invests in (small company risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). Structured notes are hybrid securities that generally combine both debt and equity characteristics into a single note form. The risks of investing in structured notes include unfavorable price movements in the underlying security or index and the credit risk of the issuing financial institution. There may be no guarantee of interest payments or return of principal with structured notes, and structured notes may be less liquid than other investments held by a Fund.

Market Risks—The Funds’ investments in securities expose the Funds to various risks such as, but not limited to, interest rate and equity risks.

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

3.	Principal Risks, continued

Interest rate risk is the risk that fixed income securities, as well as structured notes, will decline in value because of changes in interest rates. Generally, as interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The market value of equities, such as common stocks and preferred securities, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Small Company Risks—Small company securities tend to be less liquid and more difficult to sell than those issued by larger companies. Small company stocks can be more volatile and may underperform the market or become out of favor with investors. Small company securities may be very sensitive to changing economic conditions and market downturns because the issuers may often have narrow markets, fewer product lines, and limited managerial and financial resources.

Credit and Counterparty Risks—The Funds will be exposed to credit risk due to the entities with whom they trade. A Fund could lose money if the issuer or guarantor of a fixed income security or structured note is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

3.	Principal Risks, continued

Sector Risk—If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of January 31, 2022, the Growth Fund had 28.16% of the value of its net assets invested in stocks within the Technology sector.

4.	Investment Advisory and Accounting Services Agreements

The Adviser, whose principal stockholder is also a trustee of the Trust, serves as the Funds’ investment adviser and manager. For its services, the Adviser receives a fee, calculated daily and payable monthly, at an annual rate as follows:

Growth Fund	1.00%
Capital Appreciation Fund	0.60%
Multi-Sector Bond Fund	0.40%
Short Term Bond Fund	0.70%
Master Allocation Fund	0.30%
Small Cap Fund	0.90%

In the interest of limiting expenses of the Funds, the Adviser has entered into a contractual expense limitation agreement with the Trust. Pursuant to the expense limitation agreement, the Adviser has agreed to waive or limit its fees and assume other expenses of the Funds (excluding interest, taxes, brokerage commissions and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business) so that the ratio of total annual operating expenses is limited as shown below:

	Class A	Class L	Institutional Class
Growth Fund(a)	0.99%	1.99%	0.99%
Capital Appreciation Fund(b)	1.24%	1.99%	0.99%
Short Term Bond Fund(c)	0.84%	1.49%	0.84%
Small Cap Fund	1.40%	2.15%	1.15%

(a)	Prior to March 31, 2021, the Growth Fund’s ratio of total annual operating expenses was limited to 1.75% for Class A shares, 2.50% for Class L shares and 1.50% for Institutional Class shares.

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

4.	Investment Advisory and Accounting Services Agreements, continued

(b)

Prior to March 31, 2021, the Capital Appreciation Fund’s ratio of total annual operating expenses was limited to 1.44% for Class A shares, 2.19% for Class L shares and 1.19% for Institutional Class shares.

(c)	Prior to May 31, 2021, the Short Term Bond Fund’s ratio of total annual operating expenses was limited to 0.89% for Class A shares, 1.54% for Class L shares and 0.89% for Institutional Class shares.

Effective May 31, 2021, the Multi-Sector Bond Fund was removed from the expense limitation agreement. Prior to May 31, 2021, the Multi-Sector Bond Fund’s ratio of total annual operating expenses was limited to 1.75% for Class A shares, 1.90% for Class L shares, 1.90% for Class C shares and 1.00% for Institutional Class shares.

The Adviser is entitled to the reimbursement of fees waived or reimbursed subject to the limitations that the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and the reimbursement may not be made if it would cause the applicable Fund’s annual expense limitations to be exceeded. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. The expense limitation agreement may be terminated only by the Board of Trustees by providing 60 days’ notice, or if the Adviser ceases to serve as adviser to the Funds. Further, any recoupments will be subject to any lower expense limitations that have been later implemented by the Board of Trustees. During the fiscal year ended January 31, 2022, the Adviser contractually waived fees of $254,354, $99,458, $92,315, and $114,894 in the Growth Fund, Capital Appreciation Fund, Short Term Bond Fund and Small Cap Fund, respectively. As of January 31, 2022, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements as follows:

	Amount	Recoupable through January 31,
Growth Fund	$254,354	2025

Capital Appreciation Fund	41,021	2024
	99,458	2025

Short Term Bond Fund	92,315	2025

Small Cap Fund	125,492	2023
	143,175	2024
	114,894	2025

In addition to the expense limitations previously noted, prior to March 31, 2021, the Adviser agreed to voluntarily waive or limit its fees and assume other expenses so that the ratio of total operating expenses for the Growth Fund was limited to 1.25% for Class A shares, 2.25% for Class L shares and 1.25% for Institutional Class shares and

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

4.	Investment Advisory and Accounting Services Agreements, continued

the Capital Appreciation Fund was limited to 1.24% for Class A shares, 1.99% for Class L shares and 0.99% for Institutional Class shares. The Adviser is not entitled to the reimbursement of any fees voluntarily waived or expenses reimbursed. During the fiscal year ended January 31, 2022, the Adviser voluntarily waived fees of $14,023 and $8,659 in the Growth Fund and Capital Appreciation Fund, respectively.

The Adviser has retained a sub-adviser to provide portfolio management and related services to the Small Cap Fund. The sub-adviser receives a fee from the Adviser (not the Small Cap Fund) for these services.

Ultimus Fund Solutions, LLC (“Ultimus”) provides certain transfer agency, fund accounting, fund administration, and compliance support services for the aforementioned Funds. For the fiscal year ended January 31, 2022, Ultimus received the following amounts for these services:

Growth Fund	$108,093
Capital Appreciation Fund	98,175
Multi-Sector Bond Fund	261,100
Short Term Bond Fund	171,019
Master Allocation Fund	98,398
Small Cap Fund	98,039

5.	Distribution Plan and Fees

The Trust has adopted Rule 12b-1 Plans of Distribution providing for the payment of distribution and service fees to Ultimus Fund Distributors, LLC, the Funds’ distributor. Class A shares of the Capital Appreciation Fund, Master Allocation Fund and Small Cap Fund pay a fee of 0.25% of each Class A shares’ average daily net assets for distribution fees. Class A shares of the Multi-Sector Bond Fund pay a fee of 0.50% of the Class A shares’ average daily net assets for distribution fees. Class L shares of each of the Funds, except Short Term Bond Fund, pay a fee of 1.00% of each Class L shares’ average daily net assets. Of this amount, 0.75% represents distribution fees and 0.25% represents shareholder servicing fees. Class L shares of the Short Term Bond Fund pay a fee of 0.65% (prior to April 1, 2020 fee was 1.00%) of Class L share’s average daily net assets. Class C shares of Multi-Sector Bond Fund pay a fee of 1.00% of Class C share’s average daily net assets. Of this amount, 0.75% represents distribution fees and 0.25% represents shareholder servicing fees.

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

5.	Distribution Plan and Fees, continued

During the fiscal year ended January 31, 2022, the distributor retained the following amounts in sales commissions from the sales of Class A shares of the Funds:

Growth Fund	$2,719
Capital Appreciation Fund	586
Multi-Sector Bond Fund	7,362
Short Term Bond Fund	800
Master Allocation Fund	2,321
Small Cap Fund	1,117

During the fiscal year ended January 31, 2022, the distributor received the following amounts in contingent deferred sales charges related to redemptions of Class A and Class C shares of the Funds:

Multi-Sector Bond Fund, Class C	$74

6.	Investment Activity

For the fiscal year ended January 31, 2022, purchases and sales of investment and U.S. Government securities, other than short-term investments, were as follows:

	Purchases	Sales	U.S. Government Purchases	U.S. Government Sales
Growth Fund	$43,375,593	$42,935,443	$—	$—
Capital Appreciation Fund	39,569,560	38,752,930	—	—
Multi-Sector Bond Fund	108,677,970	138,864,628	7,261,854	10,040,070
Short Term Bond Fund	231,797,696	225,337,544	14,390,931	15,940,281
Master Allocation Fund	887,832	1,725,000	—	—
Small Cap Fund	30,749,722	24,604,706	—	—

7.	Line of Credit

The Funds entered into a short-term credit agreement (“Line of Credit”) with Huntington National Bank (“Huntington”), expiring on May 27, 2022. Under the terms of the agreement, each of the Funds may borrow up to the lesser of 30% of a Fund’s daily market value or $25 million at an interest rate equal to the London Interbank Offered Rate (“LIBOR”) plus 125 basis points. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Huntington receives an annual facility fee of 0.125% on $25 million as well as an additional annual fee of 0.125% on any unused portion of the credit facility, invoiced quarterly, for providing

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

7.	Line of Credit, continued

the Line of Credit. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 15% of a Fund’s total assets at the time when the borrowing is made. To the extent that the line of credit is utilized, it will be collateralized by securities in the Funds’ portfolios.

As of January 31, 2022, the Funds had no outstanding borrowings under this Line of Credit.

Fund	Average Daily Loan Balance(a)	Weighted Average Interest Rate(a)	Number of Days Outstanding(b)	Interest Expense Accrued	Maximum Loan Outstanding
Growth Fund	$222,594	1.75%	5	$54	$329,196
Multi-Sector Bond Fund	557,281	1.75%	16	433	1,740,126
Short Term Bond Fund	1,363,402	1.75%	22	1,458	4,110,541

(a)	Averages based on the number of days outstanding.

(b)	Number of Days Outstanding represents the total days during the fiscal year ended January 31, 2022, that a Fund utilized the Line of Credit.

Interest expense amounts on the Statements of Operations also include overdraft fee amounts of $91, $97, $13 and $1,525 in the Multi-Sector Bond Fund, Short Term Bond Fund, Master Allocation Fund and Small Cap Fund, respectively.

8.	Federal Income Tax Information

Each of the Funds is a separate taxable entity and intends to continue to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and is required to make the requisite distributions to its shareholders which will relieve it from Federal income or excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Required fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets and distributions for tax purposes may differ from amounts reflected in the accompanying financial statements. These differences are primarily due to differing treatment for losses deferred with respect to wash sales,

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

8.	Federal Income Tax Information, continued

and excise tax regulations. For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences.

FASB Accounting Standard Codification “Accounting for Uncertainty in Income Taxes”, Topic 740 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Funds’ 2022 tax returns, in addition to the Funds’ previous three open tax years. The Funds identify their major tax jurisdictions as U.S. Federal and Commonwealth of Virginia; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

At January 31, 2022, the gross unrealized appreciation and depreciation on investments owned by the Funds, based on cost for federal income tax purposes, were as follows:

	Growth Fund	Capital Appreciation Fund	Multi-Sector Bond Fund
Tax cost of investments	$52,432,954	$19,811,843	$411,182,280
Gross unrealized appreciation	22,356,592	4,043,882	12,789,194
Gross unrealized depreciation	(2,382,648)	(2,150,725)	(9,447,477)
Net unrealized appreciation/(depreciation) on investments	$19,973,944	$1,893,157	$3,341,717

	Short Term Bond Fund	Master Allocation Fund	Small Cap Fund
Tax cost of investments	$545,265,240	$9,956,730	$38,080,840
Gross unrealized appreciation	3,838,057	5,345,057	9,877,038
Gross unrealized depreciation	(4,772,541)	—	(1,217,135)
Net unrealized appreciation/(depreciation) on investments	$(934,484)	$5,345,057	$8,659,903

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

8.	Federal Income Tax Information, continued

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions and wash sales.

Generally accepted accounting principles require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended January 31, 2022, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

	Paid-In Capital	Accumulated Earnings (Deficit)
Growth Fund	$(1)	$1
Capital Appreciation Fund	(110,840)	110,840
Multi-Sector Bond Fund	(32)	32
Short Term Bond Fund	(1)	1
Master Allocation Fund	(131,867)	131,867
Small Cap Fund	—	—

As of January 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Growth Fund	Capital Appreciation Fund	Multi-Sector Bond Fund
Undistributed ordinary income	$—	$—	$1,294,611
Undistributed long-term capital gains	1,750,178	32,610	—
Accumulated earnings	1,750,178	32,610	1,294,611
Accumulated capital and other losses	(1,225,416)	(19,955)	(183,216,373)
Unrealized appreciation on investments	19,973,944	1,893,157	3,341,717
Unrealized appreciation/(depreciation) on foreign currency	(585)	(107)	—
Total accumulated earnings/(deficit)	$20,498,121	$1,905,705	$(178,580,045)

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

8.	Federal Income Tax Information, continued

	Short Term Bond Fund	Master Allocation Fund	Small Cap Fund
Undistributed ordinary income	$672,799	$—	$—
Undistributed long-term capital gains	—	1,037,252	2,449,327
Accumulated earnings	672,799	1,037,252	2,449,327
Accumulated capital and other losses	(12,155,400)	(25,975)	(23,135)
Unrealized appreciation/(depreciation) on investments	(934,484)	5,345,057	8,659,903
Total accumulated earnings/(deficit)	$(12,417,085)	$6,356,334	$11,086,095

The tax character of distributions paid for the fiscal years ended January 31, 2021 and January 31, 2022 were as follows:

	Growth Fund		Capital Appreciation Fund
	2022	2021	2022	2021
Distributions paid from:
Ordinary income	$1,663,547	$—	$12,026	$195,274
Long-term capital gains	9,906,011	7,407,371	—	—
Total distributions paid	$11,569,558	$7,407,371	$12,026	$195,274

	Multi-Sector Bond Fund		Short Term Bond Fund
	2022	2021	2022	2021
Distributions paid from:
Ordinary income	$15,462,032	$21,454,026	$6,970,410	$8,561,091
Long-term capital gains	—	—	—	—
Total distributions paid	$15,462,032	$21,454,026	$6,970,410	$8,561,091

	Master Allocation Fund		Small Cap Fund
	2022	2021	2022	2021
Distributions paid from:
Ordinary income	$—	$55,000	$—	$24,828
Long-term capital gains	832,232	697,642	2,737,925	—
Total distributions paid	$832,232	$752,642	$2,737,925	$24,828

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

8.	Federal Income Tax Information, continued

At January 31, 2022, the Funds had accumulated capital loss carryforwards as follows:

Not Subject to Expiration
	Short-Term	Long-Term	Total
Growth Fund	$—	$—	$—
Capital Appreciation Fund	—	—	—
Multi-Sector Bond Fund	84,350,865	98,865,508	183,216,373
Short Term Bond Fund	6,645,403	5,509,997	12,155,400
Master Allocation Fund	—	—	—
Small Cap Fund	—	—	—

At January 31, 2022, the Capital Appreciation Fund, Multi-Sector Bond Fund, Short Term Bond Fund and Small Cap Fund utilized capital loss carryforwards of $175,297, $4,588,006, $878,748, and $1,995,446, respectively.

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations.

Under current tax law, net investment losses after December 31 and capital losses realized after October 31 of the Funds fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. As of January 31, 2022, the following Funds had Qualified Late Year Ordinary Losses:

Growth Fund	$88,295
Capital Appreciation Fund	19,955
Multi-Sector Bond Fund	—
Short Term Bond Fund	—
Master Allocation Fund	25,975
Small Cap Fund	23,135

Post-October capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. As of January 31, 2022, the following Funds had Post-October capital losses of:

Growth Fund	$1,137,121
Capital Appreciation Fund	—
Multi-Sector Bond Fund	—
Short Term Bond Fund	—
Master Allocation Fund	—
Small Cap Fund	—

YORKTOWN FUNDS

NOTES TO the FINANCIAL STATEMENTS, Continued

9.	Transactions with Affiliates

The Master Allocation Fund invests in other mutual funds which are managed by the Adviser. Transactions with affiliates during the fiscal year ended January 31, 2022 were as follows:

Master Allocation Fund

Affiliated Fund Name	Value on January 31, 2021	Purchases/ Additions	Sales/ Reductions	Realized Gain (Loss)
Growth Fund	$6,071,836	$659,139	$(1,025,000)	$207,334
Capital Appreciation Fund	6,269,642	6,142	(500,000)	57,653
Small Cap Fund	4,624,563	222,551	(200,000)	89,715
Total	$16,966,041	$887,832	$(1,725,000)	$354,702

Affiliated Fund Name	Change in Unrealized Appreciation/ (Depreciation)	Value on January 31, 2022	Shares Held on January 31, 2022	Dividend Income	Long-Term Capital Gain Distributions
Growth Fund	$(633,983)	$5,279,326	294,605	$119,858	$539,281
Capital Appreciation Fund	(318,412)	5,515,025	170,797	6,142	—
Small Cap Fund	(229,393)	4,507,436	267,028	—	222,551
Total	$(1,181,788)	$15,301,787	732,430	$126,000	$761,832

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund under Section 2(a)(9) of the 1940 Act. At January 31, 2022, the Master Allocation Fund, as record shareholder, did not own 25% of the outstanding shares of any affiliated fund.

10.	Subsequent Event

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Pension Investors Trust
and the Shareholders of Yorktown Growth Fund, Yorktown Capital Appreciation Fund,
Yorktown Multi-Sector Bond Fund, Yorktown Short Term Bond Fund,
Yorktown Master Allocation Fund, and Yorktown Small Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Yorktown Growth Fund, Yorktown Capital Appreciation Fund, Yorktown Multi-Sector Bond Fund, Yorktown Short Term Bond Fund, Yorktown Master Allocation Fund, and Yorktown Small Cap Fund, each a series of shares of beneficial interest in American Pension Investors Trust (the “Funds”), including the schedules of investments, as of January 31, 2022, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of January 31, 2022, and the results of their operations for the year then ended and the changes in their net assets and their financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the years in the three-year period ended January 31, 2020 were audited by other auditors, whose report dated March 25, 2020, expressed an unqualified opinion on such financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2022 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the American Pension Investors Trust since 2021.

Philadelphia, Pennsylvania
March 30, 2022

Additional Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2022 shows the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

For the year ended January 31, 2022, the following percentage of ordinary income dividends paid by the Funds qualify as qualified dividend income:

Qualified Dividend Income
Growth Fund	55%
Capital Appreciation Fund	100%
Multi-Sector Bond Fund	2%
Short Term Bond Fund	0%
Master Allocation Fund	0%
Small Cap Fund	0%

For the taxable year ended January 31, 2022, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received Deduction
Growth Fund	32%
Capital Appreciation Fund	100%
Multi-Sector Bond Fund	2%
Short Term Bond Fund	0%
Master Allocation Fund	0%
Small Cap Fund	0%

For the taxable year ended January 31, 2022, of ordinary income dividends paid by the Funds qualify as qualified business income.

Qualified Business Income
Growth Fund	0%
Capital Appreciation Fund	0%
Multi-Sector Bond Fund	0%
Short Term Bond Fund	0%
Master Allocation Fund	0%
Small Cap Fund	0%

The Funds designate the following amounts as long-term capital gains distributions. The amounts designated may not agree with long term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

Long-Term Capital Gains Paid Amount
Growth Fund	$9,906,012
Capital Appreciation Fund	—
Multi-Sector Bond Fund	—
Short Term Bond Fund	—
Master Allocation Fund	832,232
Small Cap Fund	2,737,925

PERFORMANCE AND GROWTH OF $10,000 GRAPHS (Unaudited)

The graphs that follow assume an initial investment of $10,000 made on January 31, 2012 (or, if a shorter period, commencement of a Fund’s operations) and held through January 31, 2022. THE FUNDS’ RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The MSCI World Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Funds’ portfolios. Effective September 10, 2020, the Small Cap Fund’s primary benchmark Index was changed from the Russell 2000 Growth Index to the Russell 2000 Index because the adviser believes the Russell 2000 Index is a more appropriate broad-based index for comparison purposes. Effective June 30, 2021, the Capital Appreciation Fund’s primary benchmark index was changed from the MSCI World Index to the S&P 500 Index because the adviser believes the S&P 500 Index is a more appropriate and accurate index for comparison purposes. The S&P 500 Index is widely regarded as the best single gauge of large-cap U.S. equities. Effective June 30, 2021, the Multi-Sector Bond Fund’s primary benchmark index was changed from the Dow Jones Conservative Portfolio Index to the Bloomberg U.S. Aggregate Bond Index because the adviser believes the Bloomberg U.S. Aggregate Bond Index is a more appropriate and accurate index for comparison purposes. The ICE BofA U.S. Corporate & Government, 1-3 Years Index covers the U.S. investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities, with a remaining term to final maturity less than 3 years. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade fixed-rate taxable bond market and also is representative of a broader market and range of securities than is found in the Funds’ portfolios. The Dow Jones Conservative Portfolio Index is made up of underlying indexes designed to measure portfolios at conservative risk levels. The Russell 2000 Index is a widely recognized unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. Individuals cannot invest directly in the Indexes; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Gross operating expense ratios by Fund and share class, as disclosed in the current prospectus as of the date of this report, are:

	Class A	Class L	Class C	Institutional Class
Growth Fund	1.46%	2.46%		1.46%
Capital Appreciation Fund	1.79%	2.54%		1.54%
Multi-Sector Bond Fund	1.13%	1.63%	1.63%	0.63%
Short Term Bond Fund	0.88%	1.53%		0.88%
Master Allocation Fund	3.10%	3.85%		2.85%
Small Cap Fund	1.93%	2.68%		1.68%

Please see the Financial Highlights section of the Funds’ financial statements for more current information with respect to Expense Ratios.

The performance data quoted represents past performance and does not guarantee future results. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more information on the Funds, to obtain performance data current to the most recent month end, or to obtain a prospectus, please call 1-800-544-6060. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of each Fund before investing. A Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Funds are distributed by Ultimus Fund Distributors, Inc., member FINRA.

Expense Examples (Unaudited)

Yorktown Funds

As a shareholder in a Yorktown Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2021 to January 31, 2022.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value, January 31, 2022	Expenses Paid During the Period (a)	Annualized Expense Ratio
Growth Fund
Institutional Class
Actual	$ 1,000.00	$ 1,053.00	$ 5.17	1.00%
Hypothetical (5% return before expenses)	1,000.00	1,020.16	5.09	1.00%
Class A
Actual	1,000.00	1,053.10	5.17	1.00%
Hypothetical (5% return before expenses)	1,000.00	1,020.16	5.09	1.00%
Class L
Actual	1,000.00	1,048.40	10.33	2.00%
Hypothetical (5% return before expenses)	1,000.00	1,015.12	10.16	2.00%

Capital Appreciation Fund
Institutional Class
Actual	1,000.00	983.60	5.05	1.01%
Hypothetical (5% return before expenses)	1,000.00	1,020.11	5.14	1.01%
Class A
Actual	1,000.00	982.10	6.29	1.26%
Hypothetical (5% return before expenses)	1,000.00	1,018.85	6.41	1.26%
Class L
Actual	1,000.00	978.60	10.02	2.01%
Hypothetical (5% return before expenses)	1,000.00	1,015.07	10.21	2.01%

Multi-Sector Bond Fund
Institutional Class
Actual	1,000.00	1,007.70	3.09	0.61%
Hypothetical (5% return before expenses)	1,000.00	1,022.13	3.11	0.61%
Class A
Actual	1,000.00	1,004.60	5.61	1.11%
Hypothetical (5% return before expenses)	1,000.00	1,019.61	5.65	1.11%
Class L
Actual	1,000.00	1,002.60	8.13	1.61%
Hypothetical (5% return before expenses)	1,000.00	1,017.09	8.19	1.61%
Class C
Actual	1,000.00	1,001.70	8.12	1.61%
Hypothetical (5% return before expenses)	1,000.00	1,017.09	8.19	1.61%

Short Term Bond Fund
Institutional Class
Actual	1,000.00	996.90	4.23	0.84%
Hypothetical (5% return before expenses)	1,000.00	1,020.97	4.28	0.84%
Class A
Actual	1,000.00	996.70	4.23	0.84%
Hypothetical (5% return before expenses)	1,000.00	1,020.97	4.28	0.84%
Class L
Actual	1,000.00	993.20	7.49	1.49%
Hypothetical (5% return before expenses)	1,000.00	1,017.69	7.58	1.49%

	Beginning Account Value	Ending Account Value, January 31, 2022	Expenses Paid During the Period (a)	Annualized Expense Ratio
Master Allocation Fund
Institutional Class
Actual	$ 1,000.00	$ 1,024.40	$ 7.14	1.40%
Hypothetical (5% return before expenses)	1,000.00	1,018.15	7.12	1.40%
Class A
Actual	1,000.00	1,023.00	8.41	1.65%
Hypothetical (5% return before expenses)	1,000.00	1,016.89	8.39	1.65%
Class L
Actual	1,000.00	1,019.10	12.21	2.40%
Hypothetical (5% return before expenses)	1,000.00	1,013.11	12.18	2.40%

Small Cap Fund
Institutional Class
Actual	1,000.00	1,070.70	6.11	1.17%
Hypothetical (5% return before expenses)	1,000.00	1,019.31	5.96	1.17%
Class A
Actual	1,000.00	1,069.30	7.41	1.42%
Hypothetical (5% return before expenses)	1,000.00	1,018.05	7.22	1.42%
Class L
Actual	1,000.00	1,065.10	11.30	2.17%
Hypothetical (5% return before expenses)	1,000.00	1,014.27	11.02	2.17%

(a)

The dollar amounts shown as “Expenses Paid” are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) and divided by 365 (to reflect the one-half year period).

Other Information (Unaudited)

Proxy Voting Policies and Procedures

Both (i) a description of the policies and procedures that the Trust uses to determine how to vote proxies relating to the Funds’ portfolio securities and (ii) information regarding how the Trust voted proxies relating to the Funds’ portfolio securities during the most recent twelve month period ended June 30th are available without charge, upon request, by calling the Trust at (800) 544-6060, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files each Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov or on the Funds’ website at http://www.yorktownfunds.com.

Trustees and Officers (Unaudited)

The table below provides information about the Trust’s trustees and officers, including biographical information about their business experience. The address of each trustee and officer is 106 Annjo Court, Suite A, Forest, Virginia 24551.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Service (*)	Number of API Trust Portfolios Overseen	Principal Occupation(s) During the Past Five Years and Other Directorships Held
David D. Basten Age 71	President and Trustee	Since 1985	All (consisting of seven portfolios)

President, Director and Portfolio Manager, Yorktown Management & Research Company, Inc.; Vice President, The Travel Center of Virginia, Inc.; Partner, The Rivermont Company (real estate); Partner, Downtown Enterprises (real estate); Managing Partner, WAIMED Enterprises, LLC (real estate and travel services); Managing Partner, Mid-Atlantic Construction, LLC; He is the father of David M. Basten

David M. Basten Age 44	Assistant Secretary and Trustee	Since 2008	All (consisting of seven portfolios)	Secretary, Treasurer and Director, Yorktown Management & Research Company, Inc.; He is the son of David D. Basten.
Mark A. Borel Age 68	Trustee	Since 1985	All (consisting of seven portfolios)

President, Borel Construction Company, Inc.; President, Borel Properties, Inc. (real estate); Partner, JBO, LLC (real estate); Partner, JAMBO International (commercial real estate); Partner, Jamborita, LLC (commercial real estate); Partner, Neighbors Place Restaurant; Partner, The HAB Company, LC (real estate); Partner, Piedmont Professional Investments, LLC (real estate); Partner, New London Development Company (real estate); Partner, Stud Muffins, LLC (real estate); Partner, Oakhill Apartments (real estate); Partner, Braxton Park, LLC (real estate); Partner, Bootleggers Lynchburg (restaurant); Partner, Bootleggers Partner, LLC; Manager, Humble, LLC (real estate); Manager, Humble, II, LLC (real estate); Manager, Humble, III, LLC (real estate); Partner, 2302 Bedford Restaurant, LLC dba Small Batch (restaurant); Member, 1007 Commerce Street, LLC dba My Dog Duke’s Diner (restaurant); President, Town Center Association (property owners association); President, Jefferson Square Association (property owners association)

Name and Age	Position(s) Held with Trust	Term of Office and Length of Service (*)	Number of API Trust Portfolios Overseen	Principal Occupation(s) During the Past Five Years and Other Directorships Held
Stephen B. Cox Age 73	Trustee	Since 1995	All (consisting of seven portfolios)	Retired
G. Edgar Dawson III Age 65	Trustee	Since 1995	All (consisting of seven portfolios)	Shareholder, President and Director, Petty, Livingston, Dawson, & Richards, P.C. (law firm); Officer and Director, Boonsboro Country Club Corporation
Wayne C. Johnson Age 69	Trustee	Since 1988	All (consisting of seven portfolios)	Retired; Previously Vice President of Operations and Human Resources, C.B. Fleet Company, Inc. (pharmaceuticals).
David D. Jones Age 64	Secretary/Chief Compliance Officer	Since 2008	All (consisting of seven portfolios)	Co-founder and Managing Member, Drake Compliance, LLC (compliance consulting); founder and controlling shareholder, David Jones & Associates (law firm), 1998 to 2015.
Charles D. Foster Age 61	Chief Financial Officer	Since 1988	All (consisting of seven portfolios)	Chief Financial Officer, Yorktown Management & Research Company, Inc.
M. Dennis Stratton Age 59	Controller	Since 1989	All (consisting of seven portfolios)	Controller, Yorktown Management & Research Company, Inc.

(*)

Trustees of the Trust serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Trust serve one-year terms, subject to annual reappointment by the Board of Trustees.

Mr. David D. Basten and Mr. David M. Basten are considered to be “interested persons” (as defined in the 1940 Act) of the Trust by virtue of their positions with the Trust’s investment adviser or its affiliated entities.

ADDITIONAL INFORMATION ABOUT THE TRUST’S TRUSTEES AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST
BY CALLING 1-800-544-6060

Privacy Notice

FACTS	WHAT DOES AMERICAN PENSION INVESTORS TRUST (“YORKTOWN FUNDS”) DO WITH YOUR PERSONAL INFORMATION?

WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all information sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this Notice carefully to understand what we do.

WHAT?

The types of information we collect and share depend on the product or service you have with us. This information can include your:

● Social Security Number

● Assets

● Retirement Assets

● Transaction History

● Checking Account History

● Purchase History

● Account Balances

● Account Transactions

● Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this Notice.

HOW?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Yorktown Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information.	Does Yorktown Funds share?	Can you limit this sharing?
For our everyday business purposes — Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	Yes	No
For our marketing purposes — to offer our products and services to you.	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences.	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 888-933-8274

Who we are
Who is providing this Notice?	Yorktown Funds Yorktown Management & Research Company, Inc.
What we do
How does Yorktown Funds protect your personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse or your nonpublic personal information.

How does Yorktown Funds collect your personal information?

We collect your personal information, for example, when you

● Open an account

● Provide account information

● Give us your contact information

● Make deposits or withdrawals from your account

● Make a wire transfer

● Tell us where to send the money

● Tell us who receives the money

● Show your government-issued ID

● Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

● Sharing for affiliates’ everyday business purposes-information about your creditworthiness.

● Affiliates from using your information to market to you.

● Sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Yorktown Management & Research, Inc., is an affiliate of Yorktown Funds.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Yorktown Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products to you. ● Yorktown Funds do not jointly market.

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SHAREHOLDER SERVICES

Yorktown Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

(888) 933-8274

For Overnight Deliveries:

Yorktown Funds

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

EXECUTIVE OFFICES

Yorktown Funds

106 Annjo Court, Suite A

Forest, Virginia 24551

(800) 544-6060

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street, 3rd Floor

Philadelphia, PA 19103

This report is submitted for the general
information of the shareholders of the Trust.
The report is not authorized for distribution to
prospective investors in the Trust unless preceded
or accompanied by an effective Prospectus.

www.yorktownfunds.com

Yorktown-AR-22

(b) Not applicable.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. During the period covered by the report, no amendments were made to the provisions of this code of ethics. During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from a provision of this code of ethics to Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. The Registrant hereby undertakes to provide to any person without charge, upon request, a copy of such code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-544-6060.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant does not have a member who qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. However, although the Board has not determined that any of its members is an “audit committee financial expert” as such term is defined in Item 3 of Form N-CSR, the audit committee members collectively have sufficient financial expertise in business and finance, including the evaluation of the Registrant’s financial statements, supervision of the Registrant’s preparation of its financial statements, and oversight of the work of the Registrant’s independent auditors. Each of the members of the Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR. The Board determined that given the collective financial expertise of the audit committee members, it was not necessary to appoint an audit committee financial expert to the audit committee.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees: The aggregate fees billed for the fiscal years ended January 31, 2022 and January 31, 2021 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $92,000 and $92,000, respectively.

(b) Audit-Related Fees: The aggregate fees billed for the fiscal years ended January 31, 2022 and January 31, 2021 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Item 4(a) were $0 and $0, respectively.

(c) Tax Fees: The aggregate fees billed for the fiscal years ended January 31, 2022 and January 31, 2021 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $18,000 and $18,000, respectively.

(d) All Other Fees: The aggregate fees billed for the fiscal years ended January 31, 2022 and January 31, 2021 for products and services provided by the principal accountant, other than the services reported above in Items 4(a) through (c) were $0 and $0, respectively.

(e)(1) Pre-Approval Policies and Procedures. The Registrant’s Audit Committee Charter provides that the Audit Committee shall determine whether to approve, prior to appointment, the engagement of the auditor to provide other audit services to the Registrant or to provide non-audit services to the Registrant, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) Percentage of Services Approved by Audit Committee: There were no services described in each of paragraphs (b) through (d) of this Item (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Services: The aggregate non-audit fees billed during the fiscal years ended January 31, 2022 and January 31, 2021 by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $18,000 and $18,000, respectively.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.	Schedule of Investments.

Not applicable. This schedule is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s President and Chief Financial Officer have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above and have been reasonably designed and are functioning as intended to ensure that all relevant and required information is recorded, processed, summarized and reported in this report on Form N-CSR.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 13.	Exhibits

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(a)(2)	The certification required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable to Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are filed and attached hereto as Exhibit 99.906CERT. The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN PENSION INVESTORS TRUST

Date:	April 4, 2022

/s/ David D. Basten
David D. Basten
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:	April 4, 2022

/s/ David D. Basten
David D. Basten
President

Date:	April 4, 2022

/s/ Charles D. Foster
Charles D. Foster
Chief Financial Officer